UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CARNIVAL CORPORATION

CARNIVAL plc

(Name of Registrants as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

NOTICE OF 2016 ANNUAL MEETINGS

OF SHAREHOLDERS AND

PROXY STATEMENT

Thursday, April 14, 2016

at 8:30 a.m., local time

Four Seasons Hotel

57 East 57th Street

New York, New York 10022

United States

LETTER TO SHAREHOLDERS FROM THE CHAIRMAN	1

VOTING INFORMATION	2

NOTICE OF 2016 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS	3

NOTICE OF 2016 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS	6

PROXY STATEMENT	12

GOVERNANCE	13
PROPOSALS 1-9 Re-Election of Directors	13
Board and Committee Governance	20
Director Compensation	25
Director Independence and Related Person Transactions	27

SHARE OWNERSHIP	30
Share Ownership of Certain Beneficial Owners and Management	30
Section 16(a) Beneficial Ownership Reporting Compliance	33

COMPENSATION	34
PROPOSAL 10 Advisory (Non-Binding) Vote to Approve Executive Compensation	34
PROPOSAL 11 Approval of Carnival plc Directors’ Remuneration Report	35
Compensation Discussion and Analysis and Carnival plc Directors’ Remuneration Report – Part I	35
Report of the Compensation Committees	55
Compensation Committee Interlocks and Insider Participation	55
Compensation Tables	56
Potential Payments on Termination or Change of Control	64

AUDIT MATTERS	69
Report of the Audit Committees	69
Independent Registered Certified Public Accounting Firm	70
PROPOSALS 12 & 13 Re-Appointment and Remuneration of Independent Auditors for Carnival plc and Ratification of Independent Registered Certified Public Accounting Firm for Carnival Corporation	71

OTHER PROPOSALS	72
PROPOSAL 14 Receipt of Accounts and Reports of Carnival plc	72
PROPOSALS 15 &16 Approval of the Grant of Authority to Allot New Carnival plc Shares and the Disapplication of Pre-Emption Rights Applicable to the Allotment of New Carnival plc Shares	72
PROPOSAL 17 General Authority to Buy Back Carnival plc Ordinary Shares	74

QUESTIONS AND ANSWERS	76
Questions Applicable to All Shareholders	76
Questions Specific to Shareholders of Carnival Corporation	81
Questions Specific to Shareholders of Carnival plc	84

ANNEX A Carnival plc Directors’ Report	A-1
ANNEX B Carnival plc Directors’ Remuneration Report – Part II	B-1
ANNEX C Carnival plc Corporate Governance Report	C-1

Carnival Corporation & plc 2016 Proxy Statement	i

LETTER TO SHAREHOLDERS FROM THE CHAIRMAN

To our Shareholders:

It is my pleasure to invite you to attend our joint Annual Meetings of shareholders at the Four Seasons Hotel, 57 East 57th Street, New York, New York, United States on Thursday, April 14, 2016. The meetings will commence at 8:30 a.m., and although there are technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa. We plan to continue to rotate the location of the Annual Meetings between the United Kingdom and the United States each year in order to accommodate shareholders on both sides of the Atlantic.

We are also pleased to offer an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings at www.carnivalcorp.com or www.carnivalplc.com.

Details regarding the matters to be voted on are contained in the attached Notices of Annual Meetings of Shareholders and Proxy Statement. Because of the dual listed company arrangement, all voting will take place on a poll (or ballot).

Your vote is important. We encourage you to vote as soon as possible, even if you plan to attend the meetings.

The Boards of Directors consider voting in favor of Proposals 1 through 17 to be in the best interests of Carnival Corporation and Carnival plc and its shareholders. Accordingly, the Boards of Directors unanimously recommend that you cast your vote “FOR” Proposals 1 through 17.

Thank you for your ongoing interest in, and continued support of, Carnival Corporation & plc.

February 19, 2016	Sincerely,

Micky Arison
Chairman of the Boards of Directors

Carnival Corporation & plc 2016 Proxy Statement	1

VOTING INFORMATION

Your vote is important. We encourage you to vote as soon as possible, even if you plan to attend the meetings.

Who is Eligible to Vote?

Carnival Corporation Shareholders	Carnival plc Shareholders
You are eligible to vote if you were a shareholder as of the close of business (EDT) on February 16, 2016.	You are eligible to vote if you are a shareholder as of 6:00 p.m. (BST) on April 12, 2016.

How to Vote?

To make sure your vote is counted, please cast your vote as soon as possible by one of the following methods:

Carnival Corporation Shareholders*		Carnival plc Shareholders
•	Using the Internet at www.proxyvote.com	•	Using the Internet at www.sharevote.co.uk
•	Calling toll-free 1-800-690-6903	•	Using CREST electronic proxy appointment service (if you hold your shares through CREST)
•	Mailing your signed form	•	Mailing your signed proxy form

*	If your bank or broker utilizes Broadridge. Otherwise, your bank or broker will provide you with instructions on how to vote.

All shareholders of record may vote in person at the 2016 Annual Meetings of Shareholders. Please refer to details about how to vote in person in the Question and Answers section.

Important Note: If you plan to attend the 2016 Annual Meetings of Shareholders please see the Notice of Meetings for important details on admission requirements.

Enroll for Electronic Delivery

We encourage shareholders to sign up to receive future Notices of Annual Meetings electronically. If you have not already enrolled, please consider doing so as it is simple, saves time and money, and is environmentally friendly.

Carnival Corporation Shareholders	Carnival plc Shareholders
www.investordelivery.com	www.shareview.co.uk

2	Carnival Corporation & plc 2016 Proxy Statement

3655 N.W. 87th Avenue

Miami, Florida 33178

NOTICE OF 2016 ANNUAL MEETING OF CARNIVAL CORPORATION SHAREHOLDERS

When:	Where:

Thursday, April 14, 2016 8:30 a.m., local time	Four Seasons Hotel 57 East 57th Street New York, New York 10022 United States

We are pleased to invite you to join our Board of Directors, senior leadership and other associates at Carnival Corporation’s 2016 Annual Meeting of Shareholders.

Items of Business:

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

5.	To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

8.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

10.	To hold an advisory vote to approve executive compensation.

11.	To approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).

12.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.

13.	To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc.

14.	To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2015 (in accordance with legal requirements applicable to UK companies).

Carnival Corporation & plc 2016 Proxy Statement	3

15.	To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

16.	To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).

17.

To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

18.	To transact such other business as may properly come before the meeting.

Record Date:

The Board of Directors set February 16, 2016 as the record date for the meeting. This means that our shareholders as of the close of business on that date are entitled to receive this notice of the meeting and vote their shares.

How to Vote:

Your vote is important. You may cast your vote via the Internet, by telephone, by mail or in person at the meeting. Please review the proxy materials for the 2016 Annual Meeting of Carnival Corporation Shareholders and follow the instructions on page 2.

Audio Replay of the Meeting:

If you are unable to attend the meeting in person, you can listen to an audio replay of the business portion of the Annual Meetings by visiting the Financial Information tab of Investor Relations section of our website at www.carnivalcorp.com or www.carnivalplc.com shortly after the meetings. Then, click on Webcasts/Presentations and follow the instructions provided.

Meeting Admission Requirements:

Attendance at the meeting is limited to shareholders and their duly appointed proxies or corporate representatives. Each attendee may be asked to present valid government-issued picture identification, such as a driver’s license or passport. Shareholders holding shares in brokerage accounts (“under a street name”) will need to bring a copy of a brokerage statement reflecting share ownership as of the record date (February 16, 2016). Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures.

On behalf of the Board of Directors

ARNALDO PEREZ

General Counsel & Secretary

4	Carnival Corporation & plc 2016 Proxy Statement

Carnival Corporation is continuing to take advantage of U.S. Securities and Exchange Commission (“SEC”) rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials instead of a full set of proxy materials, unless they previously requested to receive printed copies. If you receive this one-page notice, you will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials. All Carnival Corporation shareholders are urged to follow the instructions in the notice and submit their votes using one of the voting methods described in the proxy materials. If you receive a printed copy of the proxy materials, the accompanying envelope for return of the proxy card requires no postage. Any shareholder attending the meeting in New York may personally vote on all matters that are considered, in which event the previously submitted proxy will be revoked.

Carnival Corporation & plc 2016 Proxy Statement	5

THIS NOTICE OF ANNUAL GENERAL MEETING IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO ANY ASPECT OF THE PROPOSALS REFERRED TO IN THIS DOCUMENT OR AS TO THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY CONSULT YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER AUTHORIZED UNDER THE UK FINANCIAL SERVICES AND MARKETS ACT 2000.

IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR SHARES IN CARNIVAL PLC, PLEASE SEND THIS DOCUMENT AND THE ACCOMPANYING DOCUMENTS TO THE PURCHASER OR TRANSFEREE OR TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

(incorporated and registered in England and Wales under number 4039524)

Carnival House

100 Harbour Parade

Southampton SO15 1ST

United Kingdom

NOTICE OF 2016 ANNUAL GENERAL MEETING OF CARNIVAL PLC SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an ANNUAL GENERAL MEETING of Carnival plc will be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York 10022, United States on Thursday, April 14, 2016 at 8:30 a.m. (EDT), being 1:30 p.m. (BST), for the purpose of considering and, if thought fit, passing the resolutions described below:

•

Proposals 1 through 15 will be proposed as ordinary resolutions. For ordinary resolutions, the required majority is more than 50% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

•

Proposals 16 and 17 will be proposed as special resolutions. For special resolutions, the required majority is not less than 75% of the combined votes cast at this meeting and Carnival Corporation’s Annual Meeting.

Re-election of nine Directors named in this Proxy Statement

1.	To re-elect Micky Arison as a Director of Carnival Corporation and as a Director of Carnival plc.

2.	To re-elect Sir Jonathon Band as a Director of Carnival Corporation and as a Director of Carnival plc.

3.	To re-elect Arnold W. Donald as a Director of Carnival Corporation and as a Director of Carnival plc.

4.	To re-elect Richard J. Glasier as a Director of Carnival Corporation and as a Director of Carnival plc.

5.	To re-elect Debra Kelly-Ennis as a Director of Carnival Corporation and as a Director of Carnival plc.

6.	To re-elect Sir John Parker as a Director of Carnival Corporation and as a Director of Carnival plc.

7.	To re-elect Stuart Subotnick as a Director of Carnival Corporation and as a Director of Carnival plc.

6	Carnival Corporation & plc 2016 Proxy Statement

8.	To re-elect Laura Weil as a Director of Carnival Corporation and as a Director of Carnival plc.

9.	To re-elect Randall J. Weisenburger as a Director of Carnival Corporation and as a Director of Carnival plc.

Executive Compensation

10.	To hold an advisory vote to approve executive compensation (in accordance with legal requirements applicable to U.S. companies).

Directors’ Remuneration Report

11.	To approve the Carnival plc Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2015.

Re-appointment and remuneration of Carnival plc auditors and ratification of Carnival Corporation auditors

12.

To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation.

13.	To authorize the Audit Committee of the Board of Directors of Carnival plc to agree the remuneration of the independent auditors of Carnival plc.

Accounts and Reports

14.	To receive the UK accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2015.

Allotment of shares

15.	THAT the Directors of Carnival plc be and they are hereby authorized to allot shares in Carnival plc and to grant rights to subscribe for or convert any security into shares in Carnival plc:

(a)	up to a nominal amount of $119,772,397 (such amount to be reduced by the nominal amount allotted or granted under paragraph (b) below in excess of such sum); and

(b)	up to a nominal amount of $239,544,795 (such amount to be reduced by any allotments or grants made under paragraph (a) above) in connection with an offer by way of a rights issue:

(i)	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and

(ii)	to holders of other equity securities as required by the rights of those securities or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter, such authorities to apply until the end of next year’s Carnival plc Annual General Meeting (or, if earlier, until the close of business on July 13, 2017) but, in each case, during this period Carnival plc may make offers and enter into agreements which would, or might, require shares to be allotted or rights to subscribe for or convert securities into shares to be granted after the authority ends and the Directors of Carnival plc may allot shares or grant rights to subscribe for or convert securities into shares under any such offer or agreement as if the authority had not ended.

Disapplication of pre-emption rights

16.	THAT, subject to Proposal 15 passing, the Directors of Carnival plc be given power to allot equity securities (as defined in the UK Companies Act 2006 (the “Companies Act 2006”)) for cash under

Carnival Corporation & plc 2016 Proxy Statement	7

the authority given by that resolution and/or to sell ordinary shares held by Carnival plc as treasury shares for cash as if section 561 of the Companies Act 2006 did not apply to any such allotment or sale, such power to be limited:

(a)

to the allotment of equity securities and sale of treasury shares for cash in connection with an offer of, or invitation to apply for, equity securities (but in the case of the authority granted under paragraph (b) of Proposal 15, by way of a rights issue only):

(i)	to ordinary shareholders in proportion (as nearly as may be practicable) to their existing holdings; and

(ii)	to holders of other equity securities, as required by the rights of those securities, or as the Directors of Carnival plc otherwise consider necessary,

and so that the Directors of Carnival plc may impose any limits or restrictions and make any arrangements which they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or any other matter; and

(b)

in the case of the authority granted under paragraph (a) of Proposal 15 and/or in the case of any sale of treasury shares for cash, to the allotment (otherwise than under paragraph (a) above) of equity securities or sale of treasury shares up to a nominal amount of $17,965,860, such power to apply until the end of next year’s Annual General Meeting (or, if earlier, until the close of business on July 13, 2017) but, in each case, during this period Carnival plc may make offers, and enter into agreements, which would, or might, require equity securities to be allotted (and treasury shares to be sold) after the power ends and the Directors of Carnival plc may allot equity securities (and sell treasury shares) under any such offer or agreement as if the power had not ended.

General authority to buy back Carnival plc ordinary shares

17.

THAT Carnival plc be and is generally and unconditionally authorized to make market purchases (within the meaning of Section 693(4) of the Companies Act 2006) of ordinary shares of $1.66 each in the capital of Carnival plc provided that:

(a)	the maximum number of ordinary shares authorized to be acquired is 21,645,614;

(b)	the minimum price (exclusive of expenses) which may be paid for an ordinary share is $1.66;

(c)

the maximum price which may be paid for an ordinary share is an amount (exclusive of expenses) equal to the higher of (1) 105% of the average middle market quotation for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased and (2) the higher of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out; and

(d)

unless previously revoked or renewed, this authority shall expire on the earlier of (i) the conclusion of the Annual General Meeting of Carnival plc to be held in 2017 and (ii) 15 months from the date of this resolution (except in relation to the purchase of ordinary shares, the contract of which was entered into before the expiry of such authority).

By Order of the Board Arnaldo Perez Company Secretary February 19, 2016	Registered Office: Carnival House 100 Harbour Parade Southampton SO15 1ST

8	Carnival Corporation & plc 2016 Proxy Statement

Voting Arrangements for Carnival plc Shareholders

Carnival plc shareholders can vote in either of two ways:

•	by attending the meeting and voting in person or, in the case of corporate shareholders, by corporate representatives; or

•	by appointing a proxy to attend and vote on their behalf, using the proxy form enclosed with this Notice of Annual General Meeting.

Voting in person

If you come to the Annual General Meeting, please bring the attendance card (attached to the enclosed proxy form) with you. This will mean you can register more quickly.

In order to attend and vote at the Annual General Meeting, a corporate shareholder may appoint one or more individuals to act as its representative. The appointment must comply with the requirements of Section 323 of the Companies Act 2006. Each representative should bring evidence of their appointment, including any authority under which it is signed, to the meeting. If you are a corporation and are considering appointing a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting, you are strongly encouraged to pre-register your corporate representative to make registration on the day of the meeting more efficient. In order to pre-register, please email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxy.votes@equiniti.com.

Voting by proxy

A shareholder entitled to attend and vote at the meeting is entitled to appoint a proxy to exercise all or any of their rights to attend, speak and vote in his or her stead. A proxy need not be a shareholder of Carnival plc. A shareholder may appoint more than one proxy provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. To appoint more than one proxy, please follow the notes contained in the proxy form. A person who is nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006, but who is not a shareholder, is not entitled to appoint a proxy.

If you are a person nominated to enjoy information rights in accordance with Section 146 of the Companies Act 2006 you may have a right under an agreement between you and the member by whom you were nominated to be appointed, or to have someone else appointed, as a proxy for the meeting. If you have no such right, or you have such a right but do not wish to exercise it, you may have a right under such an agreement to give instructions to the member as to the exercise of voting rights.

To be effective, a duly completed proxy form and the authority (if any) under which it is signed, or a notarially certified copy of such authority, must be deposited (whether delivered personally or by post) at the offices of Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom as soon as possible and in any event no later than 1:30 p.m. (BST) on April 12, 2016. Alternatively, a proxy vote may be submitted via the internet in accordance with the instructions set out on the proxy form.

In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which names stand on the register of shareholders of Carnival plc in respect of the relevant joint holding.

In order for a proxy appointment or instruction made using the CREST service to be valid, the appropriate CREST message (a “CREST Proxy Instruction”) must be properly authenticated in accordance with Euroclear’s specifications and must contain the information required for such

Carnival Corporation & plc 2016 Proxy Statement	9

instructions, as described in the CREST Manual, which can be viewed at www.euroclear.com. The message, regardless of whether it constitutes the appointment of a proxy or an amendment to the instruction given to a previously appointed proxy must, in order to be valid, be transmitted so as to be received by the issuer’s agent (ID RA19) by the latest time(s) for receipt of proxy appointments specified in the notice of meeting. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp applied to the message by the CREST Applications Host) from which the issuer’s agent is able to retrieve the message by enquiry to CREST in the manner prescribed by CREST. After this time any change of instructions to proxies appointed through CREST should be communicated to the appointee through other means.

CREST members and, where applicable, their CREST sponsors or voting service providers should note that Euroclear does not make available special procedures in CREST for any particular messages. Normal system timings and limitations will therefore apply in relation to the input of CREST Proxy Instructions. It is the responsibility of the CREST member concerned to take (or, if the CREST member is a CREST personal member or sponsored member or has appointed a voting service provider(s), to procure that his CREST sponsor or voting service provider(s) take(s)) such action as shall be necessary to ensure that a message is transmitted by means of the CREST system by any particular time. In this connection, CREST members and, where applicable, their CREST sponsors or voting service providers are referred, in particular, to those sections of the CREST Manual concerning practical limitations of the CREST system and timings.

Carnival plc may treat as invalid a CREST Proxy Instruction in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

Shareholders who are entitled to vote

Carnival plc, pursuant to Regulation 41 of the Uncertificated Securities Regulations 2001, specifies that only those shareholders registered in the register of members of Carnival plc at 6:00 p.m. (BST) on April 12, 2016 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:00 p.m. (BST) on April 12, 2016 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

Any shareholder attending the meeting has the right to ask questions. Carnival plc must cause to be answered any such question relating to the business being dealt with at the meeting but no such answer need be given if (a) to do so would interfere unduly with the preparation for the meeting or involve the disclosure of confidential information, (b) the answer has already been given on a website in the form of an answer to a question, or (c) it is undesirable in the interests of Carnival plc or the good order of the meeting that the question be answered.

Documents available for inspection

Copies of all service agreements (including letters of appointment) between each Director and Carnival plc will be available for inspection during normal business hours on any weekday (public holidays excluded) at the registered office of Carnival plc from the date of this notice until and including the date of the meeting and at the place of the meeting for at least 15 minutes prior to and during the meeting.

*    *    *

There are 17 Proposals that require shareholder approval at the Annual Meeting this year. The Directors unanimously recommend that you vote in favor of Proposals 1 through 17 (inclusive) and encourage you to submit your vote using one of the voting methods described herein. Submitting your voting instructions by any of these methods will not affect your right to attend the meeting in person should you so choose.

10	Carnival Corporation & plc 2016 Proxy Statement

Website materials

This Proxy Statement and other information required by Section 311A of the Companies Act 2006 have been posted on our website site at www.carnivalcorp.com and www.carnivalplc.com.

Under Section 527 of the Companies Act 2006, shareholders meeting the threshold requirements set out in that section have the right to require Carnival plc to publish on a website a statement setting out any matter relating to: (i) the audit of Carnival plc’s accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the Annual General Meeting; or (ii) any circumstance connected with an auditor of Carnival plc ceasing to hold office since the previous meeting at which annual accounts and reports were laid in accordance with Section 437 of the Companies Act 2006. Carnival plc may not require the shareholders requesting any such website publication to pay its expenses in complying with Sections 527 or 528 of the Companies Act 2006. Where Carnival plc is required to place a statement on a website under Section 527 of the Companies Act 2006, it must forward the statement to Carnival plc’s auditor not later than the time when it makes the statement available on the website. The business which may be dealt with at the Annual General Meeting includes any statement that Carnival plc has been required under Section 527 of the Companies Act 2006 to publish on a website.

Carnival Corporation & plc 2016 Proxy Statement	11

PROXY STATEMENT

The Board of Directors of each of Carnival Corporation and Carnival plc (together, “Carnival Corporation & plc,” “we,” “our” or “us”) is providing these proxy materials to you in connection with our joint Annual Meetings of Shareholders on Thursday, April 14, 2016. The Annual Meetings will be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York, United States. The meetings will commence at 8:30 a.m., local time, and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are furnishing the proxy materials to shareholders on or about March 4, 2016.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON APRIL 14, 2016

The Notice of Annual Meetings, Proxy Statement and the Annual Report are available at www.carnivalcorp.com and www.carnivalplc.com.

12	Carnival Corporation & plc 2016 Proxy Statement

GOVERNANCE

We are committed to governance policies and practices so that shareholder and other stakeholder interests are represented in a thoughtful and independent manner. Sound principles of corporate governance are critical to obtaining and retaining the trust of investors. They are also vital in securing respect from other key stakeholders and interested parties, including employees, our guests, suppliers, the communities in which we conduct business, government officials and the public-at-large.

Carnival Corporation and Carnival plc operate under a dual listed company structure with primary stock listings in the United States and the United Kingdom. Accordingly, we have implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. While there are customs or practices that differ between the two countries, we believe our corporate governance framework effectively addresses the corporate governance requirements of both the United States and the United Kingdom.

Our corporate governance principles are set forth in our Corporate Governance Guidelines and the charters of our Board Committees. The actions described in these documents, which the Boards have reviewed and approved, implement applicable requirements, including the New York Stock Exchange listing requirements and, to the extent practicable, the Combined Code on Corporate Governance appended to the United Kingdom Listing Authority’s listing rules, as well our own vision of good governance.

We will continue to monitor governance developments in the United States and the United Kingdom to ensure a vigorous and effective corporate governance framework of the highest international standards.

Our Corporate Governance Guidelines, copies of the charters of our Board Committees and our organizational documents are available under the “Governance” section of our website at www.carnivalcorp.com and www.carnivalplc.com.

PROPOSALS 1-9

RE-ELECTION OF DIRECTORS

The Boards are elected by the shareholders to exercise business judgment to act in what they reasonably believe to be in the best interests of Carnival Corporation & plc and their shareholders. The Boards select and oversee the members of senior management, who are charged by the Boards with conducting the business of the company.

Nominations of Directors

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Nominating & Governance Committee. As the dual listed company (“DLC”) arrangement requires that there be identical Boards of Directors, the Nominating & Governance Committees make one set of determinations in relation to both companies.

The Nominating & Governance Committees actively seek individuals qualified to become Board members and recommend to the Boards the nominees to stand for election as Directors at the Annual Meetings of Shareholders or, if applicable, at a Special Meeting of Shareholders.

When evaluating prospective candidates for Director, regardless of the source of the nomination, the Nominating & Governance Committees will consider, in accordance with their charters, such factors as they deem appropriate, including, but not limited to:

•	the candidate’s judgment
•	the candidate’s skill

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•	diversity considerations
•	the candidate’s experience with businesses and other organizations of comparable size
•	the interplay of the candidate’s experience with the experience of other Board members
•	the extent to which the candidate would be a desirable addition to the Boards and any Committees of the Boards

Our Corporate Governance Guidelines dictate that diversity should be considered by the Nominating & Governance Committees in the director identification and nomination process. This means that the Nominating & Governance Committees seek nominees who bring a variety of business backgrounds, experiences and perspectives to the boards. The Boards believe that the backgrounds and qualifications of the Directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Boards to fulfill their responsibilities.

As of the date of this Proxy Statement, 22% of the members of the Boards are women (being two of nine members). The Boards have expressed their intent to fill the next Board vacancy with a female candidate, where skill set and experience for the vacancy can be met to achieve a target of 25% female Board members.

The Nominating & Governance Committees will also use their best efforts to see that the composition of the Boards adheres to the independence requirements applicable to companies listed for trading on the New York Stock Exchange and the London Stock Exchange. The Nominating & Governance Committees may consider candidates proposed by management, but are not required to do so. Other than the foregoing, there are no stated minimum criteria for Director nominees.

The Nominating & Governance Committees identify nominees by first evaluating the current members of the Boards willing to continue in service. Current members of the Boards with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Boards with that of obtaining a new perspective. If any member of the Boards does not wish to continue in service or if the Nominating & Governance Committees or the Boards decide not to re-nominate a member for re-election, the Nominating & Governance Committees identify the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committees and the Boards are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committees. In 2015, the Nominating & Governance Committees engaged a third party search firm to identify and attract potential nominees.

2016 Nominees for Re-Election to the Boards

The DLC arrangement requires the Boards of Carnival Corporation and Carnival plc to be identical. Shareholders are required to approve the election or re-election of Directors to each Board. There are nine nominees for re-election to each Board of Directors. Each nominee currently serves as a Director of both companies. All nominees for Director are to be re-elected to serve until the next Annual Meeting and until their successors are elected.

With respect to each Board nominee set forth below, the information presented includes such person’s age, the year in which such person first became a Director, any other position held with Carnival Corporation and Carnival plc, such person’s principal occupations during at least the past five years, any directorships held by such nominee in public or certain other companies over the past five years and the nominee’s qualifications, including particular areas of expertise, to serve as a Director.

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The Nominating & Governance Committees conducted performance evaluations on the members of our Boards of Directors serving during fiscal 2015 and reported the results to the Boards. The Boards determined that each nominee was an effective and committed member of the Boards and the Board Committees on which each serves. In addition, in January 2016, the Nominating & Governance Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards during 2016. The third-party governance expert will interview each Director and members of senior management who interact substantially with the Boards, review the results of the assessment with the Senior Independent Director, and then organize and summarize the assessment for discussion with the full Boards.

Accordingly, the Boards of Directors unanimously recommend a vote FOR the re-election of each of the following Director nominees:

Micky Arison

Mr. Arison has been Chairman of the Board of Directors of Carnival Corporation since 1990. He has been Chairman of the Board of Directors of Carnival plc since 2003. He was Chief Executive Officer of Carnival Corporation (formerly known as Carnival Cruise Lines) from 1979 to 2013 and was Chief Executive Officer of Carnival plc from 2003 to 2013.

Board Committees: Executive

Other Public Company Boards: None

Qualifications:

Mr. Arison’s qualifications to serve on the Boards include his decades of leadership experience with Carnival Corporation & plc, as well as in-depth knowledge of our business, our history and the cruise industry, all gained through more than 40 years of service with our companies.

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 66
Sir Jonathon Band

Sir Jonathon has been a Director of Carnival Corporation and Carnival plc since 2010. He served in the British Navy from 1967 until his retirement in 2009, having served as First Sea Lord and Chief of Naval Staff, the most senior officer position in the British Navy, until 2009. He was a Director of Lockheed Martin UK Limited from 2010 to 2015.

Board Committees: HESS

Other Public Company Boards: None

Qualifications:

Sir Jonathon’s qualifications to serve on the Boards include his extensive experience in maritime and security matters gained through his 42 years of service with the British Navy. He also brings an international perspective of company and industry matters.

Carnival Corporation Director since 2010 Carnival plc Director since 2010 Age: 66

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Arnold W. Donald

Carnival Corporation Director since 2001 Carnival plc Director since 2003 Age: 61

Mr. Donald has been President and Chief Executive Officer of Carnival Corporation & plc since 2013. He was President and Chief Executive Officer of The Executive Leadership Council, a professional network of African-American executives of major U.S. companies, from 2010 to 2012. He previously served as President and Chief Executive Officer of the Juvenile Diabetes Research Foundation International from 2006 to 2008. From 2000 to 2005, Mr. Donald was the Chairman of the Board of Merisant Company, a manufacturer and marketer of tabletop sweetener products, including the Equal® and Canderel® brands. From 2000 to 2003, he was also the Chief Executive Officer of Merisant Company. From 1998 to 2000, he was Senior Vice-President of Monsanto Company, a company which develops agricultural products and consumer goods, and President of its nutrition and consumer sector. Prior to that he was President of Monsanto Company’s agricultural sector. He previously served as a Director of Oil-Dri Corporation of America from 1997 to 2013 and The Laclede Group, Inc. from 2003 to 2014.

Board Committees: Executive

Other Public Company Boards: Bank of America Corporation (since 2013); and Crown Holdings, Inc. (since 1999)

Qualifications:

Mr. Donald’s qualifications to serve on the Boards include his broad leadership and other executive skills gained through his prior executive leadership experience with a Fortune-100 science-based research and development, manufacturing and marketing company, a privately-held company with global operations, and as head of a large international research-based not-for-profit corporation. He also has broad experience in corporate governance, having served as a Director, past and present, of a number of other publicly-traded companies.

Richard J. Glasier

Mr. Glasier was President of Argosy Gaming Company, an owner and operator of casinos, from 2002 to 2005, and its Chief Executive Officer from 2003 until 2005. From 1995 to 2002, Mr. Glasier was Executive Vice President and Chief Financial Officer of Royal Caribbean Cruises Ltd.

Board Committees: Audit (Chair); Compensation; and Nominating & Governance

Other Public Company Boards: None

Qualifications:

Mr. Glasier’s qualifications to serve on the Boards include significant cruise industry experience as a senior financial officer of a major cruise line, as well as his managerial and corporate governance expertise acquired as the Chief Executive Officer of a New York Stock Exchange-listed operator of hotels and casinos, as well as a Director of other public companies.

Carnival Corporation Director since 2004 Carnival plc Director since 2004 Age: 70

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Debra Kelly-Ennis

Carnival Corporation Director since 2012 Carnival plc Director since 2012 Age: 59

Ms. Kelly-Ennis was President and Chief Executive Officer of Diageo Canada, Inc., a subsidiary of Diageo plc, a global spirits, wine and beer company, from 2008 to 2012. From 2005 to 2008, she was Chief Marketing Officer for Diageo North America Inc., another subsidiary of Diageo plc. Ms. Kelly-Ennis has also held marketing, sales and general management positions with leading companies such as RJR/Nabisco, Inc., The Coca-Cola Company, General Motors Corporation and Grand Metropolitan PLC. She has been honored as one of the Top 100 Most Powerful Women in Canada in 2012, 2011, 2010 and 2009 and was named Leading Chief Executive Officer in 2010 by the Toronto Human Resources Professional Association. She served as a Director of Hertz Global Holdings, Inc. from 2013 to 2015.

Board Committees: HESS

Other Public Company Boards: Altria Group, Inc. (since 2013); and Pulte Group, Inc. (since 1997)

Qualifications:

Ms. Kelly-Ennis’s qualifications to serve on the Boards include her extensive marketing and practical managerial experience gained through 30 years working with consumer brand corporations, as well as many years of public company board experience.

Sir John Parker

Carnival Corporation Director since 2003 Carnival plc Director since 2000 Age: 73

Sir John was the Non-Executive Chairman of National Grid plc from 2002 until 2012. From 2007 to 2009, he served as Non-Executive Chairman of Mondi plc. He was formerly Senior Non-Executive Director of the Court of the Bank of England, a Non-Executive Director of GKN plc, Brambles Industries plc, BG Group plc, and DP World Limited. He was Chairman of Babcock International Group plc, RMC Group plc and P&O Group plc, a President of the Royal Institution of Naval Architects, a member of the Prime Minister’s Business Council for Britain and Chancellor of the University of Southampton. He was President of the Royal Academy of Engineering from 2011 until 2014. Sir John has been a member of the General Committee of Lloyds Register of Shipping since 1983 and was Chairman of its Technical Committee from 1993 until 2002.

Board Committees: HESS (Chair); and Nominating & Governance

Other Public Company Boards: Airbus Group NV (since 2007); Anglo American plc (since 2009); and Pennon Group plc (since 2015)

Qualifications:

Sir John’s qualifications to serve on the Boards include his extensive international background and wealth of corporate experience. His past and present service as a Non-Executive Director of a number of listed UK companies provides the Boards with invaluable knowledge and insight with respect to UK corporate governance policies and practices. In addition, Sir John, as a qualified naval architect and former head of a major shipbuilding company, is very experienced in the design, construction and operation of ships.

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Stuart Subotnick

Mr. Subotnick has been President and Chief Executive Officer of Metromedia Company, a privately held diversified Delaware general partnership, since 2010, having previously served as its General Partner and Executive Vice President since 1986. He previously served as a Director of AboveNet, Inc. from 1997 to 2012.

Board Committees: Audit; Executive; and Nominating & Governance (Chair)

Other Public Company Boards: None

Qualifications:

Mr. Subotnick’s qualifications to serve on the Boards include his significant experience in financing, investing and general business matters, as well as his past experience with us, which are important to the Boards when reviewing our investor relations, assessing potential financings and strategies, and otherwise evaluating our business decisions.

Carnival Corporation Director since 1987 Carnival plc Director since 2003 Age: 74
Laura Weil

Carnival Corporation Director since 2007 Carnival plc Director since 2007 Age: 59

Ms. Weil was the Executive Vice President and Chief Operating Officer of New York & Company, Inc., a women’s apparel and accessories retailer, from 2012 to 2014, having served as an Executive Consultant since 2012. Ms. Weil was the Chief Executive Officer of Ashley Stewart LLC, a privately held retailer, from 2010 to 2011. Ms. Weil was the Chief Executive Officer of Urban Brands, Inc., a privately held apparel retailer, from 2009 to 2010. Urban Brands, Inc. filed for Chapter 11 bankruptcy protection in 2010. Ashley Stewart LLC, the retail chain operated by Urban Brands, Inc., emerged from bankruptcy in 2010. Ms. Weil was the Chief Operating Officer and Senior Executive Vice President of AnnTaylor Stores Corporation, a women’s apparel company, from 2005 to 2006. From 1995 to 2005, she was the Chief Financial Officer and Executive Vice President of American Eagle Outfitters, Inc., a clothing retailer.

Board Committees: Audit; and Compensation

Other Public Company Boards: None

Qualifications:

Ms. Weil’s qualifications to serve on the Boards include her extensive financial, information technology and operating skills developed over many years as an investment banker and senior financial operating executive. Ms. Weil also brings significant experience in global e-commerce and consumer strategies from her leadership experience with a multi-billion dollar New York Stock Exchange-listed retailer.

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Randall J. Weisenburger

Mr. Weisenburger is the Managing Member of Mile26 Capital LLC, a private investment firm. He was the Executive Vice President and Chief Financial Officer of Omnicom Group Inc., a Fortune-250 global advertising, marketing and corporate communications company, from 1998 to 2014.

Board Committees: Audit; Compensation (Chair); and Nominating & Governance

Other Public Company Boards: Valero Energy Corporation (since 2011)

Qualifications:

Mr. Weisenburger’s qualifications to serve on the Boards include his broad leadership and operational skills gained as a senior executive of a large multi-national corporation and his extensive financial and accounting skills acquired as an investment banker and senior financial operating executive.

Carnival Corporation Director since 2009 Carnival plc Director since 2009 Age: 57

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BOARD AND COMMITTEE GOVERNANCE

Board Meetings

During the year ended November 30, 2015, the Board of Directors of each of Carnival Corporation and Carnival plc held a total of six meetings. Each Carnival Corporation Director and each Carnival plc Director attended either telephonically or in person at least 75% of all Carnival Corporation & plc Board of Directors and applicable Board Committee meetings held during the period that he or she served.

Our Corporate Governance Guidelines provide that our Non-Executive Directors will meet privately in executive session at least quarterly. All of our Non-Executive Directors, acting in executive session, elected Mr. Subotnick as the Presiding Director to preside at these meetings. Mr. Subotnick also acts as the Senior Independent Director under the UK Corporate Governance Code.

All Board members are expected to attend our Annual Meetings of Shareholders. At the 2015 Annual Meetings, all of the Board members of each company were in attendance.

Board Committees

The Boards delegate various responsibilities and authority to different Board Committees. The Board Committees regularly report on their activities and actions to the full Boards. The Board of Directors of each of Carnival Corporation and Carnival plc has established standing Committees, which are each comprised of the same Directors for each company, as follows:

•	Audit
•	Compensation
•	Executive
•	Health, Environmental, Safety & Security (“HESS”)
•	Nominating & Governance

Each Board Committee periodically reviews its charter in light of new developments in applicable regulations and may make additional recommendations to the Boards to reflect evolving best practices. Each Board Committee can engage outside experts, advisers, and counsel to assist the Committee in its work.

The current Board Committee members are as follows:

Board Committees
Name	Audit	Compensation	Executive	HESS	Nominating & Governance
Micky Arison	—	—	Chair	—	—
Sir Jonathon Band	—	—	—	X	—
Arnold W. Donald	—	—	X	—	—
Richard J. Glasier	Chair	X	—	—	X
Debra Kelly-Ennis	—	—	—	X	—
Sir John Parker	—	—	—	Chair	X
Stuart Subotnick	X	—	X	—	Chair
Laura Weil	X	X	—	—	—
Randall J. Weisenburger	X	Chair	—	—	X
Number of Board Committee meetings in fiscal 2015	14	4	0	4	5

Audit Committees. The Audit Committees assist the Boards in their general oversight of our financial reporting, internal controls and audit functions, and are responsible for the appointment, retention,

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compensation, and oversight of the work of our independent auditors and our independent registered certified public accounting firm. The Board of Directors of Carnival Corporation has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules. In addition, the Board of Directors of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the UK Corporate Governance Code. The Boards determined that each member of the Audit Committees has sufficient knowledge in reading and understanding the company’s financial statements to serve on the Audit Committees. The responsibilities and activities of the Audit Committees are described in detail in “Report of the Audit Committees” and the Audit Committees’ charter.

Compensation Committees. The Compensation Committees have authority for reviewing and determining salaries, performance-based incentives, and other matters related to the compensation of our executive officers, and administering our stock incentive plans, including reviewing and granting equity-based grants to our executive officers and other employees. The Compensation Committees also review and determine various other compensation policies and matters, including making recommendations to the Boards with respect to the compensation of the Non-Executive (non-employee) Directors, incentive compensation and equity-based plans generally, and administering the employee stock purchase plans. For more information on the responsibilities and activities of the Compensation Committees, including the Committees’ processes for determining executive compensation, see “Compensation Discussion and Analysis,” “Executive Compensation,” and the Compensation Committees’ charter.

Executive Committees. The Executive Committees may exercise the authority of the full Boards between meetings of the Boards, except to the extent that the Boards have delegated authority to another Committee or to other persons, and except as limited by applicable law.

HESS Committees. The HESS Committees review and recommend policies relative to the protection of the environment and the health, safety and security of employees, contractors, guests and the public. The HESS Committees also supervise and monitor health, environmental, safety, security and sustainability policies and programs and review with management significant risks or exposures and actions required to minimize such risks. For more information on the responsibilities and activities of the HESS Committees, see the HESS Committees’ charter.

Nominating & Governance Committees. The Nominating & Governance Committees review and report to the Boards on a periodic basis with regard to matters of corporate governance, including succession planning. The Nominating & Governance Committees also review and assess the effectiveness of our Corporate Governance Guidelines, make recommendations to the Boards regarding proposed revisions to these guidelines, and make recommendations to the Boards regarding the size and composition of the Boards and their Committees. For more information on the responsibilities and activities of the Nominating & Governance Committees, see “Nominations of Directors,” “Procedures Regarding Director Candidates Recommended by Shareholders” and the Nominating & Governance Committees’ charter.

Additional information with respect to Carnival plc’s corporate governance practices during fiscal 2015 is included in the Carnival plc Corporate Governance Report attached to this Proxy Statement as Annex C.

Board and Committee Independence

A majority of the Directors of each company and all of the members of the Audit Committees, Compensation Committees, HESS Committees and Nominating & Governance Committees of each company are independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Corporate Governance Code). In addition, all members of the Audit Committees and

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Compensation Committees meet the heightened independence criteria applicable to Directors serving on those Committees under SEC rules and New York Stock Exchange listing standards.

Risk Oversight

The Boards of Directors have overall responsibility for the Carnival Corporation & plc Enterprise Risk Management Program, which is designed to support the Boards by providing insights related to risk identification and mitigation.

Our Boards use their Committees to assist in their risk oversight function as follows:

•

Our Audit Committees are responsible for oversight of our financial and non-HESS controls and compliance activities. The Audit Committees also oversee management’s processes to identify and quantify the material risks facing Carnival Corporation & plc. In connection with its risk oversight role, the Audit Committees regularly meet privately with representatives from our independent registered certified public accounting firm, the Chief Audit Officer and the General Counsel.

•	Our Compensation Committees are responsible for oversight of risk associated with our executive compensation structure, policies and programs.
•	Our HESS Committees are responsible for oversight of risk associated with the health, environment, safety and security of employees, contractors, guests and the public.
•	Our Nominating & Governance Committees are responsible for oversight of risk associated with Board processes and corporate governance, including succession planning.

Each Committee Chairperson presents on its area of risk oversight to the full Boards for review.

Discussions with the Boards regarding the Carnival Corporation & plc strategic plan, consolidated business results, capital structure, and other business related activities include a discussion of the risks associated with the particular item under consideration. This oversight includes briefings by management, review of audit results and corrective actions, and results of risk assessment and risk monitoring activities.

The Boards believe that the structure and assigned responsibilities provides the appropriate focus, oversight and communication of key risks faced by our companies.

Compensation Risk Assessment

In 2011, Carnival Corporation & plc’s management, in conjunction with the Compensation Committees’ independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), conducted a thorough review of our compensation programs, including those programs in which our Named Executive Officers participate, to determine if aspects of those programs contribute to excessive risk-taking. Based on the findings from this review and a reassessment conducted in 2015, the Compensation Committees continue to believe that our compensation policies and practices do not encourage excessive risk-taking and are not reasonably likely to have a material adverse effect on Carnival Corporation & plc.

To reach this conclusion, key elements of our compensation programs were assessed to determine if they exhibited excessive risk. These elements included pay mix (cash vs. equity) and pay structure (short vs. long-term focus), performance metrics, performance goals and ranges, the degree of leverage, incentive maximums, payment timing, incentive adjustments, use of discretion and stock ownership requirements. Our assessment reinforced the Compensation Committees’ belief that our compensation programs are not contributing to excessive risk-taking, but instead contain many features and elements that help to mitigate risk. For example:

•	Pay Structure: Our compensation programs emphasize both short and long-term performance through our annual bonus program (delivered in cash) and through the delivery of long-term

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incentives (equity) in a balanced approach (approximately 50% through base salary and bonus and 50% in long-term equity grants). The mix of our pay program is intended to motivate management to consider the impact of decisions on shareholders in the short, intermediate and long-term.

•

Incentive Limits: Our annual bonus plans do not allow for unlimited payouts. Bonus awards cannot exceed 200% of target levels. The performance-based share grants made in 2015 limit the payouts to 200% of target, inclusive of the impact of the total shareholder return (“TSR”) modifier, if applicable.

•

Performance-Based Share Grants: To strengthen the relationship between pay and performance, our long-term incentive plans include performance-based share grants. Since 2011 a portion of the long-term equity grants has been in the form of performance-based share grants. Performance-based share grants will have no value unless Carnival Corporation & plc achieves pre-determined performance targets over a three-year period. Further, all restricted share and RSU grants vest at the end of three years, rather than vesting ratably on an annual basis.

•

Performance Measurement: For corporate officers, the performance measurement used when determining their annual bonus is based on the performance of Carnival Corporation & plc. For officers of our operating units, the performance measurements used when determining their bonus is based 50% on the performance of their operating unit, with the remaining balance being based on the performance of Carnival Corporation & plc to enable a continued focus on the overall success of Carnival Corporation & plc.

•

Stock Ownership Guidelines: All of our senior executives who are designated as reporting officers under Section 16 of the Exchange Act (each a “Section 16 Officer”), including our Named Executive Officers, are subject to a Stock Ownership Policy which specifies target ownership levels of Carnival Corporation and Carnival plc shares for each Section 16 Officer expressed in terms of the value of the equity holdings (including unvested restricted shares and RSUs) as a multiple of each Section 16 Officer’s base salary. The Stock Ownership Policy requires that Section 16 Officers retain at least 50% of the share awards received after deducting the exercise price (of stock options) and withholding taxes, until their target ownership level is achieved.

•

Clawback Policy: The Carnival Corporation 2011 Stock Plan (which was approved by shareholders in 2011) and the Carnival plc 2014 Employee Share Plan (which was approved by shareholders in 2014) contains a clawback policy, which authorizes us to recover incentive-based compensation granted under that plan in the event Carnival Corporation & plc is required to restate its financial statements due to fraud or misconduct. Beginning in 2014, the incentive plans used to determine annual bonuses include a clawback policy.

•

Adjustments and Discretion: There are no predetermined adjustments under the short-term incentive plans, and the Compensation Committees may use their discretion to make such adjustments as they deem appropriate in determining awards, thereby helping to mitigate windfall payments not anticipated or warranted.

Corporate Governance Guidelines

Our Corporate Governance Guidelines address various governance issues and principles, including Director qualifications and responsibilities, access to management personnel, Director compensation, Director orientation and continuing education and annual performance evaluations of the Boards and Directors. Our Corporate Governance Guidelines are posted on our website at www.carnivalcorp.com and www.carnivalplc.com.

Succession Planning

Our Boards believe that planning for the succession of our Chief Executive Officer is an important function. Our multi-brand structure enhances our succession planning process. At the corporate level, a highly-skilled

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management team oversees a collection of cruise brands. At both the corporate and brand levels, we continually strive to foster the professional development of senior management. As a result, Carnival Corporation & plc has developed a very experienced and strong group of leaders, with their performance subject to ongoing monitoring and evaluation, as potential successors to all of our senior executive positions, including our Chief Executive Officer.

The Boards and the Nominating & Governance Committees are responsible for succession planning, including emergency succession planning. The independent Non-Executive directors meet with the Chief Executive Officer at least annually to plan for the succession of the Chief Executive Officer, including plans in the event of an emergency. During those sessions, the Chief Executive Officer discusses his recommendations of potential successors, along with an evaluation and review of any development plans for such individuals. As provided in our Corporate Governance Guidelines, the Nominating & Governance Committees will, when appropriate, make recommendations to the Boards with respect to potential successors to the Chief Executive Officer. All members of the Boards will work with the Nominating & Governance Committees to see that qualified candidates are available and that development plans are being utilized to strengthen the skills and qualifications of the candidates. When assessing the qualifications of potential successors to the Chief Executive Officer, the Boards and the Nominating & Governance Committees will take into account our business strategy as well as any other criteria they believe are relevant.

Procedures Regarding Director Candidates Recommended by Shareholders

The Nominating & Governance Committees will also consider shareholder recommendations of qualified director nominees when such recommendations are submitted in accordance with the procedures below. In order to have a nominee considered by the Nominating & Governance Committees for election at the 2017 Annual Meetings, a shareholder must provide the same information as is required for shareholders to submit Director nominations under the advance notice provision set forth in Carnival Corporation’s by-laws. Specifically, any such recommendation must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on Boards of Directors of any public company or registered investment company for at least the last five years;
•	a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the qualification requirements set forth above; and
•	the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

Once we receive the recommendation, we may deliver to the candidate a questionnaire that requests additional information about the candidate’s independence, qualifications and other matters that would assist the Nominating & Governance Committees in evaluating the candidate, as well as certain information that must be disclosed about the candidate in our Proxy Statement or other regulatory filings, if nominated. Candidates must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating & Governance Committees. For our 2017 Annual Meetings of Shareholders, the Nominating & Governance Committees will consider recommendations received by our Secretary at our headquarters no later than November 4, 2016.

Communications between Shareholders or Interested Parties and the Boards

Shareholders or interested parties who wish to communicate with the Boards, the Presiding Director, the Non-Executive Directors as a group or any individual Director should address their communications

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to the attention of the Secretary of Carnival Corporation and Carnival plc at 3655 N.W. 87th Avenue, Miami, Florida 33178. The Secretary will maintain a log of all such communications, promptly forward to the Presiding Director those which the Secretary believes require immediate attention, and also periodically provide the Presiding Director with a summary of all such communications and any responsive actions taken. The Presiding Director will notify the Boards or the Chairs of the relevant Board Committees as to those matters that he believes are appropriate for further action or discussion.

Code of Business Conduct and Ethics

Carnival Corporation and Carnival plc’s Code of Business Conduct and Ethics applies to all employees and members of the Boards of Carnival Corporation and Carnival plc and provides guiding principles on areas such as identifying and resolving conflicts of interest. Our Code of Business Conduct and Ethics is posted on our website at www.carnivalcorp.com and www.carnivalplc.com. The Code of Business Conduct and Ethics may be amended periodically to remain in line with best practices.

DIRECTOR COMPENSATION

During fiscal 2015, our Non-Executive Directors were entitled to receive an annual retainer of $110,000 per year, equity compensation, as further described below, and reimbursement for travel, meals and accommodation expenses attendant to their Board membership. We do not provide retirement benefits or other benefits to our Non-Executive Directors. We reimburse Directors for travel expenses incurred for spouses or partners when we request that they attend a special event. Any amount reimbursed for spousal or partner travel is reported below in the “Director Compensation for Fiscal 2015” table. For fiscal 2015, the Presiding Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive additional compensation for serving as Chairperson of a Board Committee. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

During fiscal 2015, the retainer for the Chairperson of Board Committees were as follows:

Board Committee	Chairperson Retainer
Audit Committees	$30,000
Compensation Committees	$30,000
Executive Committees	—
HESS Committees	$30,000
Nominating & Governance Committees	$15,000

The Boards of Directors are committed to attracting and retaining a highly diverse, experienced and capable group of Non-Executive Directors. To that end, the compensation program for the Non-Executive Directors is evaluated annually by the Compensation Committees to ensure it is competitive.

Non-Executive Directors receive payment of their earned retainer in quarterly installments. Annual retainers are pro-rated so that adjustments can be made during the year. Unearned portions of cash retainers are forfeited upon termination of service.

Non-Executive Directors receive annual share grants under the Carnival Corporation 2011 Stock Plan. In April 2015, the Non-Executive Directors received grants with a dollar value equal to $160,000. As a result, a grant of 3,369 Carnival Corporation restricted shares was made to each Non-Executive Director re-elected on April 14, 2015 based on the closing price of a share on the date re-elected of $47.49.

Carnival Corporation & plc 2016 Proxy Statement	25

GOVERNANCE

Director Compensation

Grants under the Carnival Corporation 2011 Stock Plan are released from restriction on the third anniversary of the grant date (and are not forfeitable provided the Director has served at least a full year). Grants of restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. Generally, Non-Executive Directors will receive their annual grants initially upon their election to the Boards and subsequently at the time of their annual re-election to the Boards.

Director Compensation for Fiscal 2015

The following table details the total compensation earned by our Directors in fiscal 2015, other than Mr. Donald who is a Named Executive Officer. Mr. Donald’s compensation is reflected in the section entitled “Summary Compensation Table,” which follows the Compensation Discussion and Analysis. Board members who are employed by us do not receive additional compensation for their services as a member of the Boards of Directors.

Name	Fees Earned or Paid in Cash(1) ($)		Stock Awards (2)(3) ($)	All Other Compensation(4) ($)	Total ($)
Micky Arison(5)	1,000,000		—	210,123	1,210,123
Sir Jonathon Band	112,000	(6)	159,994	10,848	282,842
Richard J. Glasier	143,500		159,994	1,677	305,171
Debra Kelly-Ennis	112,000		159,994	6,311	272,422
Sir John Parker	142,000		159,994	—	307,876
Stuart Subotnick	153,500		159,994	—	313,494
Laura Weil	113,500		159,994	—	273,494
Randall J. Weisenburger	143,500		159,994	6,680	310,174

(1)

Refer to the table above describing the Chairperson of the Board Committees. Also includes attendance fees earned prior to the change to the Non-Executive Director compensation program in January 2015.

(2)

No stock option grants were made in fiscal 2015. Represents the grant date fair value, assuming no risk of forfeiture of the grants of Carnival Corporation restricted shares granted in fiscal 2015, calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”). In April 2015, each of the Non-Executive Directors received a grant of 3,369 restricted shares based on the closing price of a share on April 14, 2015, the date they were re-elected, of $47.49. The restricted shares granted in 2015 vest on the third anniversary of the grant date. The restricted shares granted to Non- Executive Directors also vest in full upon the death or disability of the Director, and continue to vest in accordance with the original vesting schedule and are not forfeited if a Director ceases to be a Director for any other reason after having served as a Director for at least one year. All of the Directors who received grants served for all of fiscal 2015.

(3)	The aggregate number of Carnival Corporation and Carnival plc restricted shares, RSUs and options (all of which are exercisable) outstanding at November 30, 2015 are as follows:

Name	Unvested Restricted Shares	Unvested RSUs	Unexercised Options
Sir Jonathon Band	10,195	0	0
Richard J. Glasier	10,195	0	10,000
Debra Kelly-Ennis	6,584	3,611	0
Sir John Parker	10,195	0	0
Stuart Subotnick	10,195	0	0
Laura Weil	10,195	0	0
Randall J. Weisenburger	10,195	0	0

(4)	Represents reimbursement of expenses associated with spousal or partner travel and tax gross-ups for that travel.
(5)	Represents compensation for Mr. Arison’s service as Executive Chairman.
(6)	Exclusive of value-added tax.

26	Carnival Corporation & plc 2016 Proxy Statement

GOVERNANCE

Director Independence and Related Person Transactions

The following policies also apply to our Non-Executive Directors:

•

Stock Ownership Policy. The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted shares, RSUs and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to four times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Each of the Non-Executive Directors has already achieved this Board-mandated requirement.

•

Product Familiarization. All Non-Executive Directors are encouraged to take a cruise for up to 14 days per year for product familiarization and pay a fare of $35 per day for such cruises. In addition, guests traveling with the Non-Executive Director in the same stateroom are charged a fare of $35 per day. All other charges associated with the cruise (e.g., air fares, fuel supplements, fees, taxes and other charges, gratuities, ground transfers and tours) are the responsibility of the Non-Executive Director.

Carnival plc

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2015 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

DIRECTOR INDEPENDENCE AND RELATED PERSON TRANSACTIONS

Independence of Board Members

The Boards of Directors have determined that each of the following Directors is an “independent director” in accordance with the corporate governance rules of the New York Stock Exchange as a result of having no material relationship with Carnival Corporation & plc other than (1) serving as a Director and Board Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of Carnival Corporation and/or Carnival plc securities as disclosed in the section of this Proxy Statement entitled “Share Ownership of Certain Beneficial Owners and Management”: Sir Jonathon Band, Richard J. Glasier, Debra Kelly-Ennis, Sir John Parker, Stuart Subotnick, Laura Weil and Randall J. Weisenburger.

Review and Approval of Transactions with Related Persons

Consistent with our written policies and procedures, it is our practice to review all relationships and transactions in which Carnival Corporation & plc and our Directors, nominees and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest. Our Legal and Global Accounting and Reporting Services Departments are primarily responsible for the development and implementation of processes and controls to obtain information from the Directors, nominees and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether we or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions in which the amount involved exceeds $120,000 in which Carnival Corporation & plc was or is to be a participant and a related person had or will have a direct or indirect material interest are disclosed in our Proxy Statement. In addition, in accordance with our Schedule of Matters Reserved to the Boards and their Committees for their Decision, the Boards review and approve or ratify any related person transaction involving (1) a Director, regardless of the amount and (2) a Non-Director Executive Officer with an aggregate value in excess of $50,000.

Carnival Corporation & plc 2016 Proxy Statement	27

GOVERNANCE

Director Independence and Related Person Transactions

In the course of its review and approval or ratification of a related person transaction, the Boards may consider factors as follows:

•	the nature of the related person’s interest in the transaction;
•	the material terms of the transaction, including, without limitation, the amount and type of transaction;
•	the importance of the transaction to the related person;
•	the importance of the transaction to Carnival Corporation & plc;
•	whether the transaction would impair the judgment of a Director or executive officer to act in our best interest; and
•	any other matters the Boards deem appropriate.

Any member of the Boards who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such Director may be counted in determining the presence of a quorum at a meeting of the Board that considers the transaction.

Transactions with Related Persons

Transactions with Micky Arison. Micky Arison, our Chairman, is also the Chairman, President and the indirect sole shareholder of FBA II, Inc., the general partner of Miami Heat Limited Partnership (“MHLP”), the owner of the Miami Heat, a professional basketball team. He is also the indirect shareholder of Basketball Properties, Inc., the general partner of Basketball Properties, Ltd. (“BPL”), the manager and operator of the American Airlines Arena. Pursuant to a three-year advertising and promotion agreement between Carnival Cruise Line, MHLP and BPL, Carnival Cruise Line paid $498,800 during fiscal 2015. Carnival Cruise Line also paid $13,300 during fiscal 2015 for in-game promotions to publicize Carnival Cruise Line during Miami Heat games.

In August 2015, Carnival Corporation entered into the following agreements: (i) a nonexclusive Aircraft Lease Agreement with an owner trustee under a trust agreement with AD Astra I, LLC (the “Lease Agreement”) and (ii) a Services Agreement with AFO, LLC (the “Services Agreement” and together with the Services Agreement, the “Aircraft Agreements”). Both AD Astra I, LLC and AFO, LLC are companies directly or indirectly controlled by a trust of which Mr. Arison is a beneficiary.

Under the terms of the Lease Agreement, Carnival Corporation leases an aircraft owned by AD Astra I, LLC for additional flight capacity from time-to-time in exchange for an hourly rent of $4,500 plus applicable taxes, which is based on market charter rates for similar aircraft as adjusted for costs of operations borne by Carnival Corporation (i.e., fuel, crew costs and line maintenance during its operation of the aircraft) and hourly service plan expenses.

Under the terms of the Service Agreement, Carnival Corporation provides aircraft management services to AFO, LLC with respect to the aircraft, including overseeing its operation, maintenance, and staffing, and will be paid an annual fee of $216,000 (which is based on market rates for similar arrangements) (the “Service Fee”). In addition, Carnival Corporation will be reimbursed for operating, maintenance and personnel costs and related third party costs incurred in connection with the services (“Service Costs”). The terms of the Aircraft Agreements are one year and renew automatically for one-year periods, unless terminated sooner by either party upon 30 days’ written notice.

During fiscal 2015, Carnival Corporation paid AD Astra I, LLC $219,000 under the Lease Agreement, and AFO, LLC paid Carnival Corporation $36,500 for the Service Fee and reimbursed Carnival Corporation $441,900 for the Service Costs.

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GOVERNANCE

Director Independence and Related Person Transactions

Registration Rights. Pursuant to a letter agreement (the “Trust Registration Rights Agreement”) dated July 11, 1989, Carnival Corporation granted to the Ted Arison Irrevocable Trust (the “Irrevocable Trust”) and the Arison Children’s Irrevocable Trust (the “Children’s Trust,” and together with the Irrevocable Trust, the “Trusts”) certain registration rights with respect to certain shares of Carnival Corporation common stock held for investment by the Trusts (the “Shares”). The beneficiaries of the Trusts included the children of Ted Arison, including Micky Arison, our Chairman, and Shari Arison. Effective December 26, 1991, the Children’s Trust was divided into three separate continued trusts, including continued trusts for Micky Arison, Shari Arison and Michael Arison.

Under the Trust Registration Rights Agreement, Carnival Corporation has granted the Trusts demand and piggyback registration rights. Carnival Corporation is not required to effect any demand registration unless all of the Shares owned by either of the Trusts are included in the demand. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Trusts, selling costs, underwriting discounts and applicable filing fees.

Under a registration rights agreement dated June 14, 1991, as amended by an amendment dated July 31, 1991 and a succession agreement dated May 28, 2002 (together, the “Arison Registration Rights Agreement”), Carnival Corporation granted certain registration rights to Ted Arison with respect to certain shares of common stock beneficially owned by him (the “Arison Shares”) in consideration for $10,000. The registration rights were held by the Estate of Ted Arison. The Estate of Ted Arison subsequently transferred the Arison Shares to various trusts for the benefit of Ted Arison’s children (collectively, the “Family Trusts”). The Arison Registration Rights Agreement provides the Family Trusts and certain transferees with demand and piggyback registration rights. Carnival Corporation has agreed to bear all expenses relating to such demand and piggyback registrations, except for fees and disbursements of counsel for the Family Trusts, selling costs, underwriting discounts and applicable filing fees.

The Boards have reviewed and approved or ratified these transactions.

Carnival Corporation & plc 2016 Proxy Statement	29

SHARE OWNERSHIP

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

Set forth below is information concerning the share ownership of (1) each of our Directors, (2) each individual named in the “Summary Compensation Table” which appears elsewhere in this Proxy Statement and (3) all Directors and Executive Officers as a group, all as of January 20, 2016.

The number of shares beneficially owned by each entity, person, Director or Executive Officer is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual would have the right to acquire as of March 20, 2016 (being 60 days after January 20, 2016) through the exercise of any stock option (“Vested Options”) and the vesting of restricted share units (“RSUs”).

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percentage of Carnival Corporation Common Stock		Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares		Percentage of Combined Voting Power**
Micky Arison	126,123,090	(2)(3)	21.8%		0		*	**	16.4%
Sir Jonathon Band	20,730		*	**	0		*	**	*	**
David Bernstein	50,951		*	**	0		*	**	*	**
Alan Buckelew	124,620		*	**	0		*	**	*	**
Arnold W. Donald	163,852	(4)	*	**	0		*	**	*	**
Richard J. Glasier	34,686	(5)	*	**	0		*	**	*	**
Stein Kruse	73,183		*	**	3,901		*	**	*	**
Debra Kelly-Ennis	10,868		*	**	0		*	**	*	**
Sir John Parker	36,586		*	**	10,004	(6)	*	**	*	**
Stuart Subotnick	37,441		*	**	0		*	**	*	**
Michael Thamm	0		*	**	5,704		*	**	*	**
Laura Weil	33,831		*	**	0		*	**	*	**
Randall J. Weisenburger	87,574		*	**	0		*	**	*	**
All Directors and Executive Officers as a group (20 persons)	126,904,426	(7)	22.0%		22,401		*	**	16.5%
*

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Trust shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of Carnival Corporation common stock. Under a pairing agreement, the trust shares of beneficial interest in the Trust are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

**

As a result of the DLC arrangement, on most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. Combined voting is accomplished through the special voting shares that have been issued by each company.

30	Carnival Corporation & plc 2016 Proxy Statement

SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

***	Less than one percent.
(1)	The address of each individual is 3655 N.W. 87 Avenue, Miami, Florida 33178.
(2)

Mr. Arison is a member of the Arison Group (defined below), which has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group. For information on the share ownership of other members of the Arison Group, see Principal Shareholders table below.

(3)

Includes (i) 4,921,222 shares of common stock held by the various Arison family trusts, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P. and (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison. Mr. Arison does not have an economic interest in the shares of common stock held by Artsfare 2005 Trust No. 2. 20,200,000 shares of common stock held by MA 1994 B Shares, L.P. have been pledged as collateral to secure a loan to the Miami Heat Limited Partnership.

(4)	Includes (i) 5,000 Vested Options and (ii) 1,807 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.
(5)	Includes 10,000 Vested Options.
(6)	Includes 7,000 shares held by Whitefoord Limited on behalf of GHM Trustees Limited, the trustee for Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme.
(7)	Includes 15,000 Vested Options.

Principal Owners

Set forth below is information concerning the share ownership of (1) all persons known by us to be the beneficial owners of more than 5% of the 577,744,614 shares of Carnival Corporation common stock and trust shares of beneficial interest in the P&O Princess Special Voting Trust outstanding as of January 20, 2016 and (2) all persons known by us to be the beneficial owners of more than 5% of the 216,456,140 ordinary shares of Carnival plc outstanding as of January 20, 2016, 26,907,594 of which are directly or indirectly owned by Carnival Corporation and have no voting rights.

Micky Arison, Chairman of the Board of each of Carnival Corporation and Carnival plc, certain other members of the Arison family and trusts for their benefit (collectively, the “Arison Group”), beneficially own shares representing approximately 22.5% of the voting power of Carnival Corporation and approximately 16.9% of the combined voting power of Carnival Corporation & plc and have informed us that they intend to cause all such shares to be voted in favor of Proposals 1 through 17. The table below begins with the ownership of the Arison Group.

Carnival Corporation & plc 2016 Proxy Statement	31

SHARE OWNERSHIP

Share Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owners or Identity of Group(1)	Amount and Nature of Beneficial Ownership of Carnival Corporation Shares and Trust Shares*		Percentage of Carnival Corporation Common Stock	Amount and Nature of Beneficial Ownership of Carnival plc Ordinary Shares		Percentage of Carnival plc Ordinary Shares		Percentage of Combined Voting Power**
MA 1994 B Shares, L.P.	85,736,445	(2)(3)	14.8%	0		*	**	11.2%
MA 1994 B Shares, Inc.	85,736,445	(2)(3)	14.8%	0		*	**	11.2%
Artsfare 2005 Trust No. 2	35,465,423	(2)(5)(10)	6.1%	0		*	**	4.6%
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
Verus Protector, LLC	35,465,423	(2)(4)	6.1%	0		*	**	4.6%
Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134
Richard L. Kohan	126,125,090	(2)(5)(11)	21.8%	0		*	**	16.4%
Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134
MBA I, L.P.	900,000	(2)(6)	* **	0		*	**	* **
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
Artsfare 2003 Trust	3,047,946	(2)(6)(7)(12)	* **	0		*	**	* **
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
TAMMS Management Corporation	32,439	(2)(7)(12)	* **	0		*	**	* **
c/o SunTrust Delaware Trust Company 1011 Centre Road, Suite 108 Wilmington, DE 19805
James M. Dubin	90,658,667	(2)(8)(10)	15.7%	0		*	**	11.8%
c/o Madison Place Partners, LLC One Madison Place Harrison, NY 10528
JMD Delaware, LLC	34,319,462	(2)(8)	5.9%	0		*	**	4.5%
50 South LaSalle Street Chicago, IL 60603
Nickel 2015-94 B Trust	85,736,445	(2)(3)	14.8%					11.2%
1313 North Market Street, Suite 5300 Wilmington, DE 19801
SunTrust Delaware Trust Company	36,065,423	(2)(9)	6.2%	0		*	**	4.7%
1011 Centre Road, Suite 108 Wilmington, DE 19805
KLR, LLC	87,419,457	(2)(11)	15.1%	0		*	**	11.4%
Two Alhambra Plaza, Suite 1040 Coral Gables, FL 33134
Northern Trust Corporation	35,561,779	(13)	6.2%	0		*	**	4.6%
Capital World Investors	35,022,917	(14)	6.1%	0		*	**	4.6%
333 South Hope Street Los Angeles, CA 90071
T. Rowe Price Associates, Inc.	31,361,818	(15)	5.4%	0		*	**	4.1%
100 E. Pratt Street Baltimore, MD 21202
AXA S.A.	0		* **	10,627,433	(16)	5.6%		1.4%
25 Avenue Matignon 75008 Paris France
BlackRock, Inc.	0		* **	18,574,455	(16)	9.8%		2.4%
55 East 52nd Street New York, NY 10022
Schroders plc	0		* **	9,758,601	(16)	5.1%		1.3%
c/o Schroders Investment Management Ltd. 31 Gresham Street London EC2V 7QA United Kingdom

*, ** and *** have the same meanings as indicated in the table above.

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SHARE OWNERSHIP

Section 16(a) Beneficial Ownership Reporting Compliance

(1)	The address of all entities, unless otherwise noted, is 1201 North Market Street, Wilmington, Delaware 19899.
(2)

The Arison Group has filed a joint statement on Schedule 13D with respect to the shares of Carnival Corporation common stock held by such persons. Each member of the Arison Group may be deemed to own the shares of common stock held by all other members of the Arison Group.

(3)

MA 1994 B Shares, L.P. (“MA 1994, L.P.”) owns 85,736,445 shares of common stock. The general partner of MA 1994, L.P. is MA 1994 B Shares, Inc. (“MA 1994, Inc.”), which is wholly-owned by the Nickel “2015-94 B” Trust, a trust established for the benefit of Mr. Arison and members of his family (the “B Trust”). The sole limited partner of MA 1994, L.P. is the B Trust. Under the terms of the instrument governing the B Trust, Mr. Arison has the sole right to vote and direct the sale of the common stock indirectly held by the B Trust. By virtue of the limited partnership agreement of MA 1994, L.P., MA 1994, Inc. may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of the B Trust being the sole stockholder of MA 1994, Inc., the B Trust may be deemed to beneficially own all such 85,736,445 shares of common stock. By virtue of Mr. Arison’s interest in the B Trust and the B Trust’s interest in MA 1994, L.P., Mr. Arison may be deemed to beneficially own all such 85,736,445 shares of common stock. The administrative trustee of the B Trust is the Northern Trust Company of Delaware.

(4)

Verus Protector, LLC is the protector of Artsfare 2005 Trust No. 2. Verus Protector, LLC has shared voting and dispositive power with respect to the shares of common stock held by Artsfare 2005 Trust No. 2.

(5)

By virtue of being the sole member of Verus Protector, LLC, the sole member of KLR, LLC and a trustee of various Arison family trusts, Mr. Richard L. Kohan may be deemed to own the aggregate of 126,123,090 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership. Mr. Kohan owns 1,000 shares of common stock directly and owns 1,000 shares of common stock indirectly by virtue of such shares owned by Mr. Kohan’s wife.

(6)

MBA I, L.P. (“MBA I”) owns 900,000 shares of common stock. The Artsfare 2003 Trust owns a controlling interest in MBA I; therefore, the Artsfare 2003 Trust is deemed to beneficially own all such 900,000 shares of common stock.

(7)	TAMMS Management Corporation holds 32,439 shares of common stock (“TAMMS Corp.”). TAMMS Corp. is wholly-owned by the Artsfare 2003 Trust.
(8)

By virtue of being the sole member of JMD Delaware, LLC, Mr. Dubin may be deemed to own the aggregate of 90,657,667 shares of common stock beneficially owned by such entity, as to which he disclaims beneficial ownership. Mr. Dubin owns 1,000 shares of common stock directly.

(9)	SunTrust Delaware Trust Company acts as trustee for the Artsfare 2005 Trust No. 2 and the Dozer Trust.
(10)

JMD Delaware, LLC is a Delaware limited liability company wholly owned by Mr. James Dubin. JMD Delaware, LLC acts as an investment and distribution advisor of various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(11)

KLR, LLC is a Delaware limited liability company wholly owned by Mr. Richard L. Kohan. KLR, LLC acts as an investment and distribution adviser for various Arison family trusts and has shared dispositive power over the shares of common stock held by certain of such trusts.

(12)

The Artsfare 2003 Trust owns a controlling interest in MBA 1 (see Note 7 above) and is the sole shareholder of TAMMS Corp., (see Note 8 above). By virtue of its controlling interest in MBA I, the Artsfare 2003 Trust is deemed to beneficially own 900,000 shares of common stock held directly by MBA I and by virtue of its ownership of TAMMS Corp., the Artsfare 2003 Trust is deemed to beneficially own 32,439 shares of common stock.

(13)

Northern Trust Company of Delaware acts as trustee for the Eternity Four Trust and beneficially owns all of the 29,364,216 shares of common stock held by Eternity Four Trust. In addition, according to the Schedule 13G filed by Northern Trust Corporation on February 13, 2014, it beneficially owns an additional 6,197,563 shares of common stock.

(14)

As reflected in separate Schedule 13G, filed on February, 6, 2015 with the SEC, Capital World Investors, reported sole voting power and sole dispositive power over 35,022,917 shares of common stock as a result of acting as an investment advisor to various investment companies.

(15)

As reflected in separate Schedule 13G, filed on February, 17, 2015 with the SEC, T. Rowe Price Associates, Inc. reported sole voting power over 11,155,655 shares of common stock and sole dispositive power over 31,279,418 shares of common stock as a result of acting as an investment advisor.

(16)	Based on notifications to Carnival plc of interests of 3% or more in the voting rights of Carnival plc as required by the Disclosure and Transparency Rules of the UK Listing Authority.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Carnival Corporation and Carnival plc during and with respect to their most recent fiscal year and upon written representations from persons known to us to be subject to Section 16 of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) (a “reporting person”), all reporting persons filed on a timely basis reports required by Section 16(a) of the Exchange Act during and with respect to the year ended November 30, 2015.

Carnival Corporation & plc 2016 Proxy Statement	33

COMPENSATION

PROPOSAL 10

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and pursuant to Section 14A of the Exchange Act, our shareholders are being provided with an advisory (non-binding) vote to approve our executive compensation. Although the vote is advisory and is not binding on the Boards, the Compensation Committees will take into account the outcome of the vote when considering future executive compensation decisions. We refer to this non-binding advisory vote as the “say-on-pay” vote.

The “say-on-pay” vote is required to be offered to our shareholders at least once every three years. Two years ago, our shareholders recommended that we provide them with the opportunity to provide their “say-on-pay” vote each year and our Boards have accepted that recommendation.

The Boards are committed to corporate governance best practices and recognize the significant interest of shareholders in executive compensation matters. The Compensation Committees seek to balance short-term and longer-term compensation opportunities to enable Carnival Corporation & plc to meet short-term objectives while continuing to produce value for its shareholders over the long-term. They also promote a compensation program designed to attract, motivate and retain key executives. As discussed in the Compensation Discussion and Analysis, the Compensation Committees believe that our current executive compensation program directly links executive compensation to our performance and aligns the interests of our Named Executive Officers with those of our shareholders. For example:

•	Our compensation philosophy places more emphasis on variable elements of compensation (such as annual bonuses and equity-based compensation) than fixed remuneration.
•

In accordance with the Compensation Committees’ focus on long-term shareholder return, they approved performance-based share grants for our Named Executive Officers. The grants vest zero to 200% based upon the extent to which annual operating income, as adjusted for fuel price changes and foreign currency exchange rate impacts, for each of the three fiscal years in the 2015-2017 performance cycle and return on invested capital (“ROIC”) exceeds specified performance goals over the three-year performance cycle and as modified up or down by up to 10% at the end of the three-year performance cycle for Carnival Corporation & plc’s TSR rank relative to the Peer Group (defined below).

•	To further promote long-term shareholder alignment, we require our Named Executive Officers to meet and maintain stock ownership requirements.
•

The Compensation Committees review the position of each element of total direct compensation relative to the competitive market, and use the range of total direct compensation levels in the competitive market to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by the competitive market to their named executive officers.

•	Carnival Corporation & plc does not offer U.S. executives excise tax gross-up protections.

We encourage you to read our Compensation Discussion and Analysis contained within this Proxy Statement for a more detailed discussion of our compensation policies and procedures.

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Approval of Carnival plc Directors’ Remuneration Report

Our shareholders have the opportunity to vote for or against, or to abstain from voting, on the following resolution:

“Resolved, that the shareholders approve the compensation of our Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).”

The above referenced disclosures appear at pages 35 to 68 of this Proxy Statement.

The Boards of Directors unanimously recommend a vote FOR approval of the compensation of our Named Executive Officers as disclosed pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and any related material disclosed in this Proxy Statement).

PROPOSAL 11

APPROVAL OF CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT

In accordance with Sections 439 and 440 of the Companies Act 2006 and Schedule 8 of the Large and Medium Sized Companies and Groups (Accounts and Reports) Regulations 2008 (the “LMCG Regulations”), shareholders are voting to approve adoption of the Carnival plc Directors’ Remuneration Report. The Carnival plc Directors’ Remuneration Report is in two parts. Part I also constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with the LMCG Regulations. Part II of the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with the LMCG Regulations, including certain information which has been audited for the purposes of the Carnival plc Annual Report.

The Boards of Directors unanimously recommend a vote FOR the approval of the Carnival plc Directors’ Remuneration Report.

COMPENSATION DISCUSSION AND ANALYSIS

and

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT – PART I

Introduction

Carnival Corporation and Carnival plc are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, the Boards of Directors and members of the Committees of the Boards, including the Compensation Committees, are identical and there is a single senior management team.

Carnival Corporation and Carnival plc are subject to disclosure regimes in the U.S. and UK. While some of the disclosure requirements are the same or similar, some are very different. As a result, the Carnival plc Directors’ Remuneration Report is in two parts. The information contained in this Part I constitutes the Compensation Discussion and Analysis as required by regulations promulgated by the SEC, and includes information that Carnival plc is required to disclose in accordance with Sections 439 and 440 of the Companies Act 2006 and Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”). Part II of

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the Carnival plc Directors’ Remuneration Report is set forth as Annex B to this Proxy Statement and includes the additional information that Carnival plc is required to disclose in accordance with Section 439A of the Companies Act 2006 and the LMCG Regulations, including certain information that has been audited for the purposes of the Carnival plc Annual Report.

Parts I and II of the Carnival plc Directors’ Remuneration Report are in compliance with the LMCG Regulations, the UK Corporate Governance Code published in September 2014 by the UK Financial Reporting Council (the “UK Corporate Governance Code”), the UK Companies Act 2006 and the Listing Rules of the UK Listing Authority. Both Parts I and II form part of the Annual Report of Carnival plc for the year ended November 30, 2015.

Pursuant to rules promulgated by the SEC and the LMCG Regulations, this Compensation Discussion and Analysis reviews the compensation of the following Named Executive Officers of Carnival Corporation & plc:

Named Executive Officers
Arnold W. Donald	President and Chief Executive Officer
David Bernstein	Chief Financial Officer
Alan Buckelew	Chief Operations Officer
Stein Kruse	Chief Executive Officer of the Holland America Group, which includes Holland America Line, Princess, Seabourn and Holland America Princess Alaska Tours
Michael Thamm	Chief Executive Officer of the Costa Group, which includes Costa Cruises and AIDA Cruises

Executive Summary

Our executive compensation program is designed to reward financial results and effective strategic leadership through use of both short-term rewards and long-term incentives and to promote alignment of the financial interests of our Executive Officers with our shareholders. We seek to provide total direct compensation that allows us to be competitive in the labor markets where we compete for executive talent, adjusted as necessary to take into consideration factors including the senior executive’s performance, experience and responsibilities. We believe our compensation program’s performance measures align the interests of our shareholders and senior executives by linking actual pay to operating performance and shareholder outcomes.

Our compensation philosophy has historically been to deliver lower base pay with an emphasis on at risk incentive pay in order to drive a pay-for-performance culture. In furtherance of this philosophy, beginning in fiscal 2016, all compensation for our Named Executive Officers, other than base salary, will be 100% at risk and performance-based.

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2015 Compensation Practices and Policies
What we do	✓	Majority of pay is performance-based and not guaranteed
	✓	Use multiple performance metrics to align pay with performance
	✓	Put caps on incentive compensation
	✓	Provide appropriate balance between short-term and long-term compensation to discourage short-term risk taking at the expense of long-term results
✓

Set rigorous stock ownership requirements for Named Executive Officers (values equal to a target multiple of base salary) who must retain at least 50% of any net share-based awards received until their target ownership is achieved

	✓	Include clawback provisions in our incentive programs
	✓	Provide for only double-trigger change-in-control provisions
	✓	Prohibit short sales, short-term hedging and margin accounts of Carnival Corporation and Carnival plc shares
	✓	Engage an independent compensation consultant to review and advise on executive compensation
	✓	Regularly review the Compensation Committee charter to ensure best practices and priorities
What we don’t do	×	Provide guaranteed minimum bonuses
	×	Reload, reprice or back-date stock options
	×	Grant stock options with an exercise price less than fair market value
	×	Provide tax gross-ups on compensation or benefits
	×	Pay dividends on unvested or unearned performance-based share awards
	×	Provide for automatic single-trigger vesting acceleration in connection with a change-in-control

Shareholder Engagement

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.

In April 2015, shareholders approved our “say-on-pay” proposal with 86.5% of the votes cast in favor of the compensation paid to our Named Executive Officers.

Following its review of the 2015 voting results, the Compensation Committees decided that all compensation of our Named Executive Officers, other than base salary, will be 100% at risk and performance-based. We continued to seek and incorporate shareholder feedback in our compensation deliberations. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2016, as well as other shareholder input, when reviewing executive compensation programs and policies.

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Fiscal 2015 Company Performance

We experienced strong financial and operating performance in fiscal 2015. Our solid operational and financial performance in fiscal 2015 reflects senior leadership’s focus on executing our business strategies effectively to achieve our goals. This focus enabled us to deliver value to our shareholders in fiscal 2015, through our efforts to improve as we continue to build for future success.

Fiscal 2015 Financial Results and Achievements
•	Increased operating income by 45% to $2.57 billion
•	Continued to generate strong cash from operations of $4.5 billion in fiscal 2015 compared to $3.4 billion in fiscal 2014
•	Increased diluted adjusted earnings per share by 40% to $2.70(1)
•	Increased quarterly dividend by 20%
•	Returned $1.1 billion to shareholders through the combination of dividends and share repurchases
•

Made significant changes to our leadership team, work processes and incentive programs to encourage and enable us to more efficiently collaborate, coordinate and communicate with each other, thus further optimizing our operations

•	Progressed in the emerging Asian cruise region, with six ships expected to be sailing from China in 2016
•	Launched our 10th cruise brand, Fathom, a social impact travel brand
•	Introduced P&O Cruises (UK)’s 3,647-passenger Britannia, the largest ship ever built for British guests
•	Invested over $90 million in a new state-of-the-art campus for our world-class maritime training and accommodation facility
•	Continued a corporate-wide vessel enhancement program to improve emergency power capabilities, introduced new and enhanced fire safety technology and increased the level of operating redundancies
•	Continued successful fuel conservation initiatives, which have allowed us to reduce the rate of fuel consumption by almost 27% compared to fiscal 2007
•

Furthered our environmental efforts by successfully using a new exhaust gas cleaning system technology that exceeds stricter air emissions standards, as well as mitigating higher fuel costs on our ships

(1)

Reconciliation to the corresponding $2.26 GAAP dilutive earnings per share can be found on page F-51 of the Carnival Corporation & plc joint Annual Report on Form 10-K filed with the SEC on January 29, 2016.

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Fiscal 2015 Named Executive Officer Compensation Target Pay Mix

The compensation elements for our Named Executive Officers consist of base salary, an annual bonus and equity-based compensation. We have reinforced our commitment to strengthening the link between pay and performance for our Executive Officers through inclusion of variable compensation components. Our philosophy is to place greater emphasis on performance-based pay elements.

Consistent with our philosophy regarding the importance of pay for performance, 86% of Mr. Donald’s fiscal 2015 target compensation consists of variable, performance-based annual bonuses and equity-based compensation. The other Named Executive Officers’ target compensation consists of 75% variable, bonuses and equity-based compensation.

2015 CEO Compensation Components
Base Salary	Remained unchanged for fiscal 2015.
Annual Incentive Plan

Received an annual bonus aligned with Carnival Corporation & plc’s fiscal 2015 financial performance. In fiscal 2015, Carnival Corporation & plc’s operating income increased 45% from fiscal 2014. As a result, the annual bonus awarded to Mr. Donald was 174.3% of his target bonus for fiscal 2015.

Annual PBS Grant

40% of annual equity-based compensation was granted in the form of performance-based share (“PBS”) grants. The PBS grant provides a future compensation opportunity based on weighted operating income and ROIC performance goals over a three-year period (2015-2017), as modified based on our TSR rank relative to the Peer Group, with payout contingent on continued service.

Annual TBS Grant

60% of annual equity-based compensation was granted in the form of time-based share (“TBS”) grants. The TBS grant is subject to a three-year cliff vesting condition. The ultimate value of the shares is subject to stock price fluctuation during the vesting period, which further aligns compensation with shareholder outcomes.

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Comparison of Fiscal 2015 and Fiscal 2014 CEO Total Direct Compensation (“TDC”).

Mr. Donald’s total direct compensation increased by 8.4% in fiscal 2015, primarily due to a higher bonus in fiscal 2015 due to improved company performance.

Overall Objectives and Philosophy

The objectives of the Compensation Committees are to:

•	Create competitive compensation packages that provide both short-term rewards and long-term incentives for positive individual and corporate performances; and
•	Align the financial interests of our Executive Officers and our shareholders.

The Compensation Committees’ philosophy is to:

•	Place appropriate emphasis on the variable elements of compensation, such as the annual bonus and equity-based compensation; and
•

Provide total direct compensation for each Named Executive Officer that is competitive for the market (as described below under “Competitive Market (Peer Group) Comparison”), adjusted as necessary to take into consideration a particular Named Executive Officer’s individual circumstances, as applicable (including his performance, experience and responsibility).

Most of our Executive Officers are located in the U.S., with others based in Europe. As a global entity, it is challenging to establish consistent compensation practices across geographic and operating company units that satisfy the particular requirements of all jurisdictions and local market demands. Since the largest presence of Executive Officers is in the U.S., our compensation policies primarily reflect U.S. market practices. However, the Compensation Committees seek to incorporate UK compensation principles, including those contained in the UK Corporate Governance Code, as far as practicable.

Overview of Total Direct Compensation for 2015 and Comparison to 2014

Total Cash Compensation. Annual changes in total cash compensation for Carnival Corporation & plc’s senior management team, including our Named Executive Officers, take into account changes in

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operating income as measured at the enterprise-wide and/or operating company levels. Other considerations impacting cash compensation include changes in responsibility and market pay positioning of executives with similar responsibility levels in other corporations.

The table below shows target and actual cash compensation for fiscal 2015 compared to target and actual cash compensation for fiscal 2014. Target total cash compensation for all of the Named Executive Officers, other than Mr. Bernstein, remained unchanged from fiscal 2014 to fiscal 2015. Annual bonuses increased in fiscal 2015 from fiscal 2014, consistent with our improved operating performance.

	Fiscal 2014		Fiscal 2015		Change from Fiscal 2014	Change from Fiscal 2014
Named Executive Officer	Salary Plus Target Bonus	Salary Plus Actual Bonus	Salary Plus Target Bonus	Salary Plus Actual Bonus	Salary Plus Actual Bonus	Salary Plus Target Bonus
Arnold W. Donald	$3,650,000	$4,911,400	$3,650,000	$5,618,950	14.4%	0%
David Bernstein	$1,575,000	$2,005,000	$1,650,000	$2,355,850	17.5%	4.8%
Alan Buckelew	$1,925,000	$2,350,000	$1,925,000	$2,742,300	16.7%	0%
Stein Kruse(1)	N/A	N/A	$1,925,000	$2,335,000	N/A	N/A
Michael Thamm(2)	€1,600,000	€1,950,000	€1,600,000	€1,775,000	(9.0%)	0%
(1)	Mr. Kruse is a Named Executive Officer for the first time in 2015.
(2)

Mr. Thamm’s base salary and bonus is payable in euros. For fiscal 2014, his base salary and target bonus is equivalent to $2,144,000 and his base salary and actual bonus is $2,613,000 when converted to U.S. dollars at the average exchange rate for fiscal 2014 of $1.34:€1. For fiscal 2015, his base salary and target bonus is equivalent to $1,792,000 and his base salary and actual bonus is equivalent to $1,988,000 when converted to U.S. dollars at the average exchange rate for fiscal 2015 of $1.12:€1.

Total Direct Compensation. In addition to the annual bonuses, individual equity grants (both the TBS grants and the PBS grants) take into account the scope of the Named Executive Officer’s responsibilities, performance and long-term retention considerations. The PBS grants provide compensation only to the extent specified performance targets are achieved over a three-year performance period. The changes in total direct compensation in fiscal 2015 from fiscal 2014 reflect the same factors that explain the year-over-year change in Named Executive Officer cash compensation. In addition, the Named Executive Officers, other than Mr. Donald, received a special PBS grant in 2014, so the total direct compensation reflects their reduction in aggregate equity grants.

The table below compares each Named Executive Officer’s year-over-year change in total direct compensation (salary, annual bonus and equity grants).

Named Executive Officer	Fiscal 2014 Total Direct Compensation	Fiscal 2015 Total Direct Compensation	Change from Fiscal 2014 Total Direct Compensation
Arnold W. Donald	$8,411,400	$9,118,950	8.4%
David Bernstein	$4,230,000	$3,580,850	(15.3%)
Alan Buckelew	$4,925,000	$4,317,300	(12.3%)
Stein Kruse(1)	N/A	$3,910,000	N/A
Michael Thamm(2)	€4,457,797	€2,778,049	(37.7%)
(1)	Mr. Kruse is a Named Executive Officer for the first time in 2015.
(2)

Mr. Thamm’s base salary and bonus is payable in euros. His total direct compensation is equivalent to $5,973,448 for fiscal 2014 when converted to U.S. dollars at the average exchange rate for fiscal 2014 of $1.34: €1. His total direct compensation is equivalent to $3,113,807 for fiscal 2015 when converted to U.S. dollars at the average exchange rate for fiscal 2015 of $1:12: €1. The Carnival plc restricted share units granted to Mr. Thamm are denominated in sterling. Because Mr. Thamm is compensated in euros, the value of the Carnival plc restricted share units granted for: (a) fiscal 2014 has been converted from sterling into euros based on the December 27, 2013 grant date exchange rate of €1.20:£1, the January 12, 2015 grant date exchange rate of €1.28:£1, and the April 16, 2014 grant date exchange rate of €1.21:£1; and (b) fiscal 2015 has been converted from sterling into euros based on the January 11, 2016 grant date exchange rate of €1.33:£1 and the April 14, 2015 grant date exchange rate of €1.38:£:1.

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The fiscal 2014 and fiscal 2015 compensation values included in the above table reflect the fair value of TBS grants made in January 2015 (granted in fiscal 2015 based upon fiscal 2014 performance) and January 2016 (granted in fiscal 2016 based upon fiscal 2015 performance), respectively. Under SEC disclosure rules, TBS grants that were not made until fiscal 2016 do not appear in the “Grants of Plan-Based Awards in Fiscal 2015” table or the “Summary Compensation Table” for fiscal 2015, even though these grants are compensation for fiscal 2015. Instead, the grants made in January 2015 (based on 2014 performance) appear in the “Summary Compensation Table” for fiscal 2015. However, the Compensation Committees believe that the TBS grants made in fiscal 2016 are properly considered as part of our Named Executive Officers’ compensation for fiscal 2015 performance (in the same way that bonuses paid in fiscal 2016 are treated as compensation for fiscal 2015 performance). Because PBS grants depend on future performance, the Compensation Committees believe that the PBS grants (unlike the TBS grants) should be considered as compensation for the fiscal year in which they are granted, which is how such values are reflected in the table above.

With respect to the special PBS grant made to each of our Named Executive Officers in fiscal 2014 (as described in more detail in last year’s Proxy Statement), the value included in the table is the grant value approved by the Compensation Committees. This value is different than the grant date fair value as determined for financial accounting purposes, which is required under SEC rules to be included in the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2014” table to be calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”).

Process for Making Compensation Determinations

The Compensation Committees determine the compensation policy and the compensation payable to all of our Executive Officers. The Compensation Committees interact with the management of Carnival Corporation & plc on compensation issues primarily through communications, meetings and discussions with Mr. Donald, the Chairman of the Boards of Directors and the Chief Human Resources Officer, who also attend meetings of the Compensation Committees as requested by the Compensation Committees. As part of the fiscal 2015 annual compensation determination process, Mr. Donald and the Chairman of the Boards of Directors recommended to the Compensation Committees key initiatives and goals for Carnival Corporation & plc at the beginning of each year. After the fiscal year was completed, Mr. Donald and the Chairman of the Boards of Directors reviewed with the Compensation Committees the results of those initiatives, progress towards goals and other material items relating to overall Carnival Corporation & plc performance. The compensation for our Named Executive Officers’ was then determined by the Compensation Committees using their discretion to evaluate the individual performance of our Named Executive Officers and the overall performance of Carnival Corporation & plc. Mr. Donald does not provide input regarding his own compensation levels.

The Compensation Committees believe that the incentive structure for senior management does not raise environmental, social or governance risks by inadvertently motivating irresponsible behavior, and that risks arising from Carnival Corporation & plc’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on Carnival Corporation & plc. Please refer to the section of the Proxy Statement entitled “Compensation Risk Assessment” for additional information.

Compensation Consultant. The Compensation Committees have engaged Frederic W. Cook & Co., Inc. (“FW Cook”) to assist in their annual review of our Executive and Director compensation programs. The Compensation Committees believe that FW Cook provided objective advice to the Compensation Committees.

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During fiscal 2015, a consultant from FW Cook attended meetings of the Compensation Committees and provided FW Cook’s views on proposed actions by the Compensation Committees.

In accordance with the New York Stock Exchange rules relating to compensation consultant independence in accordance with the provision of Section 952 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Compensation Committees have determined that FW Cook and their consultants are independent after taking into consideration the factors set forth in the New York Stock Exchange rules. Pursuant to the foregoing factors, the Compensation Committees have determined that FW Cook’s work raised no conflicts of interest.

Peer Group Characteristics. The Compensation Committees perform an annual review of the compensation practices of certain other publicly-listed companies with the assistance of its consultant. This annual market assessment consists of an analysis of top officer pay at a group of publicly-listed peer companies listed below (the “Peer Group”). Based on the recommendations of FW Cook, the Compensation Committees approved the Peer Group before the annual assessment commenced. The Peer Group used when assessing the fiscal 2015 compensation for our Named Executive Officers, which remains unchanged from fiscal 2014, consisted of 13 U.S. publicly-listed companies comparable to Carnival Corporation & plc across one or more of the following factors: revenue, market capitalization, operating income, total assets, reported full-time employees, nature of business and complexity of business; and reflect a balanced group of media, entertainment, consumer goods and services and retailing companies. Notwithstanding the use of this Peer Group, the Compensation Committees believe there are no public companies that are directly comparable to Carnival Corporation & plc in terms of comparing executive officer pay. The only direct peers are Norwegian Cruise Line Holdings Ltd. and Royal Caribbean Cruises Ltd., which are substantially smaller corporations with significantly less revenue than Carnival Corporation & plc. The other selected companies have some characteristics similar to Carnival Corporation & plc, but they also have some significant differences.

Current Peer Group Companies
•	Colgate-Palmolive Company	•	Starbucks Corporation
•	Macy’s, Inc.	•	Starwood Hotels & Resorts Worldwide, Inc.
•	General Mills, Inc.	•	Target Corporation
•	Marriott International, Inc.	•	The DIRECTV Group, Inc.
•	McDonald’s Corporation	•	The Walt Disney Company
•	NIKE, Inc.	•	Yum! Brands, Inc.
•	Royal Caribbean Cruises Ltd.

Competitive Market (Peer Group) Comparison. Annually, the Compensation Committees’ independent consultant conducts a competitive market review to assist the Compensation Committees in their assessment of our Named Executive Officers’ competitive positioning of total compensation relative to the markets in which Carnival Corporation & plc competes for executive talent. FW Cook conducted a competitive market assessment on behalf of the Compensation Committees for fiscal 2015. The Compensation Committees reviewed our aggregate Named Executive Officer total compensation in comparison to the competitive market, which consists of the Peer Group as well as third-party surveys that reflect a broad database of hundreds of companies. The Compensation Committees were not provided with the identities of the companies in the surveys generally (or of the subsets of companies which had data for relevant comparable positions). As applicable, any utilized survey data was combined with the data for the Peer Group to produce a consolidated aggregated competitive market range for total direct compensation.

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These analyses suggest that, in the aggregate, total direct compensation levels for our Named Executive Officers are competitively positioned. However, the Compensation Committees increased Mr. Bernstein’s salary and target bonus so that it remained competitive with market compensation levels for his position after taking into account salary levels for similar roles at the Peer Group.

Consistent with the approach that the Compensation Committees take in reviewing each element of total direct compensation, the Compensation Committees utilize these analyses to assess the extent to which the compensation provided to our Named Executive Officers is generally consistent with that offered by companies with whom Carnival Corporation & plc competes for executive level talent. The Compensation Committees do not use these analyses to peg any particular element of compensation (or total compensation) to any specific targeted Peer Group level.

Named Executive Officer Compensation Design and Elements

The compensation elements for our Named Executive Officers consist of base salary, an annual bonus, equity-based compensation, retirement benefits and perquisites.

The compensation practices for each of our Named Executive Officers vary in order to reflect the organizational structure of Carnival Corporation & plc. Three of our Named Executive Officers (Messrs. Donald, Bernstein and Buckelew) had company-wide roles during fiscal 2015 and two of our Named Executive Officers (Messrs. Kruse and Thamm) were Chief Executive Officers of two or more brands during fiscal 2015. As a result, the compensation practices for these two groups are different.

Named Executive Officer	Type of Role	Base Salary	Annual Bonus	Equity-Based Compensation	Retirement Benefits and Perquisites
Arnold W. Donald	Company-wide role	Based on level of responsibility, and increases based on performance or other market factors	Based 100% on company-wide operating income	TBS and PBS awards to align with shareholder outcomes	Reflect country practices where a Named Executive Officer resides
David Bernstein
Alan Buckelew
Stein Kruse	CEO of a group of brands		Based 50% on company-wide operating income and 50% on brands’ operating income
Michael Thamm

In determining the amount of any particular compensation element, the Compensation Committees consider the impact of such an element on total compensation (and thus, indirectly each element affects the amount paid in respect of other elements of compensation). For example, the Compensation Committees consider the amount of the base salary and annual bonus that may be earned by a Named Executive Officer when granting an equity award. However, the annual bonus and equity-based compensation awards are set independently on the basis of dollar values (and are not set or determined as a fixed percentage of base salary).

Base Salaries

A.    General

Base salaries are intended to provide a level of fixed compensation that reflects each Named Executive Officer’s level of responsibility. As described above, the Compensation Committees’ philosophy is to provide low base salaries, and to place emphasis on the performance-based elements of compensation. Base salaries for fiscal 2015 of our Named Executive Officers are reported in the “Summary Compensation Table.” The Compensation Committees annually review each Named

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Executive Officer’s performance and may increase the base salary of each Named Executive Officer in their discretion if merited by performance or other market factors necessary to attract and retain our executives.

Salaries for fiscal 2015 were established for our Named Executive Officers in January 2015 after performance results for the prior fiscal year were available. Mr. Donald reviewed the annual competitive market analysis provided by the consultant, as well as individual and brand performance, and provided the Compensation Committees with recommended salaries for each Named Executive Officer, except for his own. The recommendations included a review of each Named Executive Officer’s individual performance for the prior fiscal year.

B.    2015 Base Salaries and Analysis

At the beginning of fiscal 2015, Mr. Donald recommended to the Compensation Committees that there be no increase in the base salaries for our Named Executive Officers for fiscal 2015, other than for Mr. Bernstein (which is consistent with the lack of increase provided to other members of senior management). Mr. Donald recommended that Mr. Bernstein receive an increase to his base salary for fiscal 2015 for the reason described above. The Compensation Committees accepted Mr. Donald’s recommendations.

As a result, the base salaries for fiscal 2015 were as follows:

Named Executive Officer	Fiscal 2014 Base Salary	Fiscal 2015 Base Salary	Percentage Increase (%)
Arnold W. Donald	$1,000,000	$1,000,000	0
David Bernstein	$675,000	$700,000	3.7
Alan Buckelew	$825,000	$825,000	0
Stein Kruse	N/A	$825,000	N/A
Michael Thamm(1)	€700,000	€700,000	0
(1)

Mr. Thamm’s base salary is payable in euros. His base salary is equivalent to $938,000 for fiscal 2014 when converted into U.S. dollars at the average exchange rate for fiscal 2014 of $1.34:€1 and $784,000 for fiscal 2015 when converted into U.S. dollars at the average exchange rate for fiscal 2015 of $1.12:€1.

Annual Bonuses

A.    General

In fiscal 2015, each Named Executive Officer’s target bonus comprised a significant portion of their respective total cash compensation opportunity, supporting Carnival Corporation & plc’s objective to emphasize pay for performance. Annual bonus payments are intended to reward short-term individual, corporate, and brand performance results and achievements. The emphasis on the annual bonus as compared to base salary allows Carnival Corporation & plc greater flexibility in rewarding favorable individual and overall company performance.

B.    2015 Annual Bonuses and Analysis

For fiscal 2015, the annual bonuses for our Named Executive Officers were determined in accordance with the Carnival Corporation & plc Management Incentive Plan (the “Incentive Plan”) described below.

The Incentive Plan is designed to focus the attention of our Named Executive Officers on achieving outstanding performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures. For the Named Executive Officers who are CEOs of a group of

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brands, the Incentive Plan is designed to also focus their attention on achieving outstanding performance results as reflected in the operating income of the group of brands they oversee.

Under the Incentive Plan, the Corporation Operating Income Target, Brand Operating Income Target and target bonus for each participant is established by the Compensation Committees for each plan year.

The Incentive Plan defines these terms as follows:

•

“Corporation Operating Income” means the adjusted U.S. Generally Accepted Accounting Principles (“Adjusted GAAP”) net income of Carnival Corporation & plc excluding interest income and expense, other nonoperating income and expense and income taxes as reported by Carnival Corporation & plc for the plan year.

•

“Brand Operating Income” means the Adjusted GAAP net income of the respective brand (or group of brands) excluding interest income and expense and other nonoperating income and expense and income taxes, as reported by the brand (or group of brands) for the plan year.

The “Corporation Operating Income Target” for each year is established by the Compensation Committees taking into account historical performance, investor guidance, company/industry growth, Carnival Corporation & plc’s annual plan, consultation with management and such other factors as the Compensation Committees deem appropriate. The “Brand Operating Income Target” for each year is also established by the Compensation Committees taking into account historical performance, company/industry growth, the brand group’s annual plan, consultation with management and such other factors as the Compensation Committees deem appropriate. The Brand Operating Income Targets and the actual Brand Operating Income achieved for fiscal 2015 were measured using a constant fuel price per ton and constant currency exchange rates.

In January 2015, the Compensation Committees set the Corporation Operating Income Target for fiscal 2015 at $2.2 billion, which was approximately 21% more than the actual adjusted Corporation Operating Income achieved in fiscal 2014. The Compensation Committees believed that this target represented a challenging performance goal and was meaningfully higher than the actual results for fiscal 2014.

Under the Incentive Plan, the preliminary bonus amounts payable were dependent upon the amount of Corporation Operating Income achieved as compared to the Corporation Operating Income Target as follows:

Plan Provisions
Corporation Operating Income (in thousands)	Performance Level (% of Target Achievement)	Payout Percentage(1)
<$1,925,000	Below Threshold (<87.5%)	0%
$1,925,000	Threshold (87.5%)	50%
$2,200,000	Target (100%)	100%
$2,585,000	Maximum (117.5%)	200%
(1)	The payout curve includes two linear slopes as follows: (a) between Threshold and Target, and (b) between Target and Maximum. Payouts between these points are calculated using interpolation.

Bonus funding under the Incentive Plan for the Named Executive Officers who are CEOs of a group of brands was calculated by reference to a bonus schedule that calibrates the respective weighted Brand Operating Income Target (50%) and Corporation Operating Income Target (50%) for the fiscal 2015 plan year with the target bonus.

The Compensation Committees considered the attainment of each brand’s Brand Operating Income Target for fiscal 2015 to be achievable but challenging given each brand’s fiscal 2014 performance.

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The fiscal 2015 Brand Operating Income Target for the Holland America Group (applicable to Mr. Kruse) and the Costa Group (applicable to Mr. Thamm) were approximately 39% and 16%, respectively, more than the actual adjusted Brand Operating Income achieved in fiscal 2014. The Compensation Committees believed that these targets represented challenging performance goals and were both meaningfully higher than the actual results for fiscal 2014.

In January 2015, the Compensation Committees set the fiscal 2015 target bonuses under the Incentive Plan for our Named Executive Officers, representing no increase from their fiscal 2014 target bonus, except for Mr. Bernstein. Mr. Donald recommended that Mr. Bernstein receive an increase to his target bonus for fiscal 2015 for the reason described above. The Compensation Committees accepted Mr. Donald’s recommendations. The fiscal 2015 target bonuses were, as follows:

Named Executive Officer	Target Bonus
Arnold W. Donald	$2,650,000
David Bernstein	$ 950,000
Alan Buckelew	$1,100,000
Stein Kruse	$1,100,000
Michael Thamm	€ 900,000

These amounts were established by the Compensation Committees after taking into consideration the competitive market analysis (described above), historical bonus payout levels, the more challenging Corporation Operating Income Target established by the Compensation Committees for fiscal 2015 and the Compensation Committees’ philosophy to place greater emphasis on performance-based pay elements.

Following the end of fiscal 2015, the Compensation Committees confirmed preliminary funding bonus amounts for the Named Executive Officer based on the actual Corporation Operating Income and Brand Operating Income results achieved during fiscal 2015. Under the terms of the Incentive Plan, the Compensation Committees then considered other factors deemed relevant to the performance of Carnival Corporation & plc and the individual brands. One such factor was our HESS performance, as determined by the HESS Committees. To make this annual determination, the HESS Committees met regularly with members of the Maritime Policy & Analysis Department and senior management to review an extensive analysis of each brand’s and Carnival Corporation & plc’s enterprise-wide performance in HESS-related areas tracked throughout the course of the fiscal year. Based on its review of the HESS performance and other factors, the Compensation Committees approved adjustments to actual Corporation Operating Income and Brand Operating Income for fiscal 2015 to take into account the effects of gains on ship sales, restructuring expenses and AIDAprima’s liquidated damages received for late delivery.

After taking all of these adjustments into consideration, the Compensation Committees certified an adjusted Corporation Operating Income amount for fiscal 2015 that was 113% of the fiscal 2015 Corporation Operating Income Target. This figure was also 36% higher than the Corporation Operating Income for fiscal 2014 (which was also determined taking into account similar adjustments), and resulted in a preliminary bonus equal to 174.3% of Messrs. Donald, Bernstein and Buckelew’s target bonus.

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The adjusted Corporation Operating Income, performance levels and resulting actual performance level payouts for fiscal 2015 as approved by the Compensation Committees were as follows:

Actual Results and Payout
Adjusted Fiscal 2015 Corporation Operating Income (in thousands)	Actual Percent of Target Achieved	Actual Fiscal 2015 Payout Percentage
$2,486,000	113.0%	174.3%

The Compensation Committees also certified an adjusted Brand Operating Income amount for the Holland America Group for fiscal 2015 that was 100.1% of its 2015 Brand Operating Income Target and for the Costa Group that was 85.8% of its 2015 Brand Operating Income Target. When these fiscal 2015 brand results were combined with the adjusted Corporate Operating Income results described above, the result was preliminary funding for Messrs. Kruse and Thamm, equal to 137.3% and 119.4% of their respective target bonuses.

Mr. Donald made recommendations to the Compensation Committees for all Named Executive Officer annual bonuses except for his own. The recommendations included a subjective review of the applicable fiscal year overall performance of each Named Executive Officer. Mr. Donald also submitted his self-assessments to the Compensation Committees summarizing his own activities and results as compared to his goals, as well as Carnival Corporation & plc’s overall performance.

Final bonus amounts were then determined by the Compensation Committees, taking into account Mr. Donald’s recommendations and input from FW Cook. In making their determinations, including whether to vary bonuses from the amount determined under the bonus schedule included in the Incentive Plan, the Compensation Committees considered the factors summarized in the Executive Summary above, in addition to the competitive market compensation for each Named Executive Officer and its subjective overall assessment of individual performance in fiscal 2015. After taking into account the factors referred to above, together with an assessment of the individual performance of each of the Named Executive Officers, the Compensation Committees determined not to vary the final bonus amounts determined by the bonus schedule in the Incentive Plan. As a result, the bonuses were as follows:

Named Executive Officer	Fiscal 2015 Target Bonus		Actual 2015 Payout Percentage		Fiscal 2015 Actual Bonus	Fiscal 2014 Actual Bonus	Change from Fiscal 2014 Actual Bonus
Arnold W. Donald	$2,650,000	x	174.3%	=	$4,618,950	$3,911,400	18.1%
David Bernstein	$950,000	x	174.3%	=	$1,655,850	$1,330,000	24.5%
Alan Buckelew	$1,100,000	x	174.3%	=	$1,917,300	$1,525,000	25.7%
Stein Kruse	$1,100,000	x	137.3%	=	$1,510,000	N/A	N/A
Michael Thamm(1)	€900,000	x	119.4%	=	€1,075,000	€1,250,000	(14.0)%
(1)

Mr. Thamm’s fiscal 2015 bonus is payable in euros. His bonus is equivalent to $1,675,000 for fiscal 2014 when converted into U.S. dollars at the average exchange rate for fiscal 2014 of $1.34:€1 and $1,204,000 for fiscal 2015 when converted into U.S. dollars at the average exchange rate for fiscal 2015 of $1.12:€1.

Equity-Based Compensation

A.    General

The Compensation Committees award equity-based compensation to our Named Executive Officers to provide long-term incentives and align management and shareholder interests. The Compensation Committees believe that a significant percentage of compensation should be equity-based, rather than paid in cash. The equity-based compensation program is designed to recognize scope of

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responsibilities, reward demonstrated performance and leadership, motivate future superior performance and align the interests of the executive with our shareholders. There are two different types of equity grants made to our Named Executive Officers and other key executives within Carnival Corporation & plc: PBS grants and TBS grants. PBS grants provide for performance-based vesting criteria and align our senior management team’s long-term compensation opportunities with Carnival Corporation & plc’s long-term performance. In addition, the value of TBS grants (as well as PBS grants) appreciates or depreciates based on the trading price of our shares and thus these awards also serve to link pay and performance.

Our equity-based compensation grants are made pursuant to the Carnival Corporation 2011 Stock Plan or the Carnival plc 2014 Employee Share Plan, which have been approved by Carnival Corporation & plc’s shareholders. Messrs. Donald, Bernstein, Buckelew and Kruse receive equity grants under the Carnival Corporation 2011 Stock Plan. Mr. Thamm received equity grants under the Carnival plc 2014 Employee Share Plan.

The specific equity grants made to our Named Executive Officers reflect the desire of the Compensation Committees to have a substantial portion of compensation be in the form of equity-based compensation. The number and form of equity grants made annually to our Named Executive Officers are determined both in the discretion of the Compensation Committees and pursuant to certain agreements with certain Named Executive Officers. Existing ownership levels are not a factor in award determinations, as the Compensation Committees do not want to discourage executives from holding significant amounts of Carnival Corporation and Carnival plc shares.

The value of equity grants made to our Named Executive Officers other than Mr. Donald in 2015 was determined by the Compensation Committees after reviewing the recommendation of Mr. Donald and the Chairman of the Boards of Directors, the other elements of the Named Executive Officer’s current year compensation, and taking into account the position and role of the Named Executive Officer, his individual performance in the preceding fiscal year and historically, and his perceived future value to Carnival Corporation & plc. The Compensation Committees also review the competitive market assessment for long-term incentive compensation provided by the consultant to confirm that the value of a Named Executive Officer’s aggregate equity-based compensation and total direct compensation remains generally competitive. As discussed previously in “Overview of Total Direct Compensation for 2015 and Comparison to 2014,” individual equity grants values are not directly linked to operating income results or other company or individual performance from the prior year. Similar to the approach taken for the other Named Executive Officers, the value of equity grants made to Mr. Donald was determined by the Compensation Committees after consultation with their compensation consultant, in accordance with his employment agreement entered into when he was recruited and taking into account his role, performance, perceived future value and competitive market position.

The Compensation Committees determined the equity grants to our Named Executive Officers and all other participants based on the value of the shares rather than based on the number of the shares.

B.    Disclosure and the Timing of Equity-Based Compensation

The Compensation Committees met in April 2015 to determine the PBS grants and in January 2016 to determine the TBS grants, all of which are part of the equity-based compensation for key executives in fiscal 2015.

While the size of the TBS grant made to each Named Executive Officer at the beginning of each fiscal year is influenced by his experience and long-term prior performance, the vesting of these grants made to our Named Executive Officers is not subject to performance criteria. Although the TBS grants are not solely based on the preceding fiscal year’s performance, the Compensation Committees believe

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that discussion of these equity-based grants made after a fiscal year end is important to an understanding of overall Named Executive Officer compensation for the preceding fiscal year. Accordingly, in the next section of this Compensation Discussion and Analysis, we described both the TBS grants made in early fiscal 2016 and the TBS grants made in early fiscal 2015 (which were discussed previously in last year’s Proxy Statement but first appear in the “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2015” table in this year’s Proxy Statement).

C.    Annual PBS Grants

The PBS grants made to our Named Executive Officers and other key executives in fiscal 2015 vest zero to 200% of target based upon the extent to which operating income, as adjusted for certain fuel price change and currency exchange rate impacts, for each of the three fiscal years in the 2015-2017 performance cycle and ROIC for the single three-year performance cycle exceeds the specified performance goals. This result is modified up or down by up to 10% at the end of the three year performance cycle depending on Carnival Corporation & plc’s TSR rank relative to the Peer Group. Under the terms of the award, the operating income result is weighted 70% and ROIC result is weighted 30%. If the TSR modifier increase applies, the maximum payout would be 200% of target. The operating income and ROIC targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive).

The Compensation Committees believe that growth in operating income is a critical measure of Carnival Corporation & plc’s ability to maintain and grow earnings over time. The grants further align an increasing proportion of the total compensation of key members of our management team (96 senior managers worldwide, including our Named Executive Officers) with the long-term growth of Carnival Corporation & plc. The Compensation Committees believe the inclusion of PBS grants into the compensation program for our Named Executive Officers demonstrates the Compensation Committees’ continued focus on pay for performance and strengthens our commitment to aligning management compensation with shareholder outcomes.

The Compensation Committees approved the PBS grants to our Named Executive Officers after an evaluation of current market practice, the aggregate market positioning of total direct compensation, and the Compensation Committees’ focus on increasing alignment between our Named Executive Officer’s pay outcomes and Carnival Corporation & plc’s long-term performance.

The PBS grants made to our Named Executive Officers in April 2015 were as follows:

Named Executive Officer	Target PBS Grants (#)	Grant Date Fair Value of PBS Grants(1)
Arnold W. Donald	29,479	$1,427,957
David Bernstein	8,949	$433,488
Alan Buckelew	12,107	$586,461
Stein Kruse	12,107	$586,461
Michael Thamm	7,645	€354,686	(2)
(1)	The grant date fair value of the PBS grants is calculated in accordance with Accounting Standards Codification Topic 718, “Stock Compensation” (“ASC 718”).
(2)

The PBS grants made to Mr. Thamm are based on Carnival plc shares denominated in sterling. Because Mr. Thamm is compensated in euros, the value of the PBS grants made to Mr. Thamm has been converted from sterling into euros based on the April 14, 2015 grant date exchange rate of €1.38:£1.

The 2013 PBS grants made to Mr. Arison in July 2013 and Mr. Donald in October 2013 reached the end of the performance period at the end of fiscal 2015 and vested on February 9, 2016. Under the terms of the 2013 PBS grant, shares vested based upon the extent to which Carnival Corporation &

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plc’s annual EBIT, as adjusted for 75% of year-over-year fuel price changes and 100% of Emission Control Areas-related fuel expense for each of fiscal 2013, 2014 and 2015 exceeded the base-line EBIT of $1,470,841,000 in the case of fiscal 2013, or actual EBIT for the immediately prior fiscal year, in the case of fiscal 2014 and 2015. Target vesting required a 6% annual increase in EBIT with 50% vesting for 4% growth and 150% vesting for 10% growth. The fiscal 2013, 2014 and 2015 annual adjusted EBIT growth payout percentages were averaged to obtain a final payout percentage. The actual vesting level was 120.04% of target. The final adjusted EBIT payout percentage was then subject to modification (+25% if in the first quartile against the fiscal 2013 peer group, 0% if in the second or third quartile, and -25% if in the fourth quartile). The actual result provided that no modification was made at the end of the three year performance cycle because performance fell within the second quartile of the peer group. Additional shares were provided to take into account dividend reinvestment during the period.

D.    TBS Grants Made During Fiscal 2016

All individuals who received awards during fiscal 2016 under the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan, including our Named Executive Officers, receive restricted shares or RSUs that cliff vest after three years, such vesting being in conformity with the UK Corporate Governance Code.

The Compensation Committees approved the equity-based awards to our Named Executive Officers after consideration of recommendations received from Mr. Donald and the Chairman of the Boards of Directors, as well as reviewing the scope of the Named Executive Officer’s responsibilities, performance and long-term retention considerations. The TBS grants for our Named Executive Officers in January 2016 were as follows:

Named Executive Officer	TBS Grants Restricted Shares/RSUs (#)	Grant Date Fair Value of TBS Grants(1)
Arnold W. Donald	38,932	$2,099,992
David Bernstein	14,831	$799,984
Alan Buckelew	18,539	$999,994
Stein Kruse	18,539	$999,994
Michael Thamm	12,705	€648,363
(1)

The grant date fair value of the TBS grants is calculated by reference to the price of Carnival Corporation common stock on the New York Stock Exchange on the date of grant. The TBS grants made to Mr. Thamm are based on Carnival plc shares denominated in sterling. Because Mr. Thamm is compensated in euros, the value of the TBS grants made to Mr. Thamm has been converted from sterling into euros based on the January 11, 2016 exchange rate of €1.33:£1.

E.    TBS Grants Made During Fiscal 2015

TBS grants made during January 2015 were previously discussed in detail in our 2015 Proxy Statement. However, as discussed above, due to SEC disclosure rules, the grant date fair value of the grants detailed below are included in this Proxy Statement’s “Summary Compensation Table” and “Grants of Plan-Based Awards in Fiscal 2015” table.

All participants in the Carnival Corporation 2011 Stock Plan and the Carnival plc 2005 Employee Share Plan, including our Named Executive Officers, received restricted shares or RSUs that cliff vest after three years, such vesting being in conformity with the UK Corporate Governance Code.

The Compensation Committees approved the TBS grants to our Named Executive Officers after consideration of recommendations received from Mr. Donald and the Chairman of the Boards of Directors as well as reviewing the scope of the Named Executive Officers’ responsibilities,

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performance and long-term retention considerations. The TBS grants approved for our Named Executive Officers in January 2015 were as follows:

Named Executive Officer	TBS Grants Restricted Shares/RSUs (#)	Grant Date Fair Value of TBS Grants(1)
Arnold W. Donald	45,366	$2,099,992
David Bernstein	17,282	$799,984
Alan Buckelew	21,602	$999,957
Stein Kruse	21,602	$999,957
Michael Thamm	16,552	€648,944
(1)

The grant date fair value of the TBS grants is calculated by reference to the price of Carnival Corporation common stock on the New York Stock Exchange on the date of grant. The TBS grants made to Mr. Thamm are based on Carnival plc shares denominated in sterling. Because Mr. Thamm is compensated in euros, the value of the TBS grants made to Mr. Thamm has been converted from sterling into euros based on the January 12, 2015 exchange rate of €1.28:£1.

The TBS grants during fiscal 2015 are shown in the “Grants of Plan-Based Awards in Fiscal 2015” table and are included in the “Outstanding Equity Awards at 2015 Fiscal Year-End” table, and the grant date fair value of those shares is reflected in the “Summary Compensation Table.”

Perquisites and Other Compensation

Our Named Executive Officers are provided various perquisites believed by the Compensation Committees to be representative of common practices for executives in their respective countries. Some of Mr. Donald’s and Mr. Thamm’s perquisites and other benefits are provided pursuant to terms of their employment agreements. The Compensation Committees, with the assistance of FW Cook, review perquisites provided to our Named Executive Officers on a periodic basis and take into account each Named Executive Officer’s particular circumstances and overall level of compensation, and believe that perquisites provided by Carnival Corporation & plc continue to be an appropriate element of the overall compensation package used to attract and retain such officers.

The Compensation Committees have approved a policy to establish procedures and controls as to the authorized use of aircraft owned or chartered by Carnival Corporation & plc (the “Aircrafts”). According to the policy, the Aircrafts can only be used for business purposes. Guests may accompany these Executives when traveling. The Compensation Committees have also agreed to allow Mr. Donald to use the Aircrafts a maximum of 30 hours of personal use so long as the incremental cost to Carnival Corporation & plc does not exceed $200,000 per year. Once that threshold is reached, Mr. Donald will reimburse us for those costs. The Compensation Committees determined that the Aircrafts usage policy and levels of usage and costs were consistent with those offered by large multinational companies like Carnival Corporation & plc.

The perquisites received by each Named Executive Officer in fiscal 2015, as well as their incremental cost to Carnival Corporation & plc, are reported in the “Summary Compensation Table” and its accompanying footnotes.

Post-Employment Compensation Obligations

Carnival Corporation & plc does not have any change of control agreements that provide cash severance to our Named Executive Officers upon a change of control of Carnival Corporation & plc, with the exception of the employment agreement with Mr. Donald. Carnival Corporation & plc does not have employment agreements with any of our Named Executive Officers that provide cash severance benefits in connection with the termination of the executive’s employment, with the exception of employment agreements with Mr. Donald and Mr. Thamm.

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Mr. Donald’s employment agreement, which is consistent with U.S. norms, provides for a three-year term, commencing October 14, 2013. If Mr. Donald wishes to leave prior to the end of the three-year term, he would generally need to give at least 60 days’ written notice. The payments to Mr. Donald in the event of termination are set forth in section of the Proxy Statement entitled “Post-Employment Cash Compensation Obligations to Mr. Donald.”

Mr. Thamm’s employment agreement provides that he is generally entitled to an amount equal to one year’s base salary and bonus as compensation for his agreement not to engage in competition with us. The Compensation Committees believe that the severance benefits provided to Mr. Thamm under his employment agreement are reasonable and in accordance with market practice in Italy. During 2015, the Compensation Committees entered into an amendment of Mr. Thamm’s employment contract, primarily for the parties to agree that Mr. Thamm will participate in the Incentive Plan beginning in fiscal 2015.

Upon termination of employment for certain circumstances or upon a change of control, our Named Executive Officers may be entitled to retain or receive accelerated vesting of equity grants. Under the terms of the Carnival Corporation 2011 Stock Plan and the Carnival plc 2014 Employee Share Plan, however, the default provision upon a change in control would provide only for a “double trigger” acceleration of equity grants (such that no acceleration would occur unless the participant’s employment were subsequently terminated by Carnival Corporation & plc (or its successor) without cause). These benefits are provided under the terms of the plans pursuant to which the equity grants were made, the grant agreement and under individual agreements with certain Named Executive Officers. However, none of our Named Executive Officers are entitled to receive any tax gross-up payments in respect of their severance benefits or accelerated equity grants. The benefits that our Named Executive Officers may be eligible to receive in connection with the termination of their employment or upon a change of control are described in detail in this Proxy Statement under the heading “Potential Payments Upon Termination or Change of Control.”

The Compensation Committees believe that these arrangements are reasonable and encourage an executive to comply with post-termination non-compete and other restrictive covenants and to cooperate with us both before and after their employment is terminated.

Pensions and Deferred Compensation Plans

As part of the overall compensation program, Carnival Corporation & plc operates various group pension programs for certain of its executives. Under the Carnival Corporation pension programs, base salaries and annual bonuses were used to determine pension benefits.

Until January 1, 2009, Mr. Buckelew received retirement benefits under the Princess Cruises Supplemental Senior Executive Retirement Plan (the “Princess SERP”). As a result of the application of Section 457A, Mr. Buckelew’s benefit under the Princess SERP was frozen as of December 31, 2008 and he has not accrued any additional benefits under the Princess SERP since that date.

In addition, until January 1, 2009, Messrs. Bernstein participated in the Carnival Corporation Fun Ship Nonqualified Savings Plan (the “Savings Plan”), which is a nonqualified defined contribution plan whereby certain executives may defer salary and/or bonus amounts into the Savings Plan. Carnival Corporation matches 50% of every dollar Mr. Bernstein deferred into the Savings Plan up to the lower of (i) 50% of the U.S. Internal Revenue Service qualified plan limitation (which in 2015 was $17,500, or $23,000 with catch-up contributions) or (ii) 6% of his annual base salary (before any pre-tax contributions from his pay and taxes) and bonus. Additional information regarding the Savings Plan is described in the narrative immediately following the “Nonqualified Deferred Compensation in Fiscal 2015” table. Information regarding nonqualified deferred compensation for each of our Named Executive Officers is shown in the “Nonqualified Deferred Compensation in Fiscal 205” table.

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Messrs. Kruse and Thamm do not participate in any pension or defined contribution plans sponsored by Carnival Corporation or Carnival plc.

As a result of Section 457A of the U.S. Internal Revenue Code, Carnival Corporation no longer provides future accruals under the Princess SERP, the Savings Plan or the Salary Deferral Plan to its employees, including our Named Executive Officers.

In lieu of participation in the Savings Plan, the Compensation Committees approved payment of an additional annual bonus directly to these employees in an amount equal to what would have been deposited on behalf of those employees into those plans, less, as described below, any amount Carnival Corporation contributes to the Carnival Corporation Fun Ship Savings Plan, a 401(k) plan (the “401(k) Plan”). These payments are taxable as ordinary income.

Beginning with the 2010 calendar year, the 401(k) Plan was amended and currently allows Messrs. Donald, Bernstein and Buckelew (as well as all other highly compensated employees) to defer a limited amount of compensation into the 401(k) Plan subject to nondiscrimination testing. Similarly, Carnival Corporation shall make a matching contribution to the 401(k) Plan under the plan’s formula, subject to nondiscrimination testing.

Stock Ownership Requirements

Our Boards of Directors and Compensation Committees believe it is important for Executive Officers and Directors to build and maintain a long-term ownership position in Carnival Corporation or Carnival plc shares in order to align their financial interests with those of our shareholders and to encourage the creation of long-term value. Our compensation structure provides for a significant percentage of compensation to be equity-based, which places a substantial portion of compensation at risk over a long-term period. Accordingly, our Section 16 Officers, including our Named Executive Officers, are subject to a stock ownership policy. The policy specifies target ownership levels of Carnival Corporation or Carnival plc shares for each participant expressed in terms of the value of the equity holdings (including unvested restricted shares and RSUs) as a multiple of each Section 16 Officer’s base salary as follows:

Officers	Ownership Target Multiple of Base Salary
Chairman and/or Chief Executive Officer	5X salary
Vice Chairman and/or Chief Operating Officer	4X salary
Other Section 16 Officers	3X salary

Individuals who are newly designated as Section 16 Officers are expected to be in compliance with the stock ownership policy within five years of the date of becoming a Section 16 Officer. All of our Named Executive Officers have already complied with the stock ownership policy. Our Section 16 Officers are restricted from trading call and put options and entering into any hedging transactions with respect to our shares. Carnival Corporation & plc does not make any commitment to any persons covered by the stock ownership policy that they will receive any particular level of equity-based awards.

The stock ownership policy provides that Section 16 Officers be required to retain at least 50% of the share awards received upon exercise or release after deducting the exercise price (of stock options) and withholding taxes, until their target ownership is achieved.

Impact of Regulatory Requirements on Compensation

In making determinations regarding executive compensation, the Compensation Committees consider relevant issues relating to accounting treatment, tax treatment (both company and individual) and

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Report of the Compensation Committees

regulatory requirements. The global nature of Carnival Corporation & plc’s operations necessarily means that monitoring these technical issues and considering their potential impact on the appropriate design and operation of executive remuneration programs is an increasingly complex exercise. Technical issues are evaluated in light of Carnival Corporation & plc’s philosophy and objectives for executive compensation and its corporate governance principles, as described earlier in this Compensation Discussion and Analysis.

REPORT OF THE COMPENSATION COMMITTEES

The Compensation Committees have reviewed the Compensation Discussion and Analysis and discussed it with the management of Carnival Corporation & plc. Based on its review and discussions with management, the Compensation Committees recommended to our Boards of Directors that the Compensation Discussion and Analysis be incorporated by reference into the Carnival Corporation & plc joint Annual Report on Form 10-K for 2015 and included in the Carnival Corporation & plc 2016 proxy statement. This report is provided by the following independent Directors, who comprise the Compensation Committees:

The Compensation Committee of Carnival Corporation	The Compensation Committee of Carnival plc
Randall J. Weisenburger, Chairman	Randall J. Weisenburger, Chairman
Richard J. Glasier	Richard J. Glasier
Laura Weil	Laura Weil

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committees are comprised entirely of three independent Directors listed above. No member of the Compensation Committees is a current, or during 2015 was a former officer or employee of Carnival Corporation, Carnival plc or any of their subsidiaries. During 2015, no member of the Compensation Committees had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2015, none of our Executive Officers served on the boards of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of Carnival Corporation or Carnival plc.

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Compensation Tables

COMPENSATION TABLES

Although Carnival Corporation and Carnival plc are two separate entities, our business is run by a single management team. The following tables, narrative and footnotes discuss the compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers for the year ended November 30, 2015, who are referred to as the Named Executive Officers. Because Mr. Thamm lives in Italy, his compensation was payable in euros. These euro amounts have been converted into U.S. dollars at the average U.S. dollar to euro exchange rate for fiscal 2015 of $1.12:€1.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
Arnold W. Donald	2015	1,000,000	—	3,527,949	4,618,950	227,009	9,373,908
President & CEO	2014	1,000,000	—	3,527,992	3,911,400	291,120	8,730,512
	2013	416,667	1,125,000	5,845,134	—	469,549	7,856,350	(3)
David Bernstein	2015	700,000	—	1,233,472	1,655,850	226,061	3,815,383
CFO	2014	675,000	—	3,121,189	1,330,000	122,551	5,248,739
	2013	595,000	—	914,458	317,200	132,586	1,959,244
Alan Buckelew	2015	825,000	—	1,586,417	1,917,300	415,890	4,744,607
Chief Operations Officer	2014	825,000	—	3,424,196	1,525,000	296,680	6,070,876
Stein Kruse	2015	825,000	—	1,586,417	1,510,000	80,308	4,001,725
CEO of the Holland
America Group
Michael Thamm	2015	784,000	—	1,145,869	1,204,000	259,932	3,393,801
CEO of the Costa	2014	938,000	—	3,429,976	1,675,000	441,707	6,484,683
Group	2013	924,000	—	627,830	594,000	318,523	2,464,353
(1)

No stock option grants were made in fiscal 2013 through 2015. The amounts included in the “Summary Compensation Table” reflect the grant date fair value, assuming no risk of forfeiture of the grants of Carnival Corporation restricted shares, Carnival Corporation RSUs and Carnival plc RSUs made to our Named Executive Officers in fiscal 2015, calculated in accordance with ASC 718. The valuation of share-based grants is discussed in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2015. The amounts reflect the grant date fair value (102% of target) of the annual PBS grants made in April 2015, calculated in accordance with ASC 718. The grant date fair value of the annual PBS grants assuming maximum performance (being 200% of target) is $2,855,914 for Mr. Donald, $866,976 for Mr. Bernstein, $1,172,921 for Mr. Buckelew, $1,172,921 for Mr. Kruse and $750,495 for Mr. Thamm. For the proceeds actually received by the Named Executive Officers upon exercise of options granted in prior years or the vesting of restricted shares or RSUs, see the “Option Exercises and Stock Vested for Fiscal 2015” table. For the grant date fair value of equity grants made to our Named Executive Officers as compensation for fiscal 2015, which grants were made in January 2016, see the “Equity Grants Made During Fiscal 2016 as Compensation for Fiscal 2015” table.

(2)	See the “All Other Compensation Table” for additional information.
(3)	Mr. Donald served as President and CEO for a portion of fiscal 2013, from July to November 2013.

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Compensation Tables

The amounts set forth in the column entitled Stock Awards in the “Summary Compensation Table” do not represent the equity-based compensation granted as compensation for fiscal 2015. As required by SEC rules and as described in Note 1 to the “Summary Compensation Table,” the amounts reported in this column only reflect the grants made during fiscal 2015. The amounts reported in this column do not include value associated with grants made in January 2016 that are described in the Compensation Discussion and Analysis. The equity grants made to our Named Executive Officers in January 2016 as compensation for fiscal 2015 are as follows:

Equity Grants Made During Fiscal 2016 as Compensation for Fiscal 2015

Name	Grant Date Fair Value of Stock Awards(1) ($)	Option Awards ($)
Arnold W. Donald	2,099,992	0
David Bernstein	799,984	0
Alan Buckelew	999,994	0
Stein Kruse	999,994	0
Michael Thamm	706,862	0
(1)

The amounts are the full value of the TBS grants on January 11, 2016, the date the grants were made. The value for Carnival plc shares has been converted from sterling into U.S. dollars based on the January 11, 2016 exchange rate of $1.45:£1. The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in its financial statements over the grant’s vesting period or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon any future performance. The full grant date fair value may not correspond to the actual value that will be realized.

All Other Compensation Table

Each component of the All Other Compensation column in the “Summary Compensation Table” is as follows:

Item	Arnold W. Donald ($)	David Bernstein ($)	Alan Buckelew ($)	Stein Kruse ($)	Michael Thamm ($)
Compensation in lieu of Savings Plan profit sharing contribution	—	140,565	346,789	—	—
Employer contributions to defined contribution plan	7,950	7,950	8,585	20,373	—
Private medical/health insurance costs and premiums(1)	38,268	48,769	39,093	11,042	—
Automobile lease or allowance	24,000	11,400	11,400	12,000	30,128
Personal use of Aircraft(2)	127,072	—	—	—	—
Other personal air travel	14,028	5,398	—	35,249	—
Tax planning and return preparation fees	9,095	4,000	8,190	—	—
Living accommodations and maintenance	—	—	—	—	144,178
Driver and Security	1,943	—	—	—	85,626
Other(3)	4,653	7,979	1,833	1,644	—

Total	227,009	226,061	415,890	80,308	259,932
(1)

Certain of our Named Executive Officers are eligible to participate in an executive health insurance program, which includes a fully insured plan and a secondary insured plan. Amounts reported represent the cost of the premiums paid on a Named Executive Officer’s behalf under these plans plus the additional costs of medical services rendered during the fiscal year. Named Executive Officers participating in this plan generally have until March 31, 2016 to submit their 2015 claims for reimbursement, and as a result, these amounts may increase. The maximum amount that may be reimbursed in any year under the secondary plan is $20,000.

(2)

Represents the aggregate incremental cost to Carnival Corporation & plc for travel on the Aircrafts not related to company business. The aggregate incremental cost for the use of the Aircrafts for personal travel is calculated by multiplying the

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hourly variable cost rate for the Aircrafts used by the hours used. The hourly variable cost rate primarily includes fuel, airport handling and other fees, aircraft repairs and maintenance, crew expenses and catering. The variable cost rate is recomputed annually to reflect changes in costs. Fixed costs which do not change based on usage, such as pilots’ salaries, Aircraft depreciation and overhead costs, are excluded.

(3)

Includes the total amount of other benefits provided, none of which individually exceeded $10,000 for the Named Executive Officer. These other benefits include: accidental death or dismemberment insurance premiums, long-term disability insurance premiums, life and auto insurance premiums, automobile repairs and expenses, spousal meals, the opportunity to travel on Carnival Corporation & plc cruise lines for reduced fares, and gross-ups for [a portion] of income taxes for spousal travel.

Additional information with respect to Carnival plc’s compensation and reimbursement practices during fiscal 2015 for Non-Executive Directors is included in Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

Grants of Plan-Based Awards in Fiscal 2015

Equity grants and non-equity awards made to the Named Executive Officers during fiscal 2015 are as follows:

		Estimated Possible Payouts UnderNon-Equity Incentive Plan Awards(1) ($)			Estimated Possible Payouts UnderEquity Incentive Plan Awards(2) (#)			All Other Stock Awards: Number of Shares of Stock or Units(3)	Grant Date Fair Value of Stock Awards(4)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Maximum	(#)	($)
Arnold W. Donald		1,325,000	2,650,000	5,300,000
	1/12/2015							45,366	2,099,992
	4/14/2015				14,740	29,479	58,958		1,427,957
David Bernstein		475,000	950,000	1,900,000
	1/12/2015							17,282	799,984
	4/14/2015				4,475	8,949	17,898		433,488
Alan Buckelew		550,000	1,100,000	2,200,000
	1/12/2015							21,602	999,957
	4/14/2015				6,054	12,107	24,214		586,461
Stein Kruse		550,000	1,100,000	2,200,000
	1/12/2015							21,602	999,957
	4/14/2015				6,054	12,107	24,214		586,461
Michael Thamm		504,000	1,008,000	2,016,000
	1/12/2015							16,552	770,621	(5)
	4/14/2015				3,823	7,645	15,290		375,247	(6)
(1)

Represents the potential value of the payout of the annual bonuses under the management incentive plan for fiscal 2015 performance. The Non-Equity Incentive Plan awards were made under the Incentive Plan. The actual amount of a Named Executive Officer’s annual bonus paid in fiscal 2016 for fiscal 2015 performance is shown in the “Summary Compensation Table” under the “Non-Equity Incentive Plan Compensation” column. For a more detailed description of the potential payout under each plan, see the description in the Compensation Discussion and Analysis under the section “2015 Annual Bonuses.”

(2)

Represents the potential number of shares under the annual PBS grants. For a more detailed description of the potential payout under these PBS grants, see the description in the Compensation Discussion and Analysis under the section “Annual PBS Grants.”

(3)

Represents the number of restricted shares of Carnival Corporation common stock underlying the TBS grants made in fiscal 2015 under the Carnival Corporation 2011 Stock Plan, with the exception of Mr. Thamm who received Carnival plc RSUs under the Carnival plc 2014 Employee Share Plan.

(4)

Represents the full grant date fair values of the stock grants made in fiscal 2015, which were determined based on the assumptions set forth in Notes 2 and 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2015 (disregarding estimated forfeitures). The full grant date fair value for a grant is the amount that Carnival Corporation & plc will expense in its financial statements over the grant’s vesting schedule or until the retirement eligibility date, if such date is earlier than the vesting date, when vesting is not contingent upon future performance. The full grant date fair value may not correspond to the actual value that will be realized.

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(5)	The value for Carnival plc shares has been converted from sterling into U.S. dollars based on the January 12, 2015 exchange rate of $1.52:£1.
(6)	The value for Carnival plc shares has been converted from sterling into U.S. dollars based on the April 14, 2015 exchange rate of $1.46:£1.

Narrative Disclosure to the “Summary Compensation Table” and the “Grants of Plan-Based Awards in Fiscal 2015” Table

Employment Agreements

Two of our Named Executive Officers have employment agreements as follows:

•

Mr. Donald entered into an employment agreement in October 2013, setting forth the contractual and economic terms of his post as the President and Chief Executive Officer of Carnival Corporation & plc. The employment agreement provides for a term of three years. Mr. Donald’s base salary for fiscal 2015 is $1,000,000, which is subject to increase or decrease by the Boards of Directors. Mr. Donald’s annual performance-based bonus will be determined pursuant to the Incentive Plan.

•

Mr. Thamm entered into an agreement in June 2012, which was last amended in November 2014, setting forth the contractual and economic terms of his post as the Chief Executive Officer of the Costa Group. Mr. Thamm’s annual base salary compensation for fiscal 2015 is €700,000. Pursuant to the agreement, Mr. Thamm’s annual performance-based bonus is determined pursuant to the Incentive Plan. In the event the agreement is terminated, in consideration for non-competition and non-solicitation obligations, Mr. Thamm will receive an amount equal to his annual base salary and target bonus, payable in quarterly installments.

For more detailed information regarding the employment agreements, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2015 joint Annual Report on Form 10-K.

Annual Bonus Plans

Annual bonuses for our Named Executive Officers are determined based on the Incentive Plan. For more detailed information regarding this plan, please refer to the Compensation Discussion and Analysis and the exhibit index to the Carnival Corporation & plc 2015 joint Annual Report on Form 10-K.

Equity-Based Compensation

In January 2015, the Compensation Committees made the annual TBS grants in the form of restricted shares or RSUs to our Named Executive Officers that cliff vest after three years, in conformity with the UK Corporate Governance Code. The closing price of Carnival Corporation common stock and Carnival plc ordinary shares on January 12, 2015, the grant date, was $46.29 and £30.63, respectively.

The restricted shares have the same rights with respect to dividends and other distributions as all other outstanding shares of Carnival Corporation common stock. RSUs do not receive dividends or have voting rights. Each RSU is credited with dividend equivalents equal to the value of cash and stock dividends paid on Carnival Corporation common stock or Carnival plc ordinary shares. The cash and stock dividend equivalents will be distributed upon the settlement of the RSUs upon vesting.

In accordance with the Compensation Committees’ focus on long-term shareholder return, the Compensation Committees also approved the 2015 annual PBS grants on April 14, 2015 for our Named Executive Officers and other key executives within Carnival Corporation & plc. The PBS grants vest zero to 200% of target. The initial vesting calculation is determined based on the extent to which Carnival

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Compensation Tables

Corporation & plc’s annual operating income, as adjusted for fuel price changes and currency exchange rate impacts, for each of the three fiscal years in the 2015-2017 performance cycle exceeds and ROIC exceeds the specified performance goals over the three-year performance period. The vesting percentage is then modified up or down by up to 10% at the end of the three year-performance cycle for Carnival Corporation’s TSR rank relative to the Peer Group. The maximum payout is 200% of target.

For further information regarding forfeiture and treatment upon termination or change of control, refer to the section entitled “Potential Payments Upon Termination or Change of Control” below.

Outstanding Equity Awards at Fiscal 2015 Year-End

Information with respect to outstanding Carnival Corporation options, restricted shares and RSUs granted by Carnival Corporation & plc to and held by our Named Executive Officers as of November 30, 2015, except for the options and RSUs issued to Mr. Thamm, which related to Carnival plc ordinary shares, is as follows:

	Option Awards				Stock Awards
Name	No. of Securities Underlying Unexercised Options (#) Exercisable	No. of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	No. of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)		Equity Incentive Plan Awards: No. of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Arnold W. Donald	5,000	0	47.83	10/16/2016	3,611	(2)	182,464		93,457	23,611,911	(5)
					54,834		2,770,762	(3)	38,314	3,872,013	(7)
					50,578	(4)	2,555,706		29,479	2,979,148	(8)
					45,366	(6)	2,292,344

TOTAL	5,000	0			154,389				161,250
David Bernstein	0	0			16,467	(9)	832,078		28,481	7,195,725	(10)
					10,802		545,825	(3)	11,631	1,175,429	(7)
					14,932	(4)	754,514		8,949	904,386	(8)
					17,282	(6)	873,259

TOTAL	0	0			59,483				49,061
Alan Buckelew	0	0			10,226	(9)	516,720		28,481	7,195,725	(10)
					5,808		293,478	(3)	15,736	1,590,280	(7)
					9,273	(4)	468,565		12,107	1,223,533	(8)
					10,801	(6)	545,775

TOTAL	0	0			36,108				56,324
Stein Kruse	0	0			26,560	(9)	1342,077		28,481	7,195,725	(10)
					12,196		616,264	(3)	15,736	1,590,280	(7)
					24,084	(4)	1,216,965		12,107	1,223,533	(8)
					21,602	(6)	1,091,549

TOTAL	0	0			84,442				56,324
Michael Thamm	0	0			4,824	(9)	250,752		27,591	7,170,901	(10)
					15,448		780,587	(3)	13,015	1,353,039	(7)
					20,870	(4)	1,084,823		7,645	794,774	(8)
					16,552	(6)	860,373

TOTAL	0	0			57,694				48,251
(1)

Market value of the stock awards is based on the closing price of Carnival Corporation common stock on November 30, 2015 of $50.53, except for the Carnival plc RSUs granted to Mr. Thamm under the Carnival plc 2014 Employee Share Plan

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and the Carnival plc 2005 Employee Share Plan, which are based on closing price of Carnival plc shares on November 30, 2015 of £34.65, which has been converted into $51.98 based on the November 30, 2015 exchange rate of $1.50:£1.

(2)	Restrictions lapse on May 22, 2016.
(3)

Market value is based on final payout performance of 120.04% payout on the July 2013 and October 2013 PBS. These grants vest based upon the extent to which annual EBIT, as adjusted for fuel price changes and fuel expense in emission control areas, for each of the three fiscal years in the 2013-2015 performance cycle exceeded specified performance goals. The TSR modifier had no impact. Additional shares were provided to take into account dividend reinvestment during the period.

(4)	Restrictions lapse on January 14, 2017.
(5)

Market value is based on target performance assuming 500% payout on the special PBS grant to Mr. Donald as at November 30, 2015. This equity incentive award is based on Compound Annual Growth Rate (“CAGR”) of Carnival Corporation’s total shareholder return over the three-year period ending October 14, 2016. Mr. Donald may receive a number of shares valued at up to eight times the initial target value of the grant based on the CAGR growth of the closing price of a share of Carnival Corporation common stock on the date of grant compared to the 90-day average price of a share of Carnival Corporation common stock as at the end of the three-year period.

(6)	Restrictions lapse on January 12, 2018.
(7)

Market value is based on maximum performance assuming 200% payout on the April 2014 PBS grant as at November 30, 2015. These grants vest zero to 200% of target based upon the extent to which annual EBIT, as adjusted for fuel price changes for each of the three fiscal years in the 2014-2016 performance cycle and ROIC for the three-year performance cycle exceeds specified performance goals, as modified up or down by up to 25% at the end of the three-year performance cycle for the Carnival Corporation & plc’s total shareholder return rank relative to the Peer Group. If the TSR modifier increase applies, the maximum payout would be 200% of target.

(8)

Market value is based on maximum performance assuming 100% payout on the April 2015 PBS grant as at November 30, 2015. These grants vest zero to 200% of target based upon the extent to which annual Operating Income, as adjusted for fuel price changes and foreign currency exchange rate impacts for each of the three fiscal years in the 2015-2017 performance cycle and ROIC for the three-year performance cycle exceeds specified performance goals, as modified up or down by up to 10% at the end of the three-year performance cycle for the Carnival Corporation & plc’s total shareholder return rank relative to the Peer Group. If the TSR modifier increase applies, the maximum payout would be 200% of target.

(9)	Restrictions lapse on January 15, 2016.
(10)

Market value is based on maximum performance assuming 500% payout on the special PBS grant to these Named Executive Officers as at November 30, 2015. This equity incentive award is based on CAGR of Carnival Corporation’s total shareholder return over the three-year period ending December 27, 2016. Our Named Executive Officers may receive a number of shares valued at up to eight times the initial target value of the grant based on the CAGR growth of the closing price of a share of Carnival Corporation common stock as of the date of grant compared to the 90-day average price of a share of Carnival Corporation common stock as at the end of the three-year period.

Option Exercises and Stock Vested for Fiscal 2015

The following table provides information for our Named Executive Officers on (1) option exercises during fiscal 2015, including the number of shares acquired on exercise and the value realized, and (2) the number of shares acquired upon the vesting of restricted shares and RSUs and the value realized, each before the payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Arnold W. Donald	5,000	248,950	3,840	184,858
David Bernstein	0	0	17,845	773,045
Alan Buckelew	0	0	23,524	1,056,971
Stein Kruse	0	0	33,046	1,431,553
Michael Thamm	5,700	261,117	13,657	646,693
(1)

The value realized on exercise represents the difference between the fair market value of Carnival Corporation or Carnival plc shares at exercise and the exercise price of the options. The fair market value of Carnival Corporation shares realized on exercise or vesting has been determined using the average of the highest and lowest sale prices reported as having occurred on the New York Stock Exchange on the date of exercise in the case of options or the vesting date in the case of stock. The fair market value of Carnival plc shares realized on exercise or vesting has been determined using the average of

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the highest and lowest sale prices reported as having occurred on the London Stock Exchange on the date of vesting. The value for Carnival plc shares has been converted from sterling into U.S. dollars based on the exchange rate on the date of exercise or vesting.

Pension Benefit in Fiscal 2015

Messrs. Donald, Bernstein, Kruse and Thamm do not participate in any defined benefit pension plans sponsored by Carnival Corporation or Carnival plc. Mr. Buckelew participates in the Princess SERP.

Name	Plan Name	Number of Years Credited Service(1) (#)	Present Value of Accumulated Benefit(2) ($)	Payments During Last Fiscal Year(3) ($)
Arnold W. Donald	None	—	—	—
David Bernstein	None	—	—	—
Alan Buckelew	Princess SERP	15	5,844,337	—
Stein Kruse	None	—	—	—
Michael Thamm	None	—	—	—
(1)	Credited service for benefit calculation purposes under the Princess SERP is limited to 15 years, while actual credited service to Mr. Buckelew exceeds this amount.
(2)

The present value of accumulated benefit was calculated based on the interest rate assumption disclosed in Note 13 to the financial statements in the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2015, which was used to calculate the fiscal 2015 year-end liability for the plan. The Princess SERP benefit is assumed payable as a lump sum at the later of age 65 or current age. The Princess SERP 2017 lump sum was calculated using a 4.49% interest rate and the RP-2000 mortality table projected to 2017. The future payments are then discounted to current age using an interest rate of 1.45%. Due to taxation issues created by the adoption of Section 457A, benefits accrued as of December 31, 2008 under the Princess SERP will be paid as a lump sum at the earlier of retirement or December 31, 2017.

(3)	Mr. Buckelew has not accrued or received (and is not entitled to accrue) any additional benefits under the Princess SERP after December 31, 2008.

Carnival Corporation & plc operate various group pension programs for its executives in which our Named Executive Officers also participate. Under the Carnival plc pension plans, in line with UK best practice, pension benefits are based solely on base salary and no other elements of compensation are taken into account when determining pension benefits. Under the Carnival Corporation pension programs, base salaries and annual bonuses are used to determine pension benefits.

The Princess SERP is unfunded and is not qualified for U.S. tax purposes. The Princess SERP provides a benefit equal to 65% of the highest base salary earned by Mr. Buckelew during any consecutive 60-month period offset by the actuarial equivalent of any benefits accrued as of December 31, 2008 under any other retirement plan maintained by Princess Cruise Lines, Ltd., or any affiliate (or predecessor) and Social Security benefits. Mr. Buckelew is vested in his benefit in the Princess SERP. As a result of the adoption of Section 457A, Mr. Buckelew’s benefits under the Princess SERP were frozen as of December 31, 2008 and Mr. Buckelew is not entitled to accrue any additional benefits under the Princess SERP after that date. Benefits under the Princess SERP are generally paid in the form of a monthly annuity commencing on the later of (i) the first day of the first month following the participant’s separation from service or (ii) the participant’s earliest commencement date, which is a date elected in advance by the participant that must be no earlier than the date the participant turns age 55 and no later than the date the participant turns 65. However, as a result of the adoption of Section 457A, any benefits accrued under the Princess SERP that remain unpaid as of December 31, 2017 will be paid in a single lump sum payment on December 31, 2017.

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Compensation Tables

Nonqualified Deferred Compensation in Fiscal 2015

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Arnold W. Donald	—	—	—	—	—
David Bernstein	—	—	(1,370)	—	193,811
Alan Buckelew	—	—	—	—	—
Stein Kruse	—	—	—	—	—
Michael Thamm	—	—	—	—	—

Carnival Corporation has established the Savings Plan, which is a nonqualified defined contribution plan for U.S. tax purposes. Until December 31, 2008, Mr. Bernstein could defer salary and/or bonus amounts into the Savings Plan. As described in the section of the Compensation Discussion and Analysis entitled “Impact of Regulatory Requirements on Compensation,” effective January 1, 2009, he could no longer defer any salary or bonus amounts into the Savings Plan. Although the Savings Plan is unfunded, Carnival Corporation has established a “rabbi trust” that holds any executive deferrals and company contributions to the Savings Plan.

Benefits are paid based on the participant’s form and timing elections made in accordance with applicable Section 409A Treasury Regulations. Benefits are based on the participant’s deferrals of cash compensation and associated earnings and losses based on the investment allocation selected by the participant. The investment options available to participants in the Savings Plan are identical to those available to participants in the 401(k) Plan, except for the Standard & Poor’s index fund and money market investment options. A participant may change his or her investment allocation at any time.

For every dollar Mr. Bernstein deferred into the Savings Plan prior to January 1, 2009, Carnival Corporation matched 50% up to the lower of (i) 50% of the U.S. Internal Revenue Service qualified plan limitation or (ii) 6% of his eligible pay. “Eligible pay” includes regular pay (before any pre-tax contributions from his pay and taxes) and bonus. Carnival Corporation may also make profit sharing contributions into the Savings Plan based upon his eligible pay and years of service according to the following schedule:

Years of Service	Award (% of Eligible Pay)
Less than 2	0%
2-5	1%
6-9	2%
10-13	3%
14-16	5%
17-19	7%
20-22	9%
23-25	12%
26 and over	15%

Following the promulgation of Section 457A, salary and bonus deferrals into the Savings Plan are no longer permitted. As a result, Messrs. Donald, Bernstein and Buckelew and all other Savings Plan participants and those who are deemed highly compensated employees under IRS regulations are paid the equivalent of their annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing

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Potential Payments Upon Termination or Change of Control

contribution as additional cash compensation. The effect of this provision will result in no additional benefit for Messrs. Donald, Bernstein and Buckelew and will not result in a material incremental cost to Carnival Corporation. As of November 30, 2015, Messrs. Donald, Bernstein and Buckelew had 3, 18 and 28 years of service, respectively.

Additional information with respect to pension plan arrangements for Carnival plc for the year ended November 30, 2015 is included in Part I of the Carnival plc Directors’ Remuneration Report included in this Proxy Statement as the Compensation Discussion and Analysis and Part II of the Carnival plc Directors’ Remuneration Report, which is attached as Annex B to this Proxy Statement.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

Each of our Named Executive Officers may be eligible to receive certain payments and benefits in connection with termination of employment under various circumstances. The potential benefits payable to our Named Executive Officers in the event of termination of employment under various scenarios on November 30, 2015 are described below.

In addition to benefits described below, our Named Executive Officers will be eligible to receive any benefits accrued under Carnival Corporation & plc broad-based benefit plans, such as distributions under life insurance and disability benefits and accrued vacation pay, in accordance with those plans and policies. These benefits are generally available to all employees. Mr. Bernstein will also be eligible to receive any account balances at the fiscal 2015 year-end under our nonqualified deferred compensation plans and programs as set forth in the “Nonqualified Deferred Compensation in Fiscal 2015” table in accordance with his payout election. Mr. Buckelew will also be eligible to receive any vested benefits under our pension programs upon termination of employment in accordance with the Princess SERP. These benefits are described in the “Pension Benefits in Fiscal 2015” table and the description that follows that table. There are no special or enhanced executive benefits under our pension and nonqualified deferred compensation plans and programs, and Mr. Bernstein and Mr. Buckelew are fully vested in those benefits.

Cash Severance Benefits

It is the policy of the Compensation Committees for Executive Officers to have notice periods of not more than 12 months in duration. The Compensation Committees may make an exception to this practice where they believe doing so would be in the best interests of Carnival Corporation and Carnival plc and their shareholders. The Compensation Committees will continue to consider the individual circumstances of each case taking account of best practice in the UK and the U.S. and the expected cost to Carnival Corporation & plc of any termination of an executive’s employment arrangements.

Accordingly, Messrs. Bernstein, Buckelew and Kruse have no employment agreements and no entitlement to severance except for possible retention of unvested restricted share grants depending on the circumstances of their separation of employment discussed below.

Messrs. Donald and Thamm are our only Named Executive Officers with employment agreements providing cash severance and other benefits. The table below details the various payments associated with certain termination events. Payment outcomes associated with the treatment of equity is detailed below in the section entitled “Potential Value of Equity Grants upon Termination of Employment or Change of Control.”

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Post-Employment Cash Compensation Obligations to Mr. Donald. Upon termination of Mr. Donald’s employment during the three-year term, he will be entitled to certain payments as follows:

Reason for Termination	Payment Type
By the company for cause	All amounts earned or accrued through the termination date
By Mr. Donald, other than for good reason	All amounts earned or accrued through the termination date
Because of death or disability	Benefits or payments under any applicable disability or life insurance benefit plans
By Mr. Donald other than for cause, death or disability or for good reason

•  Severance pay equal to one times his base salary and target bonus for the year of termination

•  Continued medical, dental, group life, accidental death or dismemberment, and long-term disability insurance premiums for up to 18 months (“Post-Employment Benefits”)

Following a change in control event	• Severance pay equal to two times the sum of his base salary and target bonus for the year of termination • Continued Post-Employment Benefits

Post-Employment Compensation Obligations to Mr. Thamm. Mr. Thamm is eligible to receive 12 months of base salary plus his target bonus if his employment is terminated as compensation for his non-competition and non-solicitation obligations.

Estimated Cash and Benefit Payments Upon Termination of Employment

The following table quantifies the cash compensation or value of benefits that Messrs. Donald and Thamm would receive upon termination of employment. The amounts shown assume the event that triggered the treatment occurred on November 30, 2015. The table does not include amounts they would be entitled to without regard to the circumstances of termination, such as earned or accrued compensation.

Name	Benefit	Termination without Cause ($)	Voluntary Termination (without Good Reason) ($)	Voluntary Termination (with Good Reason) ($)	Death or Disability ($)	Change of Control ($)
Arnold W. Donald	Separation Payment	3,650,000	0	3,650,000	0	7,300,000
	Post-Employment Benefits	82,244	0	82,244	0	109,659

	TOTAL	3,732,244		3,732,244		7,409,659
Michael Thamm	Non-Competition Compensation(1)	2,144,000	2,144,000	2,144,000	2,144,000	2,144,000

	TOTAL	2,144,000	2,144,000	2,144,000	2,144,000	2,144,000
(1)

These amounts would be payable in euro. Mr. Thamm’s potential non-competition compensation has been converted into U.S. dollars using the average U.S. dollar to euro exchange rate for fiscal 2015 of $1.12:€1

Equity-Based Compensation

Vesting of options, restricted shares and RSUs upon termination of a Named Executive Officer’s employment is dependent upon the reasons his employment is terminated, the terms of the respective equity plan and the associated equity grant agreement. Equity grants made to our Named Executive Officers are subject to the same terms as all other participants generally, except as described below.

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Carnival Corporation 2011 Stock Plan. All our Named Executive Officers except Mr. Thamm receive equity grants under the Carnival Corporation 2011 Stock Plan. The terms of the Carnival Corporation 2011 Stock Plan and the equity grant agreements applicable to participants generally provide that upon termination for death or disability, all unvested equity grants will immediately vest. The terms of the restricted share grants to Named Executive Officers provide that if their employment is terminated without cause or they voluntarily terminate due to a diagnosis of a terminal medical condition, the restricted share grants will continue to vest according to their original vesting schedule. For the purposes of the agreement, “cause” is defined as any action or inaction which constitutes fraud, embezzlement, misappropriation, dishonesty, breach of trust, a felony or moral turpitude, as determined by the Boards of Directors.

Upon retirement, restricted share grants continue to vest according to their terms as though employment had not ended; provided, however, that as each participant reaches retirement age, 50% of the grant will immediately vest, if such participant becomes subject to tax withholding at that time. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon involuntary termination within 12 months of a change of control, all options become immediately exercisable and the restricted period on all restricted shares and RSUs immediately expires.

Change of control means the occurrence of any of the following:

•

the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of common stock of Carnival Corporation or (B) the combined voting power of the then outstanding voting securities of Carnival Corporation and Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or the Arison family,

•	incumbent Directors cease to constitute at least a majority of the Boards of Directors,
•	the dissolution or liquidation of Carnival Corporation,
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival Corporation, or
•

the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving Carnival Corporation that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to participants, including our Named Executive Officers, contain clawback and forfeiture provisions in the event of a violation of confidentiality and non-compete provisions (which restrict them from competing with Carnival Corporation & plc for the remainder of the award’s vesting period) or fraud or conduct contributing to any financial restatements or irregularities.

Pursuant to the terms of his employment agreement, Mr. Donald received a one-time special PBS grant. The other Named Executive Officers received a special PBS grant in December 2013. The terms of the special PBS grant provide that if the executive’s employment is terminated without cause (or by Mr. Donald for good reason), he will vest in the target number of special PBS grant on a pro-rata basis as of the date of termination. In addition, in the event of a change in control, the special PBS grant would be pro-rated as of the date of the change in control.

Carnival Corporation 2001 Outside Director Stock Plan. Mr. Donald is the only Named Executive Officer who holds outstanding options under the Carnival Corporation 2001 Outside Director Stock Plan by virtue of his prior status as a Non-Executive Director. All options held by Mr. Donald are fully vested.

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Carnival plc 2005 Employee Share Plan. Mr. Thamm is the only Named Executive Officer who receives grants under the Carnival plc 2005 Employee Share Plan. Mr. Thamm receives the same treatment under the Carnival plc 2005 Employee Share Plan as other participants generally for grants made through fiscal 2011, except that if his employment is terminated without cause or he voluntarily terminates due to diagnosis of a terminal medical condition, the RSU grant will continue to vest according to its original vesting schedule. All grants vest upon termination of employment for death or disability. Upon retirement, all TBS grants will continue to vest according to their terms as if the employment had not been terminated. Retirement is defined as voluntary termination of an employee being at least 60 years of age with 15 years of service or at least 65 years of age with five years of service. Upon a change of control, all grants will vest. Change of control is defined to mean the occurrence of any of the following:

•

a person (either alone or together with any person acting in concert with him) obtaining control of Carnival plc as a result of a general offer or otherwise for the whole of the share capital of Carnival plc (other than those shares which are already owned by him and/or any person acting in concert with him),

•

the acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (A) the then outstanding shares of Carnival plc or (B) the combined voting power of the then outstanding voting securities of Carnival plc entitled to vote generally in the election of Directors, except that this provision does not apply to affiliated companies or members of the Arison family,

•	incumbent Directors cease to constitute at least a majority of the Boards of Directors,
•	a person becoming bound or entitled to give notice under sections 428 to 430F of the Companies Act 1985 to acquire shares,
•

a court directing that a meeting of the holders of shares be convened pursuant to section 425 of the Companies Act 1985 for the purposes of considering a scheme of arrangement of Carnival plc or its amalgamation with any other company or companies and the scheme of arrangement being approved by the shareholders’ meeting or sanctioned by the court,

•	notice being duly given of a resolution for the voluntary winding-up of Carnival plc,
•	the sale, transfer or other disposition of all or substantially all of the business or assets of Carnival plc, or
•

the completion of a reorganization, recapitalization, merger, consolidation, share exchange or similar form of corporate transaction involving Carnival plc that requires the approval of the shareholders, whether for such transaction or the issuance of securities in the transaction.

All of the equity grants made to our Named Executive Officers contain confidentiality and non-compete provisions that restrict them from competing with Carnival plc. If they breach either of these provisions, they will forfeit the right to receive all unvested and unexercised equity grants.

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COMPENSATION

Potential Payments Upon Termination or Change of Control

Potential Value of Equity Grants Upon Termination of Employment or Change of Control

The following table details the value of all outstanding option, restricted share and RSU grants that would have become vested, or that could have continued to vest, subject to any non-compete and confidentiality requirement, for termination of employment or upon a change of control as of November 30, 2015. The true value of these equity grants for future vesting periods is subject to market fluctuations occurring over time.

Estimated Potential Value of Equity Grants(1)(2)(3)

Name	Termination without Cause ($)	Retirement or Voluntary Termination (without Good Reason) ($)	Voluntary Termination (with Good Reason) ($)	Death or Disability ($)	Voluntary Termination upon Diagnosis of Terminal Medical Condition ($)	Change of Control(4) ($)
Arnold W. Donald	5,044,014	195,964	3,543,857	12,373,189	5,044,014	13,906,168
David Bernstein	2,459,851			4,355,069	2,459,851	4,918,792
Alan Buckelew	1,531,059	1,531,059		3,394,564	1,531,059	3,974,437
Stein Kruse	3,650,590			5,792,361	3,650,590	6,372,743
Michael Thamm	2,195,947			4,336,397	2,195,947	4,946,625

Total	14,881,461	1,727,023	3,543,857	30,251,580	14,881,461	34,118,765
(1)

The value for restricted shares and RSUs is based on the closing price of Carnival Corporation common stock on November 30, 2015 of $50.53, except for the Carnival plc RSUs held by Mr. Thamm, which is based on the closing price of Carnival plc shares on November 30, 2015 of £34.65, which has been converted into $51.98 based on the November 30, 2015 exchange rate of $1.50:£1.

(2)	All options are fully vested. Options were valued as the difference between the closing price of Carnival Corporation common stock on November 30, 2015 and the exercise price of the options.
(3)	The value of the RSUs are reflected using the target number of RSUs granted.
(4)	Termination of employment is required to trigger acceleration upon a change of control, except for grants made under the Carnival plc 2005 Employee Share Plan.

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AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEES

Carnival Corporation and Carnival plc are two separate legal entities and, therefore, each has a separate Board of Directors, each of which in turn has its own Audit Committee. In accordance with their charter, each Audit Committee assists the relevant Board of Directors in carrying out its oversight of:

•	the integrity of the relevant financial statements;
•	Carnival Corporation and Carnival plc’s compliance with legal and regulatory requirements, other than requirements related to HESS;
•	the auditors’ qualifications and independence;
•	the performance of Carnival Corporation & plc’s internal audit functions and independent auditors; and
•	relevant elements of Carnival Corporation and Carnival plc’s risk management programs.

Both Audit Committees are subject to the audit committee independence requirements under the corporate governance standards of the New York Stock Exchange and relevant SEC rules, and the Audit Committee of Carnival plc is also subject to the requirements of the UK Corporate Governance Code. The two Audit Committees have identical members and each currently consists of four independent (as defined by the listing standards of the New York Stock Exchange, SEC rules and the UK Corporate Governance Code), Non-Executive Directors. The Carnival Corporation Board of Directors has determined that each member of the Audit Committees is both “independent” and an “audit committee financial expert,” as defined by SEC rules and New York Stock Exchange listing standards. In addition, the Carnival plc Board of Directors has determined that each member of the Audit Committees has “recent and relevant financial experience” for purposes of the UK Corporate Governance Code.

Management has primary responsibility for Carnival Corporation & plc’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements. Carnival Corporation & plc’s independent auditor is responsible for performing an independent audit of those financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles. The Audit Committees are responsible for monitoring and overseeing the financial reporting process and the preparation of consolidated financial statements and for supervising the relationship between Carnival Corporation & plc and its independent auditor, as well as reviewing the group’s systems of internal controls and compliance with the group Code of Business Conduct and Ethics. The Audit Committees have met and held discussions with management of Carnival Corporation & plc and the independent auditor. In this context, management represented to the Audit Committees that Carnival Corporation & plc’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committees (i) reviewed and discussed Carnival Corporation & plc’s audited consolidated financial statements for the year ended November 30, 2015 with Carnival Corporation & plc’s management and with Carnival Corporation & plc’s independent auditor; (ii) discussed with Carnival Corporation & plc’s independent auditor the matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board; and (iii) received the written disclosures and the letter from Carnival Corporation & plc’s independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the Audit Committees concerning independence and discussed with Carnival Corporation & plc’s independent auditor the independent auditors’ independence. The Audit Committees also considered whether the provision to the relevant entity by the independent auditor of

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AUDIT MATTERS

Independent Registered Certified Public Accounting Firm

non-audit services was compatible with maintaining the independence of the independent auditor. Based on the reviews and discussions described above, the Audit Committees recommended to the Boards of Directors that the audited consolidated financial statements of Carnival Corporation & plc be included in Carnival Corporation & plc’s Annual Report on Form 10-K for the year ended November 30, 2015 for filing with the SEC.

The Audit Committee of Carnival Corporation	The Audit Committee of Carnival plc
Richard J. Glasier, Chairman	Richard J. Glasier, Chairman
Stuart Subotnick	Stuart Subotnick
Laura Weil	Laura Weil
Randall J. Weisenburger	Randall J. Weisenburger

INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Audit and Non-Audit Fees

PricewaterhouseCoopers LLP were the auditors of Carnival Corporation & plc during fiscal 2015 and fiscal 2014. Aggregate fees for professional services rendered to Carnival Corporation & plc by PricewaterhouseCoopers LLP for the years ended November 30, 2015 and 2014 were as follows (in millions):

Type of Fee	2015		2014
Audit Fees	$5.6		$5.3
Audit-Related Fees	0.0	(1)	0.0	(1)
Tax Fees	0.0		0.0	(1)
All Other Fees	0.3		2.6

Total	$5.9		$7.9
(1)	Less than $50,000.

Audit Fees for 2015 and 2014 were for professional services rendered for the integrated audits of the Carnival Corporation & plc consolidated financial statements and systems of internal control over financial reporting, quarterly reviews of our joint Quarterly Reports on Form 10-Q, the audits of the Carnival plc consolidated IFRS financial statements, consents, registration statements and statutory audits of various international subsidiaries. In 2015, professional services were also rendered related to issuance of comfort letters.

Audit-Related Fees for 2015 and 2014 were for agreed-upon procedures rendered for our P&O Cruises (UK) pension plan and professional services rendered for the audit of our sustainability reports. In addition, professional services were also rendered in 2014 for a review of our sustainability reporting capabilities.

Tax fees for 2014 were for international tax research.

All Other Fees for 2015 and 2014 were principally for digital advertising and consulting services as a result of PricewaterhouseCoopers LLP’s acquisition of an existing service provider.

All of the services described above were approved by the Audit Committees, and in doing so, the Audit Committees did not rely on the de minimis exception set forth in Rule 2-01(c)(7)(i)(C) under Regulation S-X.

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AUDIT MATTERS

Re-Appointment and Remuneration of Independent Auditors for Carnival plc and

Ratification of Independent Registered Certified Public Accounting Firm for Carnival Corporation

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Certified Public Accounting Firm

In December 2003, the Audit Committees adopted Key Policies and Procedures which address, among other matters, pre-approval of audit and permissible non-audit services provided by the independent registered certified public accounting firm. The Key Policies and Procedures require that all services to be provided by the independent registered certified public accounting firm must be approved by the Audit Committees prior to the performance of such services. The Audit Committees consider whether the services requested are consistent with the rules of the SEC on auditor independence.

PROPOSALS 12 & 13

RE-APPOINTMENT AND REMUNERATION OF INDEPENDENT AUDITORS FOR CARNIVAL PLC AND RATIFICATION OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM FOR CARNIVAL CORPORATION

The Audit Committee of the Board of Directors of Carnival plc has selected the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the year ending November 30, 2016, subject to the approval of our shareholders. The Audit Committee of the Board of Directors of Carnival Corporation has selected the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the year ending November 30, 2016. Representatives of both the U.S. and UK firms of PricewaterhouseCoopers LLP will be present at the Annual Meetings, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from shareholders.

This resolution would re-appoint PricewaterhouseCoopers LLP as the independent auditors of Carnival plc until the conclusion of the next general meeting at which Carnival plc’s annual accounts and reports are laid. It is a requirement of Section 489(2) of the Companies Act 2006 that Carnival plc appoint its independent auditors at a general meeting at which its annual accounts and reports are laid. You are also being asked to authorize the Audit Committee of Carnival plc to determine the remuneration of PricewaterhouseCoopers LLP as independent auditors of Carnival plc.

Although ratification by our shareholders of the appointment of an independent certified public accounting firm for Carnival Corporation is not legally required, our Boards of Directors believe that such action is desirable. If our shareholders do not approve Proposal 13, the Audit Committees will consider the selection of another accounting firm for 2017 and future years.

The Boards of Directors unanimously recommend a vote FOR the re-appointment of the UK firm of PricewaterhouseCoopers LLP as Carnival plc’s independent auditors for the 2016 fiscal year, the authorization of the Audit Committee of Carnival plc to agree the remuneration of PricewaterhouseCoopers LLP and the ratification of the selection of the U.S. firm of PricewaterhouseCoopers LLP as Carnival Corporation’s independent registered certified public accounting firm for the 2016 fiscal year.

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OTHER PROPOSALS

PROPOSAL 14

RECEIPT OF ACCOUNTS AND REPORTS OF CARNIVAL PLC

The Directors of Carnival plc are required by the Companies Act 2006 to present the financial statements, the UK statutory Directors’ Report, the UK statutory Strategic Report and the auditors’ report relating to those accounts to the Carnival plc shareholders. Accordingly, the Directors of Carnival plc lay before the Annual Meetings the Carnival plc accounts and the reports of the Directors and auditors for the year ended November 30, 2015, which have been approved by and signed on behalf of Carnival plc’s Board of Directors and will be delivered to the Registrar of Companies in the UK following the Annual Meetings. Shareholders are voting to approve receipt of these documents, as UK law does not require shareholder approval of the substance and content of these documents. The UK statutory Directors’ Report is attached to this Proxy Statement as Annex A and the UK statutory Strategic Report is included within the Carnival plc consolidated IFRS financial statements. The full accounts and reports of Carnival plc will be available for inspection prior to and during the Annual Meetings.

The Boards of Directors unanimously recommend a vote FOR the receipt of the accounts and reports of Carnival plc for the year ended November 30, 2015.

PROPOSALS 15 & 16

APPROVAL OF THE GRANT OF AUTHORITY TO ALLOT NEW CARNIVAL PLC SHARES AND THE DISAPPLICATION OF PRE-EMPTION RIGHTS APPLICABLE TO THE ALLOTMENT OF NEW CARNIVAL PLC SHARES

Summary. Proposal 15 authorizes the Directors of Carnival plc to issue, until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 13, 2017), a maximum number of Carnival plc ordinary shares (or to grant rights to subscribe for or convert any securities into ordinary shares up to a maximum aggregate amount) without further shareholder approval. Proposal 16 authorizes the Directors of Carnival plc to issue (or sell any ordinary shares which Carnival plc elects to hold in treasury), until the next Annual General Meeting of Carnival plc (or, if earlier, until the close of business on July 13, 2017), a maximum number of Carnival plc ordinary shares for cash without first offering them to existing shareholders in accordance with the pre-emption rights that would otherwise be applicable. As is the case with many UK companies, these resolutions are proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted without shareholder approval and for shares to be allotted for cash without making a pre-emptive offer. The Carnival plc Directors have no current commitments or plans to allot additional shares of Carnival plc.

Discussion. Under Article 30 of the Articles of Association of Carnival plc, the Directors have, for a “prescribed period,” unconditional authority to allot ordinary shares in Carnival plc up to an aggregate nominal amount known as the “allotment amount.”

The power to implement the authority provided by Article 30 is sought each year by the proposal of an ordinary resolution to establish the prescribed period and the allotment amount. By passing this ordinary resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, a maximum number of shares having an aggregate nominal value equal to the allotment amount, without further shareholder approval. In the absence of such approval, the issuance of any additional shares would require shareholder approval.

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OTHER PROPOSALS

Approval of the Grant of Authority to Allot New Carnival plc Shares and

the Disapplication of Pre-emption Rights Applicable to the Allotment of New Carnival plc Shares

Under Article 31 of the Articles of Association of Carnival plc, the Directors have, for the same “prescribed period” referred to above, power to allot a small number of ordinary shares for cash without making a pre-emptive offer to existing shareholders up to an aggregate nominal amount known as the “disapplication amount.”

The power to implement the authority provided by Article 31 is sought each year by the proposal of a special resolution to establish the disapplication amount. By passing this special resolution, shareholders are authorizing the Board of Carnival plc to issue, during the prescribed period, an amount of shares having an aggregate nominal value equal to the disapplication amount, for cash without first offering them to existing shareholders of Carnival plc.

The Third Amended and Restated Articles of Incorporation of Carnival Corporation do not contain equivalent provisions and holders of Carnival Corporation shares do not have pre-emption rights. Accordingly, no action is required in respect of the ability of Carnival Corporation to allot shares or to disapply pre-emption rights.

In common with many UK companies, resolutions to renew the prescribed period and re-establish the allotment amount and the disapplication amount are normally proposed each year as the Directors believe occasions may arise from time to time when it would be beneficial for shares to be allotted and for shares to be allotted for cash without making a pre-emptive offer. This is the purpose of Proposal 15 (an ordinary resolution) and Proposal 16 (a special resolution). As usual, the prescribed period is the period from the passing of the resolutions until the next Annual General Meeting (or, if earlier, until the close of business on July 13, 2017).

Guidelines issued by the Association of British Insurers, whose member insurance companies are some of the largest institutional investors in UK listed companies, require the allotment amount to be limited to one-third of the issued ordinary share capital (except in the case of a rights issue). By reference to Carnival plc’s issued ordinary share capital on January 20, 2016, the maximum allotment amount is $119,772,397, which is equal to 72,152,047 new Carnival plc ordinary shares, being one third of the amount of the issued ordinary share capital (excluding treasury shares).

In line with guidance issued by the Association of British Insurers, paragraph (b) of Proposal 15 would give the Directors of Carnival plc authority to allot ordinary shares or grant rights to subscribe for or convert any securities into ordinary shares in connection with a rights issue in favor of ordinary shareholders up to an aggregate nominal amount equal to $239,544,795 (representing 144,304,093 ordinary shares), as reduced by the nominal amount of any shares issued under paragraph (a) of Proposal 15. However, if they do exercise the authorities given to them if Proposals 15 and 16 are passed, the Directors intend to follow the Association of British Insurers’ recommendations concerning their use (including as regards the Directors standing for election or re-election in certain cases). This amount (before any reduction) represents approximately two-thirds of the issued ordinary share capital (excluding treasury shares) of Carnival plc as at January 20, 2016.

Guidelines issued by the Pre-emption Group, a group comprising representatives of UK listed companies, investment institutions and corporate finance practitioners and formed under the support of the London Stock Exchange to monitor the operation of the Guidelines, recommend that a resolution to disapply the statutory pre-emption rights provided by UK company law should be limited to an amount of equity securities not exceeding 5% of the nominal value of the company’s issued ordinary share capital. By reference to Carnival plc’s issued ordinary share capital on January 20, 2016, the maximum disapplication amount is $17,965,860, which is equal to 10,822,807 new Carnival plc ordinary shares. In respect of this aggregate nominal amount, the Directors of Carnival plc confirm their intention to follow the provisions of the Pre-emption Group’s Statement of Principles regarding cumulative usage of

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

authorities within a rolling three-year period where the Principles provide that usage in excess of 7.5% should not take place without prior consultation with shareholders.

In summary, if Proposals 15 and 16 were passed, the extent of the authority of the Directors to allot new Carnival plc ordinary shares for cash on terms which would be dilutive to the existing shareholdings of Carnival plc shareholders, without shareholder approval, would be limited to 10,822,807 new Carnival plc ordinary shares, being 5% of the issued ordinary share capital of Carnival plc at January 20, 2016. The Directors have no current commitments or plans to allot additional shares of Carnival plc. Furthermore, the adoption of Proposals 15 and 16 would have no material effect on the ability of Carnival plc to undertake or defend against a takeover attempt.

The Boards of Directors have authorized the repurchase of up to 19.2 million Carnival plc ordinary shares and the repurchase of up to 32.8 million shares of Carnival Corporation common stock under Stock Swap programs. We use the Stock Swap programs in situations where we can obtain an economic benefit because either Carnival Corporation common stock or Carnival plc ordinary shares are trading at a price that is at a premium or discount to the price of Carnival plc ordinary shares or Carnival Corporation common stock, as the case may be. Any realized economic benefit under the Stock Swap programs is used for general corporate purposes. As of the date of this Proxy Statement, no Carnival plc shares are held by Carnival plc in treasury.

In the event Carnival Corporation common stock trades at a premium to Carnival plc ordinary shares, we may elect to issue and sell shares of Carnival Corporation common stock through a sales agent, from time to time at prevailing market prices in ordinary brokers’ transaction, and use the sale proceeds to repurchase Carnival plc ordinary shares in the UK market on at least an equivalent basis. Based on authorizations provided by the Boards of Directors in October 2008, Carnival Corporation was authorized to issue and sell up to 19.2 million shares of its common stock in the U.S. market.

In the event Carnival Corporation common stock trades at a discount to Carnival plc ordinary shares, we may elect to sell existing ordinary shares of Carnival plc, with such sales made by Carnival Corporation or Carnival Investments Limited, a subsidiary of Carnival Corporation, through a sales agent from time to time at prevailing market prices in ordinary broker transactions, and use the sale proceeds to repurchase shares of Carnival Corporation common stock in the U.S. market on at least an equivalent basis. Based on an authorization provided by the Boards of Directors in January 2013, Carnival Corporation or Carnival Investments Limited was authorized to sell up to 32.8 million Carnival plc ordinary shares in the UK market.

The Boards of Directors unanimously recommend a vote FOR the approval of limits on the authority to allot Carnival plc shares and the disapplication of pre-emption rights for Carnival plc.

PROPOSAL 17

GENERAL AUTHORITY TO BUY BACK CARNIVAL PLC ORDINARY SHARES

The Boards of Directors have authorized the repurchase of up to an aggregate of $1.2 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). The Repurchase Program does not have an expiration date and may be discontinued by our Boards of Directors at any time.

At January 28, 2016, the remaining availability under the Repurchase Program was $1.2 billion. We may repurchase shares of Carnival Corporation common stock or Carnival plc ordinary shares under the Repurchase Program, in addition to repurchases made with net proceeds resulting from the Stock Swap programs described above.

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OTHER PROPOSALS

General Authority to Buy Back Carnival plc Ordinary Shares

Shareholder approval is not required for us to buy back shares of Carnival Corporation, but is required under the Companies Act 2006 for us to buy back shares of Carnival plc. Accordingly, last year Carnival Corporation and Carnival plc sought and obtained shareholder approval to effect market purchases of up to 21,605,252 ordinary shares of Carnival plc (being approximately 10% of Carnival plc’s ordinary shares in issue). During fiscal 2015 and through January 28, 2016, no ordinary shares have been purchased under the Repurchase Program and the Stock Swap programs. Carnival Corporation & plc treats any such purchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program or the Stock Swap programs as if they were made by Carnival plc under the Carnival plc share buy back authority. That approval expires on the earlier of (i) the conclusion of Carnival plc’s 2016 Annual General Meeting or (ii) October 13, 2016. Shareholder approval to effect market purchases (within the meaning of Section 693(4) of the Companies Act 2006) of up to 21,645,614 ordinary shares of Carnival plc (being 10% of Carnival plc’s ordinary shares in issue as of January 20, 2016) is being sought.

The Boards of Directors confirm that the authority to purchase Carnival plc’s shares under the Repurchase Program and the Stock Swap program will only be exercised after careful consideration of prevailing market conditions and the position of Carnival plc. In particular, the program will only proceed if we believe that it is in the best interests of Carnival Corporation, Carnival plc and their shareholders generally. The Boards of Directors are making no recommendation as to whether shareholders should sell any shares in Carnival plc and/or Carnival Corporation.

If the Boards of Directors exercise the authority conferred by Proposal 17, we would have the option of holding the shares in treasury, or cancelling them. Shares held in treasury can be re-sold for cash, used for employee share plans or later cancelled. The Boards of Directors think it prudent to maintain discretion as to dealing with the purchased shares. As of the date of this Proxy Statement, no Carnival plc shares are held by Carnival plc in treasury.

The Boards of Directors consider that any buy back of Carnival plc shares may include the purchase of its American Depositary Shares (“ADSs”), each representing one ordinary share of Carnival plc, with a subsequent cancellation of the underlying ADSs. If the underlying ADSs are so cancelled, Carnival plc will either cancel or hold in treasury the ordinary share represented by such ADSs.

The minimum price (exclusive of expenses) which may be paid for each Carnival plc ordinary share is $1.66, and the maximum price which may be paid is an amount (exclusive of expenses) equal to the higher of (i) 105% of the average middle market quotations for an ordinary share, as derived from the London Stock Exchange Daily Official List, for the five business days immediately preceding the day on which such ordinary share is contracted to be purchased; and (ii) the higher of the price of the last independent trade and the highest current independent bid on the London Stock Exchange at the time the purchase is carried out.

As of January 20, 2016, there are no options outstanding to subscribe for ordinary shares and Carnival plc has issued 360,518 RSUs, which represent in the aggregate less than 1% of Carnival plc’s issued share capital. If 21,645,614 ordinary shares of Carnival plc were purchased by Carnival plc and cancelled, these RSUs would represent in the aggregate less than 1% of Carnival plc’s issued share capital.

The authority to purchase Carnival plc ordinary shares will expire at the conclusion of the Carnival plc Annual General Meeting in 2017 or on July 13, 2017, whichever is earlier (except in relation to any purchases of shares the contract for which was entered before the expiry of such authority).

The Boards of Directors unanimously recommend a vote FOR the general authority to buy back Carnival plc ordinary shares.

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QUESTIONS AND ANSWERS

QUESTIONS APPLICABLE TO ALL SHAREHOLDERS

Q:	What information is contained in these materials?

A:

The information included in this Proxy Statement relates to the proposals to be voted on at the meetings, the voting process, the compensation of Directors and certain Executive Officers and certain other information required by rules promulgated by the SEC and the New York Stock Exchange applicable to both companies. We have attached as Annexes A, B and C to this Proxy Statement information that Carnival plc is required to provide to its shareholders under applicable UK rules.

Q:	What proposals will be voted on at each of the meetings?

A:	The proposals to be voted on at each of the meetings are set out in the Notices of Meetings starting on pages 3 and 6 of this Proxy Statement.

Q:	What is the voting recommendation of the Boards of Directors?

A:	Your Boards of Directors recommend that you vote your shares “FOR” Proposals 1 through 17.

Q:	How does the DLC arrangement affect my voting rights?

A:

On most matters that affect all of the shareholders of Carnival Corporation and Carnival plc, the shareholders of both companies effectively vote together as a single decision-making body. These matters are called “joint electorate actions.” Combined voting is accomplished through the special voting shares that have been issued by each company. Certain matters specified in the organizational documents of Carnival Corporation and Carnival plc where the interests of the two shareholder bodies may diverge are called “class rights actions.” These class rights actions are voted on separately by the shareholders of each company. If either group of shareholders does not approve a class rights action, that action generally cannot be taken by either company. All of the proposals to be voted on at these Annual Meetings are joint electorate actions, and there are no class rights actions.

Q:	Generally, what actions are joint electorate actions?

A:

Any resolution to approve an action other than a class rights action or a procedural resolution (described below) is designated as a joint electorate action. The actions designated as joint electorate actions include:

•	the appointment, removal, election or re-election of any Director of either or both companies;
•	if required by law, the receipt or adoption of the annual accounts of both companies;
•	the appointment or removal of the independent auditors of either company;
•	a change of name by either or both companies; or
•	the implementation of a mandatory exchange of Carnival plc shares for Carnival Corporation shares based on a change in tax laws, rules or regulations.

The relative voting rights of Carnival plc shares and Carnival Corporation shares are equalized based on a ratio which we refer to as the “equalization ratio.” Based on the current equalization ratio of 1:1, each Carnival Corporation share has the same voting rights as one Carnival plc share on joint electorate actions.

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Q:	How are joint electorate actions voted on?

A:	Joint electorate actions are voted on as follows:

•

Carnival plc shareholders vote at the Annual General Meeting of Carnival plc (whether in person or by proxy). Voting is on a poll (or ballot), which remains open for sufficient time to allow the vote at the Carnival Corporation meeting to be held and reflected in the Carnival plc meeting through the mechanism of the special voting share. An equivalent vote is cast at the subsequent Carnival Corporation meeting on each of the corresponding resolutions through a special voting share issued by Carnival Corporation; and

•

Carnival Corporation shareholders vote at the Carnival Corporation Annual Meeting (whether in person or by proxy). Voting is by ballot (or on a poll), which remains open for sufficient time to allow the vote at the Carnival plc meeting to be reflected in the Carnival Corporation meeting through the mechanism of the special voting share. An equivalent vote is cast on the corresponding resolutions at the Carnival plc meeting through a special voting share issued by Carnival plc.

A joint electorate action is approved if it is approved by:

•

a simple majority of the votes cast in the case of an ordinary resolution (or not less than 75% of the votes cast in the case of a special resolution, if required by applicable law and regulations or Carnival plc’s articles) by the holders of Carnival plc’s shares and the holder of the Carnival plc special voting share as a single class at a meeting at which a quorum was present and acting;

•

a simple majority of the votes cast (or other majority if required by applicable law and regulations or the Carnival Corporation articles and by-laws) by the holders of Carnival Corporation shares and the holder of the Carnival Corporation special voting share, voting as a single class at a meeting which a quorum was present and acting; and

•

a minimum of one-third of the total votes available to be voted by the combined shareholders must be cast on each resolution for it to be effective. Formal abstentions (or votes withheld) by a shareholder on a resolution will be counted as having been “cast” for this purpose.

Q:	How are the Directors of each company elected or re-elected?

A:

Resolutions relating to the election or re-election of Directors are considered as joint electorate actions. No person may be a member of the Board of Directors of Carnival Corporation or Carnival plc without also being a member of the Board of Directors of the other company. There are nine nominees for re-election to the Board of Directors of each company this year. Each nominee currently serves as a Director of Carnival Corporation and Carnival plc. All nominees for Director are to be re-elected to serve until the next Annual Meetings and until their successors are elected.

Carnival plc’s Articles of Association currently require Directors to submit themselves for election by shareholders at the first Annual General Meeting following their initial appointment to the Board of Directors and for re-election thereafter at subsequent Annual General Meetings at intervals of no more than three years. The Boards of Directors have decided, in accordance with the UK Corporate Governance Code published in September 2014, to submit all Directors for re-election by the shareholders at the Annual Meetings irrespective of their date of appointment and length of service.

Q:	What votes are required to approve the proposals?

A:	Proposals 16 and 17 are required to be approved by not less than 75% of the combined votes cast at both meetings. Each of the other proposals, including the re-election of Directors, requires the

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

approval of a majority of the combined votes cast at both meetings. Abstentions and broker non-votes are not deemed votes cast for purposes of calculating the vote, but do count for the purpose of determining whether a quorum is present.

If you are a beneficial owner of Carnival Corporation shares and do not provide the shareholder of record with a signed voting instruction card, your shares may constitute broker non-votes, as described in “How is the quorum determined?” In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not deemed cast for the purposes of calculating the vote.

Additionally, if you are a beneficial owner of shares held through intermediaries such as brokers, banks and other nominees, such intermediaries are not permitted to vote without specific instructions from you unless the matter to be voted on is considered “routine.” In this Proxy Statement, Proposal 11 (approval of the Carnival plc Directors’ Remuneration Report, Proposals 12 and 13 (the re-appointment and remuneration of independent auditors for Carnival plc and the ratification of independent registered certified public accounting firm for Carnival Corporation), Proposal 14 (the receipt of accounts and reports of Carnival plc), Proposal 15 (allotment of new shares by Carnival plc), Proposal 16 (disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc) and Proposal 17 (general authority for Carnival plc to buy back Carnival plc shares) are considered “routine.” On each of the other proposals, including the election of Directors and the approval of the fiscal 2015 compensation of our Named Executive Officers, your broker, bank or other nominee will not be permitted to vote your shares without receiving voting instructions from you.

Q:	Generally, what are procedural resolutions?

A:

Procedural resolutions are resolutions of a procedural or technical nature that do not adversely affect the shareholders of the other company in any material respect and are put to the shareholders at a meeting. The special voting shares do not represent any votes on “procedural resolutions.” The Chairperson of each of the meetings will determine whether a resolution is a procedural resolution.

To the extent that such matters require the approval of the shareholders of either company, any of the following will be procedural resolutions:

•	that certain people be allowed to attend or be excluded from attending the meeting;
•	that discussion be closed and the question put to the vote (provided no amendments have been raised);
•

that the question under discussion not be put to the vote (where a shareholder feels the original motion should not be put to the meeting at all, if such original motion was brought during the course of that meeting);

•	to proceed with matters in an order other than that set out in the notice of the meeting;
•	to adjourn the debate (for example, to a subsequent meeting); and
•	to adjourn the meeting.

Q:	Where can I find the voting results of the meeting?

A:

The voting results will be announced to the media and the relevant stock exchanges and posted on our website at www.carnivalcorp.com and www.carnivalplc.com, after both shareholder meetings have closed. The results will also be published in a joint current report on Form 8-K within four business days after the date the shareholders meetings have closed.

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Questions Applicable to all Shareholders

Q:	What is the quorum requirement for the meetings?

A:

The quorum requirement for holding the meetings and transacting business as joint electorate actions at the meetings is one-third of the total votes capable of being cast by all shareholders of both companies. Shareholders may be present in person or represented by proxy or corporate representative at the meetings.

Q:	How is the quorum determined?

A:

For the purposes of determining a quorum with respect to joint electorate actions, the special voting shares have the maximum number of votes attached to them as were cast on such joint electorate actions, either for, against or abstained, at the parallel shareholder meeting of the other company, and such maximum number of votes (including abstentions) constitutes shares entitled to vote and present for the purposes of determining whether a quorum exists at such a meeting.

In order for a quorum to be validly constituted with respect to meetings of shareholders convened to consider a joint electorate action or class rights action, the special voting entities must be present.

Abstentions (including votes withheld) and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote or (3) to facilitate a successful proxy solicitation by our Boards of Directors. Occasionally, shareholders provide written comments on their proxy card which are then forwarded to management.

Q:	Who will bear the cost of soliciting votes for the meetings?

A:

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes for the meetings. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to shareholders.

Q:	Can I view the proxy materials electronically?

A:

Yes. This Proxy Statement and any other proxy materials have been posted on our website at www.carnivalcorp.com and www.carnivalplc.com. Carnival Corporation shareholders can also access proxy-related materials at www.proxyvote.com as described under “Questions Specific to Shareholders of Carnival Corporation” beginning on page 81.

Q:	What reports are filed by Carnival Corporation and Carnival plc with the SEC and how can I obtain copies?

A:	We file this Proxy Statement, joint Annual Reports on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K with the SEC. Copies of this Proxy

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QUESTIONS AND ANSWERS

Questions Applicable to all Shareholders

Statement, the Carnival Corporation & plc joint Annual Report on Form 10-K for the year ended November 30, 2015, as well as any joint Quarterly Reports on Form 10-Q or joint Current Reports on Form 8-K, as filed with the SEC can be viewed or obtained without charge through the SEC’s website at www.sec.gov (under Carnival Corporation or Carnival plc) or at www.carnivalcorp.com or www.carnivalplc.com. Copies will also be provided to shareholders without charge upon written request to Investor Relations, Carnival Corporation, 3655 N.W. 87th Avenue, Miami, Florida 33178 or Carnival plc, Carnival House, 100 Harbour Parade, Southampton, SO15 1ST, United Kingdom. We encourage you to take advantage of the convenience of accessing these materials through the internet as it is simple and fast to use, saves time and money, and is environmentally friendly.

Q:	May I propose actions for consideration at next year’s Annual Meetings?

A:

Carnival Corporation shareholders and Carnival plc shareholders (to the extent permitted under Carnival Corporation’s and Carnival plc’s governing documents and U.S. and UK law, as applicable) may submit proposals for consideration at future shareholder meetings, including Director nominations. In order for shareholder proposals to be considered for inclusion in our proxy statement for next year’s Annual Meetings, the written proposals must be received by our Secretary no later than the close of business November 4, 2016. Such proposals also will need to comply with SEC regulations and UK law requirements regarding the inclusion of shareholder proposals in company sponsored proxy materials. Any proposal of shareholders to be considered at next year’s meetings, but not included in our proxy statement, must be submitted no later than six weeks prior to the Annual Meetings of Shareholders or, if later, the time at which the notice of such meeting is publicly disclosed. For further information on the UK law requirements, please refer to the “Questions Specific to Shareholders of Carnival plc.”

Q:	May I nominate individuals to serve as Directors?

A:

You may propose Director candidates for consideration by our Board’s Nominating & Governance Committees. In order to submit a nominee for election at the 2017 Annual Meetings you must provide the information required for Director nominations set forth in Carnival Corporation’s by-laws. Specifically, you must submit your recommendation in writing to the attention of our Secretary at our headquarters not later than seven days nor earlier than 42 days prior to the 2017 Annual Meetings. Any such recommendation must include, in addition to any other requirements specifically set forth in Carnival Corporation’s and Carnival plc’s governing documents:

•	the name and address of the candidate;
•	a brief biographical description, including his or her occupation and service on boards of any public company or registered investment company for at least the last five years;
•

a statement of the particular experience, qualifications, attributes or skills of the candidate, taking into account the factors referred to below in “Board Structure and Committee Meetings —Nominations of Directors”; and

•	the candidate’s signed consent to serve as a Director if elected and to be named in the Proxy Statement.

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL CORPORATION

Carnival plc shareholders should refer to the “Questions Specific to Shareholders of Carnival plc” beginning on page 84.

Q:	What Carnival Corporation shares owned by me can be voted?

A:

All Carnival Corporation shares owned by you as of February 16, 2016, the record date, may be voted by you. These shares include those (1) held directly in your name as the shareholder of record, including shares purchased through Carnival Corporation’s Dividend Reinvestment Plan and its Employee Stock Purchase Plan and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q:	Will I be asked to vote at the Carnival plc Annual Meeting?

A:

No. Your vote at the Carnival Corporation Annual Meeting, for the purposes of determining the outcome of combined voting, is automatically reflected as appropriate at the parallel Annual Meeting of Carnival plc through the mechanism of the special voting share issued by Carnival plc.

Q:	Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A:

Carnival Corporation is taking advantage of SEC rules that allow it to deliver proxy materials over the Internet. Under these rules, Carnival Corporation is sending its shareholders a one-page notice regarding the Internet availability of proxy materials (the “Notice of Internet Availability of Proxy Materials”) instead of a full set of proxy materials unless they previously requested to receive printed copies. You will not receive printed copies of the proxy materials unless you specifically request them. Instead, this notice tells you how to access and review on the Internet all of the important information contained in the proxy materials. This notice also tells you how to submit your proxy card on the Internet and how to request to receive a printed copy of the proxy materials.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most of the shareholders of Carnival Corporation hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with Carnival Corporation’s transfer agent, Computershare Investor Services LLC, you are considered, with respect to those shares, the shareholder of record, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to the persons named in the proxy or to vote in person at the meeting. If you request a paper copy of the proxy materials as indicated in the notice, Carnival Corporation will provide a proxy card for you to use.

Beneficial Owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held under street name, and the Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable, is being forwarded to

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the meeting. If you request a paper copy of the proxy materials as indicated in the notice, your broker or nominee will provide a voting instruction card for you to use.

Q:	How can I vote my Carnival Corporation shares in person at the meeting?

A:

Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting in New York, New York, United States. If you choose to do so, please bring your proxy card and proof of identification.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. Shares held under street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. Please refer to the voting instructions provided by your broker or nominee.

Q:	How can I vote my Carnival Corporation shares without attending the meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially under street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held under street name, by submitting voting instructions to your broker or nominee. For shareholders of record, you may do this by voting on the Internet or by telephone by following the instructions in the notice you received in the mail. If you received a full printed set of proxy materials in the mail, you can also vote by signing your proxy card and mailing it in the enclosed envelope. If you provided specific voting instructions, your shares will be voted as you instruct. If you submit a proxy but do not provide instructions, your shares will be voted as described below in “How are votes counted?” Where your shares are held under street name, in most instances you will be able to do this over the Internet or by telephone by following the instructions in the notice you received in the mail or if you received a full printed set of proxy materials in the mail, by mail. Please refer to the voting instruction card included by your broker or nominee.

Q:	Can I change my vote?

A:

Yes. You may change your proxy instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) or by attending the Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares owned beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:	What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or set of printed proxy materials, as applicable?

A:	It means your shares are registered differently or are in more than one account. Please follow the instructions in each notice to ensure all of your shares are voted.

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival Corporation

Q:

Only one Notice of Internet Availability of Proxy Materials or set of printed proxy materials was delivered to my address, but there are two or more shareholders at this address. How do I request additional copies of the proxy materials?

A:

Broadridge Financial Solutions, Inc., the entity we have retained to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s registered owners and the entity retained by the brokerage community to mail the Notice of Internet Availability of Proxy Materials or printed proxy materials to Carnival Corporation’s beneficial owners, has been instructed to deliver only one notice or set of printed proxy materials to multiple security holders sharing an address unless we have received contrary instructions from you or one of the other shareholders. We will promptly deliver a separate copy of the notice or set of printed proxy materials for this year’s Annual Meeting or for any future meetings to any shareholder upon written or oral request. To make such request, please contact Broadridge Financial Solutions at 1-866-540-7095, or write to Broadridge Financial Solutions, Attention: Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Similarly, you may contact us through any of these methods if you receive multiple notices or sets of printed proxy materials and would prefer to receive a single copy in the future.

Q:	Who can attend the Carnival Corporation meeting?

A:

All Carnival Corporation shareholders of record as of February 16, 2016, or their duly appointed proxies, may attend and vote at the meeting. Each attendee may be asked to present valid government-issued picture identification, such as a driver’s license or passport.

If you hold your shares through a stockbroker or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction card provided by your broker or a copy of a brokerage statement showing your share ownership as of February 16, 2016 together with proof of identification. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

We are also offering an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings. If you choose to listen to the replay, go to the Financial Information tab of Investor Relations section of our website at www.carnivalcorp.com or www.carnivalplc.com. Then, click on Webcasts/Presentations and follow the instructions provided.

Q:	What class of shares are entitled to be voted at the Carnival Corporation meeting?

A:

Carnival Corporation has only one class of common stock outstanding. Each share of Carnival Corporation common stock outstanding as of the close of business on February 16, 2016, the record date, is entitled to one vote at the Annual Meeting. As of January 20, 2016, Carnival Corporation had 577,744,614 shares of common stock issued and outstanding. The trust shares of beneficial interest in the P&O Princess Special Voting Trust that are paired with your shares of common stock do not give you separate voting rights.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” for each of the proposals. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions. If you submit a proxy or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Boards of Directors.

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QUESTIONS AND ANSWERS

Questions Specific to Shareholders of Carnival plc

Q:	What happens if additional proposals are presented at the meeting?

A:

Other than the proposals described in this Proxy Statement, Carnival Corporation does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Micky Arison, Carnival Corporation’s Chairman of the Board, and Arnaldo Perez, Carnival Corporation’s General Counsel and Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is unable to accept nomination or election (which is not anticipated), the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Boards of Directors.

Q:	Who will count the vote?

A:	A representative of Broadridge Investor Communication Solutions will tabulate the votes and act as the inspector of elections.

QUESTIONS SPECIFIC TO SHAREHOLDERS OF CARNIVAL PLC

Carnival Corporation shareholders should refer to “Questions Specific to Shareholders of Carnival Corporation” beginning on page 81.

Q:	Who is entitled to attend and vote at the Annual General Meeting of Carnival plc?

A:

If you are a Carnival plc shareholder registered in the register of members of Carnival plc at 6:00 p.m. (BST) on April 12, 2016, you will be entitled to attend in person and vote at the Annual General Meeting to be held in the United States in respect of the number of Carnival plc shares registered in your name at that time. You may also appoint a proxy to attend, speak and vote instead of you. If you are a corporation you may appoint a corporate representative to represent you and vote your shareholding in Carnival plc at the Annual General Meeting to be held in the United Kingdom. For further details regarding appointing a proxy or corporate representative please see below.

We are also offering an audio replay of the business portions of the Annual Meetings, which will be available shortly after the meetings. If you choose to listen to the replay, go to the Financial Information tab of Investor Relations section of our website at www.carnivalcorp.com or www.carnivalplc.com. Then, click on Webcasts/Presentations and follow the instructions provided.

Q:	Will I be asked to vote at the Carnival Corporation Annual Meeting?

A:

No. Your vote at the Carnival plc Annual General Meeting, for the purposes of determining the outcome of combined voting, will automatically be reflected as appropriate at the parallel Annual Meeting of Carnival Corporation through the mechanism of a special voting share issued by Carnival Corporation.

Q:	How do I vote my Carnival plc shares without attending the Annual General Meeting?

A:

You may vote your Carnival plc shares at the Annual General Meeting by completing and signing the enclosed form of proxy in accordance with the instructions set out on the form and returning it as soon as possible, but in any event so as to be received by Carnival plc’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, by not later than 1:30 p.m. (BST) on April 12, 2016. Alternatively, a proxy vote may be submitted via the internet in

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Questions Specific to Shareholders of Carnival plc

accordance with the instructions set out in the proxy form. It is also possible to appoint a proxy via the CREST system (please see the Carnival plc Notice of Annual General Meeting for further details). Voting by proxy does not preclude you from attending the Annual General Meeting and voting in person should you wish to do so.

If you are a corporation you can vote your Carnival plc shares at the Annual General Meeting by appointing one or more corporate representatives. You are strongly encouraged to pre-register your corporate representative to make registration on the day of the Annual General Meeting more efficient. In order to pre-register you would need to email your Letter of Representation to Carnival plc’s registrars, Equiniti Limited, at proxy.vote@equiniti.com.

Corporate representatives themselves are urged to arrive at least two hours before commencement of the Annual General Meeting to assist Carnival plc’s registrars with the appropriate registration formalities. Whether or not you intend to appoint a corporate representative, you are strongly encouraged to return the enclosed form of proxy to Carnival plc’s registrars.

Q:	Can I change my vote given by proxy or by my corporate representative?

A:

Yes. You may change your proxy vote by either (1) completing, signing and dating a new form of proxy in accordance with its instructions and returning it to Carnival plc’s registrars by no later than the start of the Annual General Meeting, or (2) by attending and voting in person at the Annual General Meeting. If you do not attend and vote in person at the Annual General Meeting and wish to revoke the appointment of your proxy or corporate representative you must do so by delivering a notice of such revocation to Carnival plc’s registrars at least three hours before the start of the Annual General Meeting.

Q:	What class of shares are entitled to be voted at the Carnival plc Annual General Meeting?

A:

Carnival plc has only one class of ordinary shares in issue. Each Carnival plc ordinary share in issue as of the close of business on April 12, 2016, is entitled to one vote at the Annual General Meeting. As of January 20, 2016, Carnival plc had 216,456,140 ordinary shares in issue. However, the 26,907,594 Carnival plc ordinary shares directly or indirectly held by Carnival Corporation have no voting rights (in accordance with the Articles of Association of Carnival plc). As a result, as of January 20, 2016, the total voting rights in Carnival plc were 189,548,546 ordinary shares.

Q:	How are votes counted?

A:

You may vote “FOR,” “AGAINST” or “ABSTAIN” your vote for each of the resolutions. If you “ABSTAIN,” it has no effect on the outcome of the votes, although abstentions will be counted for the purposes of determining if a quorum is present for joint electorate actions.

Carnival Corporation & plc 2016 Proxy Statement	85

ANNEX A

CARNIVAL PLC DIRECTORS’ REPORT

Directors’ Report

Carnival plc and Carnival Corporation are separate legal entities (together referred to in this report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Committees of the Board. However, as is required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single senior management team and the Boards of Directors and members of the Committees of the Boards are identical. The Directors’ Report has been prepared and presented in accordance with and in reliance upon UK company law and, accordingly, the liabilities of the Directors in connection with the Directors’ Report shall be subject to the limitations and restrictions provided by such law.

In accordance with the UK Financial Conduct Authority’s Listing Rules, the information to be included in the Annual Report and Accounts, where applicable, under Listing Rule 9.8.4, is set out in this Directors’ Report, with the exception of the details regarding interest capitalized, which are set out in the Carnival plc consolidated IFRS financial statements, and the details of long-term incentive schemes, which are set out in the Directors’ Remuneration Report.

Future developments of the business of Carnival Corporation & plc can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements.

Post balance sheet events, including the modification of the share repurchase program and ship construction contracts, can be found in Notes 17 and 22, respectively, of the Carnival plc consolidated IFRS financial statements.

Dividends

During the year ended November 30, 2015, Carnival plc paid four regular quarterly dividends totaling $1.05 per ordinary share (2014—$1.00). In January 2016, the Boards of Directors declared a quarterly dividend of $0.30 per share. For this quarterly dividend, the Boards of Directors approved a record date of February 19, 2016, and a payment date of March 11, 2016.

Although dividends are declared in U.S. dollars, they are paid in sterling to the holders of ordinary shares in Carnival plc unless they elect to receive their dividends in U.S. dollars. Dividends payable in sterling are converted from U.S. dollars into sterling at the U.S. dollar to sterling exchange rate quoted by the Bank of England in London at 12:00 p.m. on the next combined U.S. and UK business day that follows the quarter end.

Holders of the Carnival plc’s American Depositary Shares are paid their dividend in U.S. dollars.

Since January 2004, Bedell Trustees Limited, as trustee of the P&O Princess Cruises Employee Benefit Trust, holds shares to satisfy awards granted under the Carnival plc 2005 Employee Share Plan. The trustee has waived its right to all dividends payable by Carnival plc. Dividends paid during fiscal 2015 over which rights were waived amounted to $152,488.

Share Capital and Control

Changes in the share capital of Carnival plc during fiscal 2015 are given in Note 16 to the Carnival plc consolidated IFRS financial statements.

The share capital of Carnival plc at the date of this report includes two allotted and issued subscriber shares of £1 each, 50,000 allotted but unissued redeemable preference shares of £1 each, one allotted

Carnival plc Directors’ Report	A-1

ANNEX A

and issued special voting share of £1 and 216,456,140 allotted and issued ordinary shares of $1.66 each. The subscriber shares carry no voting rights and no right to receive any dividend or any amount paid on a return of capital. The redeemable preference shares carry no voting rights, but are entitled to payment of a cumulative preferential fixed dividend of 8 percent per annum on the amount paid up on each such share that is in issue. On a return of capital on a winding up or otherwise, the redeemable preference shares rank behind the ordinary shares but ahead of any other class of shares, and are entitled to receive payment of the amount paid up or credited as paid up on each such share. Redeemable preference shares which are fully paid may be redeemed at any time at the election of the holder or of the company, in which case the amount payable on redemption is the amount credited as paid up on each share which is redeemed, together with all arrears and accruals of the preferential dividend.

Details of options over ordinary shares and restricted stock units granted to employees are given in Note 20 to the Carnival plc consolidated IFRS financial statements.

The Articles of Association of Carnival plc contain provisions which, in certain circumstances, would have the effect of preventing a shareholder (or a group of shareholders acting in concert) from holding or exercising the voting rights attributable to shares in Carnival plc which are acquired by them. These provisions would have effect if a shareholder (or a group of shareholders acting in concert) were to acquire ordinary shares in Carnival plc with the result that the total voting rights exercisable by that shareholder or group of shareholders on matters put to a vote as joint electorate actions under the DLC arrangement would exceed 30 percent of the total voting rights exercisable in respect of any joint electorate action. They would also have effect if a shareholder (or group of shareholders acting in concert) already holding between 30 percent and 50 percent of the total voting rights exercisable in respect of any joint electorate action were to acquire shares in Carnival plc and thereby increase the percentage of voting rights so held. In each such case, the percentage of voting rights held is determined after taking into account voting rights attributable to shares of Carnival Corporation common stock held by such shareholder (or group of shareholders) and also taking into account the effect of the equalization ratio which gives effect to common voting by the shareholders of Carnival plc and Carnival Corporation on joint electorate actions under the DLC arrangement.

Under the relevant provisions of the Articles of Association of Carnival plc (articles 277 to 287) shares which are acquired by a person and which trigger the thresholds referred to in the foregoing paragraph may be sold at the direction of the Board, and the proceeds remitted to the acquiring shareholder, net of any costs incurred by Carnival plc. Pending such sale any dividends paid in respect of such shares would be paid to a charitable trust, and the trustee of such trust would be entitled to exercise the voting rights attaching to the shares.

The restrictions summarized in the preceding paragraphs would not apply in the case of an acquisition of shares that is made in conjunction with a takeover offer for Carnival plc, which is announced in accordance with the City Code on Takeovers and Mergers, for so long as that offer has not lapsed or been withdrawn. However, if such a takeover offer is not made, or lapses or is withdrawn, the restrictions will apply in respect of any acquired shares.

The foregoing is a summary only of the relevant provisions of the Articles of Association of Carnival plc, and for a complete understanding of their effect, shareholders are recommended to refer to the Articles of Association themselves. A copy of the Articles of Association of Carnival plc is available at Carnival plc’s website at www.carnivalplc.com or upon request from the Company Secretary, 3655 N.W. 87th Avenue, Miami, Florida 33178, United States of America.

There is one significant agreement to which Carnival plc is a party, which may be altered or terminated in the event of a change of control. This is the Amendment and Restatement Agreement dated June 16, 2014 in respect of the Facilities Agreement dated May 18, 2011, by and among Carnival

A-2	Carnival plc Directors’ Report

ANNEX A

Corporation, Carnival plc, Bank of America Merrill Lynch International Limited, and various other lenders, which provides for $1.7 billion, €500 million and £150 million revolving credit facilities and which may, under certain circumstances, be cancelled upon a change of control of Carnival plc, other than a change which results in control of Carnival plc being vested in Carnival Corporation or in certain members of the Arison family or trusts related to them.

Articles of Association

The Articles of Association of Carnival plc may be amended by the passing of a special resolution of the shareholders. In common with many other corporate actions that might be undertaken by Carnival plc, such a resolution would be proposed as a joint electorate action on which the shareholders of Carnival plc and of Carnival Corporation effectively vote as a single unified body, as contemplated by the DLC arrangement.

Purchase of Own Shares

The Boards of Directors have authorized the repurchase of up to an aggregate of $1.2 billion of Carnival Corporation common stock and Carnival plc ordinary shares subject to certain restrictions (the “Repurchase Program”). At February 19, 2016, the availability under the Repurchase Program was $843.5 million. The Repurchase Program does not have an expiration date and may be discontinued by the Boards of Directors at any time.

In addition to the Repurchase Program, the Boards of Directors have authorized the repurchase of up to 19.2 million Carnival plc ordinary shares and up to 26.9 million shares of Carnival Corporation common stock under the Stock Swap programs described in the Carnival Corporation & plc joint Annual Report on Form 10-K.

Shareholder approval is not required to buy back shares of Carnival Corporation, but is required under the Companies Act 2006 to buy back shares of Carnival plc. At the Annual General Meetings held on April 12, 2015, the authority for Carnival plc to buy back its own shares was approved. This authority enabled Carnival plc to buy back up to 21,605,252 ordinary shares of Carnival plc (being approximately 10 percent of Carnival plc’s ordinary shares in issue). Under the Repurchase Program, no Carnival plc ordinary shares have been purchased through February 19, 2016. Carnival Corporation & plc treats any such repurchases made by Carnival Corporation or Carnival Investments Limited under the Repurchase Program and the Stock Swap Programs as if they were made by Carnival plc under the Carnival plc buy back authority. That approval expires on the earlier of (i) the conclusion of Carnival plc’s 2016 Annual General Meeting or (ii) October 13, 2016.

Directors

The names of all persons who served as Directors of Carnival Corporation and Carnival plc during fiscal 2015 and biographical notes about each of the Directors are contained in the Proxy Statement. Details of the Directors’ membership on Board Committees are set out in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

As of the date of this report, 22% of the members of the Boards are women (being two of nine members). The Boards have expressed their intent to fill the next Board vacancy with a female candidate, where skill set and experience for the vacancy can be met to achieve a target of 25% female Board members.

Upon becoming a member of the Board of Directors of Carnival plc, each new Director participates in an induction process, which includes a meeting with all of the current Directors, provision of an induction pack, site visits and meetings with senior and operational management teams. The Directors update their skills, knowledge and familiarity with Carnival plc by attending appropriate external

Carnival plc Directors’ Report	A-3

ANNEX A

seminars and training courses, meeting with senior management and visiting regional and divisional operating offices.

The appointment and replacement of Directors of Carnival plc is governed by the provisions of the Articles of Association of Carnival plc and also by the provisions of the Equalization and Governance Agreement entered into on April 17, 2003 on the establishment of the DLC arrangement. The Articles of Association and the Equalization and Governance Agreement require that the Boards of Directors of Carnival plc and Carnival Corporation be comprised of exactly the same individuals.

The business of Carnival plc is managed by the Board of Directors, which may exercise all the powers of Carnival plc, including without limitation the power to dispose of all or any part of the company’s assets, to borrow money, to mortgage or pledge any of its assets and to issue debentures and other securities.

Details of the Directors’ remuneration and their interests in the shares of Carnival Corporation and Carnival plc are set out in Part II of the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement.

Substantial Shareholdings

As of November 30, 2015, Carnival plc has been notified of material interests of 3 percent or more in Carnival plc’s total voting rights as follows:

Shareholder	Number of shares		Percentage of voting rights
AXA, S.A.	10,627,433	(1)	5.6%
Barclays plc	6,454,915	(2)	3.4%
Black Rock Inc.	18,574,455	(3)	9.8%
Legal & General Group plc	7,077,019	(4)	3.7%
Lloyds TSB	6,322,667		3.3%
Schroders plc	9,758,601	(5)	5.1%
Thornburg Investment Management, Inc.	8,893,465	(6)	4.7%
(1)	AXA, S.A. and its group of companies have an interest in these shares.
(2)	Affiliates of Barclays plc have an interest in these shares.
(3)	Affiliates of Black Rock Inc. have an interest in these shares.
(4)	Legal & General Group plc and its subsidiaries have an interest in these shares.
(5)	Schroders plc and its affiliates have an interest in these shares.
(6)	Thornburg Investment Management holds these shares as discretionary investment manager.

Carnival plc has not been notified of any changes between December 1, 2015 and January 20, 2016.

Carnival Corporation and Carnival Investments Limited are the holders of an aggregate of 26,176,594 Carnival plc ordinary shares as at the date of this report. These shares carry no voting rights or rights on liquidation unless Carnival Corporation owns over 90 percent of all the Carnival plc shares. Accordingly, the details of voting rights given in the preceding table take account of the absence of voting rights carried by these shares.

Except for the above, no person has disclosed relevant information to Carnival plc pursuant to rule 5 of the Disclosure and Transparency Rules.

Corporate Governance and Directors’ Remuneration

A report on corporate governance and compliance with the UK Corporate Governance Code is contained in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. Part I of the Carnival plc Directors’ Remuneration Report is included in the Proxy Statement and Part II of the Carnival plc Directors’ Remuneration Report is attached as Annex B to the Proxy Statement.

A-4	Carnival plc Directors’ Report

ANNEX A

Corporate and Social Responsibility

Health, environmental, safety, security

The Boards of Directors of Carnival Corporation & plc established Board-level Health, Environmental, Safety & Security (“HESS”) Committees comprised of three independent Directors. The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability-related policies, programs, initiatives at sea and ashore, and compliance with related legal and regulatory requirements. The HESS Committees and our management team review all significant risks or exposures and associated mitigating actions. Each of the Chief Executive Officers of our brands attends the meetings of the HESS Committees.

Carnival Corporation & plc recognizes its responsibility to provide industry leadership and to conduct our business as a responsible global citizen. Our corporate leadership is manifested in our Code of Business Conduct and Ethics, which requires that every employee and member of the Boards use sound judgment, maintain high ethical standards and demonstrate honesty in all business dealings. As a responsible global citizen, Carnival Corporation & plc is committed to achieving and maintaining the highest standards of professional and ethical conduct.

In addition, Carnival Corporation & plc’s HESS policy describes our commitments to:

•

Protecting the health, safety and security of our passengers, guests, employees and all others working on behalf of Carnival Corporation & plc, thereby promoting an organization that is free of injuries, illness and loss;

•

Protecting the environment, including the marine environment in which our vessels sail and the communities in which we operate, minimizing adverse environmental consequences and using resources efficiently and sustainably;

•	Fully complying with or exceeding all legal and statutory requirements related to health, environment, safety, security and sustainability throughout our business activities; and
•	Assigning health, environment, safety, security and sustainability matters the same priority as other critical business matters.

The HESS Policy is published on the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

The Boards recognize that Carnival Corporation & plc needs to ensure that there is a consistent standard of operation throughout its fleet in keeping with its leading position in the cruise industry. In this regard, the Carnival Corporation & plc Maritime Policy & Analysis Department is headed by a Chief Maritime Officer, with a full-time professional and administrative staff, and is responsible for providing a common, integrated approach to management of HESS matters and for reporting to the HESS Committees on such matters. The Chief Maritime Officer reports to the Chief Operations Officer and to the Chairman of the HESS Committees.

The principal activities of the Maritime Policy & Analysis Department include establishing HESS Policy, standards and procedures, and measuring and reporting on HESS-related performance.

The Carnival Corporation & plc Risk Advisory & Assurance Services (“RAAS”) Department is headed by the Chief Audit Officer, who reports directly to the Chief Operations Officer and to the Chairman of the HESS Committees. The RAAS Department conducts annual HESS audits of each brand’s head office and of each ship in our fleet. These audits are in addition to the audits performed by external third-party certification and regulatory auditors.

Carnival plc Directors’ Report	A-5

ANNEX A

Each RAAS Department HESS audit is organized and planned to:

•	Verify compliance with applicable rules, corporate standards, brand policies and procedures, regulations, codes, and guidance directly involved in the safe conduct of ship operations; and
•	Verify the effectiveness and efficiency of the shipboard and shore-side HESS management systems.

Carnival Corporation & plc has long been committed to operating responsibly. We believe that sustainability is about preserving our environment, respecting our employees and the communities where we do business and returning value to our shareholders. We voluntarily publish sustainability reports at both the corporate and brand levels that address governance, commitments, stakeholder engagement, environmental, labor, human rights, society, product responsibility, economic and other sustainability-related issues and performance indicators. These reports, which can be viewed at www.carnivalcorp.com and www.carnivalplc.com, are developed in accordance with the Sustainability Reporting Guidelines established by the Global Reporting Initiative, the global standard for reporting on environmental, social and governance policies, practices and performance. This reporting augments the annual environmental management reporting initiative that we began in 2005.

As part of our sustainability strategy we have voluntarily reported our carbon footprint via the CDP (formerly, the Carbon Disclosure Project) each year since 2007. The CDP rates companies on the depth and scope of their disclosures and the quality of their reporting. Our submission included details of our most recently compiled emissions data and reduction efforts, along with our completion of an independent, third-party verification of our greenhouse gas emissions inventory. In November 2015, we were awarded a position on the FTSE 350 and the S&P 500 Climate Disclosure Leadership Index as a result of our disclosures and efforts to reduce our carbon footprint. We also disclose our water stewardship through the CDP water program.

All of our brands’ environmental management systems are certified in accordance with the International Organization for Standardization (“ISO”) Standard 14001. The ISO, an international standard-setting body, produces worldwide industrial and commercial standards. ISO 14001, the environmental management standard that was developed to help organizations manage the environmental impacts of their processes, products and services, presents a structured approach to setting environmental objectives and targets. It provides a framework for any organization to apply these broad conceptual tools to their own processes.

We also support The Nature Conservancy, which is one of the world’s leading conservation organizations, in their efforts to restore coral reefs, protect marine ecosystems and promote natural systems to help reduce the impact of storms and rising sea levels in coastal communities.

A-6	Carnival plc Directors’ Report

ANNEX A

In September 2015, we announced new 2020 sustainability goals reinforcing our commitment to the environment, our guests, our employees and the communities in which we operate. We have established ten goals aimed at reducing our environmental footprint while enhancing the health, safety and security of our guests and crew members, and ensuring sustainable business practices across our brands, business partners and suppliers as follows:

Environmental Goals

•       Reduce intensity of equivalent carbon dioxide emissions from operations by 25% by 2020 relative to our 2005 baseline

•       Continue to improve the quality of our emissions by developing, deploying and operating exhaust gas cleaning systems across our fleet

•       Increase usage of ship-to-shore power connection capabilities

•       Increase Advanced Wastewater Purification Systems of our fleet capacity by 10 percentage points by 2020 relative to our 2014 baseline

•       Continue to improve our shipboard operations’ water use efficiency by 5% by 2020 relative to our 2010 baseline

•       Continue to reduce waste generated by our shipboard operations by 5% by 2020 relative to our 2010 baseline

Health, Safety and Security Goals	• Continue to build on our commitment to protect the health, safety and security of guests, employees and all others working on our behalf.
Sustainable Workforce and Community Goals

•       Continue to build a diverse and inclusive workforce and provide all employees with a positive work environment and opportunities to build a rewarding career to further drive employee engagement

•       Further develop and implement vendor assurance procedures ensuring compliance with Carnival Corporation & plc’s Business Partner Code of Conduct and Ethics

•       Continue to work on initiatives and partnerships that support and sponsor a broad range of organizations for the benefit of the communities where we operate

Continuing the sustainability journey, our newest brand Fathom is pioneering social impact travel with purpose-driven activities and programs that enable guests to make a real sustainable impact on the communities where they travel.

Additional information regarding greenhouse gas emissions can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements.

Further details of matters related to health, environmental, safety, security and sustainability reporting and community relations at Carnival Corporation & plc are available in the Sustainability section of the Carnival Corporation & plc website at www.carnivalcorp.com or www.carnivalplc.com.

Employees

Carnival Corporation & plc own and operate a portfolio of cruise brands in North America, Europe, Australia and Asia comprised of Carnival Cruise Lines, Fathom, Holland America Line, Princess Cruises, Seabourn, AIDA Cruises, Costa Cruises, Cunard, P&O Cruises (Australia) and P&O Cruises (UK). Our corporate office and individual brands employ a variety of methods, such as intranet sites, management briefings, newsletters and reward programs to encourage employee involvement and to keep employees informed of the performance, development and progress of Carnival Corporation & plc.

Senior employees within Carnival Corporation & plc are eligible to participate in either the Carnival plc 2014 Employee Share Plan or the Carnival Corporation 2011 Stock Plan, further details of which are provided in Carnival plc’s Directors’ Remuneration Report attached as Annex B to the Proxy Statement. These plans reinforce the philosophy of encouraging senior employees to contribute

Carnival plc Directors’ Report	A-7

ANNEX A

directly to the achievement of Carnival Corporation & plc’s goals and of rewarding individual and collective success.

It is the policy of Carnival Corporation & plc that disabled persons should receive full and fair consideration for all job vacancies for which they are suitable applicants. Training and career development is encouraged for all employees. It is the policy of Carnival Corporation & plc to seek to retain employees who become disabled while in its service whenever possible and to provide specialist training, where appropriate.

Information regarding gender mix can be found in the Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements.

Political Contributions

Carnival plc did not make any political contributions to any European Union (“EU”) political organization during the year ended November 30, 2015 (2014—nil). Carnival plc’s subsidiaries made political contributions to organizations outside the EU of $0.4 million (2014—$0.2 million).

Directors’ Statement as to Disclosure of Information to Auditors

Each Director is satisfied that, as far as he or she is aware, the auditors are aware of all information relevant to the audit of Carnival plc’s consolidated IFRS financial statements for the year ended November 30, 2015 and that he or she has taken all steps that ought to have been taken by him or her as a Director in order to make the auditors aware of any relevant audit information and to establish that Carnival plc’s auditors are aware of that information.

Corporate Governance Statement

The corporate governance statement, prepared in accordance with rule 7.2 of the UK Listing Authority’s Disclosure and Transparency Rules, can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement. The Carnival plc Corporate Governance Report forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Letters to Shareholders

The Chief Executive Officer’s Letter to Shareholders, which can be found in the Carnival plc Strategic Report, forms part of this Carnival plc Directors’ Report and is incorporated into it by this reference.

Independent Auditors

The independent auditors, PricewaterhouseCoopers LLP, have indicated their willingness to continue in office and a resolution that they be re-appointed will be proposed at the 2016 Annual General Meeting.

By order of the Board

Arnaldo Perez

Company Secretary

February 19, 2016

A-8	Carnival plc Directors’ Report

ANNEX A

Statement of Directors’ Responsibilities

The Directors are responsible for preparing the Annual Report, the Carnival plc Directors’ Remuneration Report and the financial statements in accordance with applicable law and regulations.

Company law requires the Directors to prepare financial statements for each financial year. Under that law the Directors have prepared the group and parent company financial statements in accordance with International Financial Reporting Standards as adopted by the EU (“IFRS”). Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the state of affairs of Carnival plc and the Carnival plc group and of the Statements of Income of the Carnival plc group for that period.

In preparing the financial statements the Directors are required to:

•	select suitable accounting policies and then apply them consistently;
•	make judgments and estimates that are reasonable and prudent;
•	state whether applicable IFRSs have been followed, subject to any material departures disclosed and explained in the financial statements; and
•	prepare the group and parent company financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The Directors are responsible for keeping adequate accounting records that are sufficient to show and explain Carnival plc’s transactions and disclose with reasonable accuracy at any time the financial position of Carnival plc and the Carnival plc group and to enable them to ensure that the financial statements and the Carnival plc Directors’ Remuneration Report comply with the Companies Act 2006 and, as regards the Carnival plc consolidated IFRS financial statements, Article 4 of the IAS Regulation.

They are also responsible for safeguarding the assets of Carnival plc and the Carnival plc group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Each of the Directors, whose names and functions are listed in the Proxy Statement, confirms that, to the best of his or her knowledge:

•

the Carnival plc group financial statements, which have been prepared in accordance with IFRSs give a true and fair view of the assets, liabilities, financial position and net income of the Carnival plc group;

•

the Carnival plc Directors’ Report contained in Annex A to the Proxy Statement and the Carnival plc Strategic Report that accompanies the Carnival plc consolidated IFRS financial statements includes a fair view of the development and performance of the Carnival plc group, together with a description of the principal risks and uncertainties that it faces; and

The Directors consider that the Annual Reports and Accounts taken as a whole, are fair, balanced and understandable and provide the information necessary for the shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy.

By order of the Board

Arnaldo Perez

Company Secretary

February 19, 2016

Carnival plc

Incorporated and registered in England and Wales under number 4039524

Carnival plc Directors’ Report	A-9

ANNEX B

CARNIVAL PLC DIRECTORS’ REMUNERATION REPORT - PART II

Certain information required to be included in the Carnival plc Directors’ Remuneration Report is set forth in Part I (which is also known as the Compensation Discussion and Analysis) and in the Executive Compensation section of the Notice of Annual Meetings and Proxy Statement to which this Report is annexed (the “Proxy Statement”). The Compensation Discussion and Analysis and the relevant parts of the Proxy Statement should be read in conjunction with this Part II.

As explained in Part I, Parts I and II of this report form part of the Annual Report of Carnival plc for the year ended November 30, 2015. Carnival plc and Carnival Corporation are separate legal entities (together referred to in this Report as “Carnival Corporation & plc”) and each company has its own Board of Directors and Compensation Committee. However, as required by the agreements governing the dual listed company (“DLC”) arrangement, there is a single management team and the Boards of Directors and members of the Committees of the Boards are identical. Accordingly, consistent with prior years, we have included remuneration paid by Carnival Corporation and Carnival plc in the Carnival plc Directors’ Remuneration Report. The Directors are primarily paid by Carnival Corporation as part of the DLC arrangement.

Both Parts I and II of this Report are in compliance with Schedule 8 of the Large and Medium-Sized Companies and Groups (Accounts and Reports) Regulations 2008, as amended (the “LMCG Regulations”) and the 2014 UK Corporate Governance Code, the UK Companies Act 2006 and the Listing Rules of the UK Listing Authority.

1.	Statement by Randall J. Weisenburger, Chairman of the Compensation Committees

The major decisions on Directors’ remuneration and the changes on Directors’ remuneration during the year (and the context for these decisions and changes) are summarized in the Executive Summary section in Part I of this Report.

2.	Implementation Section (not audited)

2.1	Implementation of Approved Policy

The Directors’ Remuneration Policy was approved by the Carnival Corporation and Carnival plc shareholders at the Annual General Meeting held on April 17, 2014. This policy will be operated by Carnival Corporation & plc until a new policy is submitted for approval, which is expected to be proposed no later than at the 2017 Annual General Meeting. The Directors’ Remuneration Policy is included within Annex B of the 2014 Notice of Annual Meeting and Proxy Statement, which is available on our website at www.carnivalcorp.com or www.carnivalplc.com.

The Compensation Committees have regard to the UK’s Corporate Governance Code, as revised, and are satisfied that the Directors’ Remuneration Policy supports the long-term success of Carnival Corporation & plc and includes due regard to corporate and social responsibility issues and to managing risk within the group.

Carnival plc Directors’ Remuneration Report – Part II	B-1

ANNEX B

During the year, the following actions were taken or envisaged for fiscal 2016 when implementing the Directors’ Remuneration Policy:

Executive Directors

Base salary

Annual salaries (not audited)

Annual salary levels as at December 1, 2015 were:

•    Mr. Donald – $1,000,000

•    Mr. Arison – $1,000,000

No increase was made to Mr. Donald’s or Mr. Arison’s salary for fiscal 2015.

Details of the companies considered as comparators for the market competitive reviews described above are set out in Part I.

Annual Bonus

Fiscal 2015 Annual Bonus (audited)

Details of the performance measures and targets for Mr. Donald’s bonus in respect of fiscal 2015 are included in Part I. As in previous years, the selected performance measure was Corporation Operating Income and application of this measure in accordance with the policy described above focuses Mr. Donald on achieving appropriate performance results as reflected by income from the operations of Carnival Corporation & plc as well as other relevant measures.

Mr. Arison does not participate in our performance-based annual bonus program.

Annual bonus for Executive Directors who served throughout fiscal 2015 were as follows:

•    Mr. Arison – Nil

•    Mr. Donald – $4,618,950 representing a bonus outcome of 174.3% of target

This outcome did not involve the exercise of any discretionary adjustments (up or down) to the individual annual bonus amounts.

Additionally, Mr. Donald is eligible, depending on service, to participate in an all-employee profit sharing arrangement as further detailed in the section on pensions below.

Fiscal 2016 Annual Bonus – Performance measures and targets (not audited)

For fiscal 2016, the key performance measure will be Corporation Operating Income, which was also the key performance measure for fiscal 2015.

Full details of the process for setting the Corporation Operating Income Target for fiscal 2016 and of how achievement of Corporation Operating Income in relation to that target can produce bonus outcomes is set out in Part I.

The Corporation Operating Income Target for fiscal 2016 will be disclosed in next year’s Report, as it is commercially sensitive in relation to disclosing it at this time.

B-2	Carnival plc Directors’ Remuneration Report – Part II

ANNEX B

For fiscal 2016, Mr. Donald’s target bonus remains unchanged at $2,650,000 (with the maximum possible bonus being 200% of this level). Mr. Arison does not participate in our performance-based annual bonus program.

As reported in Part I, the annual bonus program includes clawback features that will require participants to reimburse us for all or a portion of payments received under the program in the case of a participant’s wrongdoing that results in a material restatement of our financial statements.

Long-Term Incentive Compensation

Long-Term Incentive Compensation in Fiscal 2015 (audited)

Descriptions of the share awards made to Mr. Donald during fiscal 2015 and their vesting conditions are set out in Part I. The share awards made to Mr. Donald during fiscal 2015 are disclosed in Section 4.2 below, which is audited. No share awards were made to Mr. Arison in fiscal 2015.

The PBS grants made to Mr. Donald in fiscal 2015 vest zero to 200% of target based upon the extent to which (1) annual operating income, as adjusted for fuel price changes and foreign currency exchange rate impacts, for each of the three fiscal years in the 2015-2017 performance cycle and (2) ROIC exceed specified performance goals over the three-year performance cycle and as modified up or down by up to 10% at the end of the three-year performance cycle for Carnival Corporation & plc’s TSR rank relative to the Peer Group. Under the terms of the award, the operating income result is weighted 70% and the ROIC result is weighted 30%. If the TSR modifier increase applies, the maximum payout would be 200% of target. These performance measures were approved by the Compensation Committees because they were regarded as representative of Carnival Corporation & plc’s ability to maintain and grow earnings over time and to further align the financial result with the broader shareholder experience. Carnival Corporation & plc will disclose these targets for the PBS awards at the end of the performance period (as these targets are commercially sensitive until then).

The 2013 PBS grants made to Mr. Arison in July 2013 and Mr. Donald in October 2013 reached the end of the performance period at the end of fiscal 2015 and vested on February 9, 2016. Under the terms of the 2013 PBS grants, shares vested based upon the extent to which Carnival Corporation & plc’s annual EBIT, as adjusted for 75% of year-over-year fuel price changes and 100% of Emission Control Areas-related fuel expense for each of fiscal 2013, 2014 and 2015 exceeded the base-line EBIT of $1,470,841,000 in the case of fiscal 2013, or actual EBIT for the immediately prior fiscal year, in the case of fiscal 2014 and 2015. Target vesting required a 6% annual increase in EBIT with 50% vesting for 4% growth and 150% vesting for 10% growth. The fiscal 2013, 2014 and 2015 annual adjusted EBIT growth payout percentages were averaged to obtain a final payout percentage. The actual vesting level was 120.04% of target. The final adjusted EBIT payout percentage was then subject to modification (+25% if in the first quartile against the fiscal 2013 peer group, 0% if in the second or third quartile, and -25% if in the fourth quartile). The actual result provides that no modification was made at the end of the three year performance cycle because

Carnival plc Directors’ Remuneration Report – Part II	B-3

ANNEX B

performance fell within the second quartile of the peer group. Additional shares were provided to take into account dividend reinvestment during the period. Based on these performance measures, Mr. Arison received 17,798 shares and Mr. Donald received 54,834 shares.

Long-Term Incentive Compensation in Fiscal 2016 (not audited)

Within the policy, a TBS award in the amount of $2,100,000 was made to Mr. Donald in January 2016 relating to his performance during 2015.

The current expectation is that all long-term incentive compensation for fiscal 2016 for Mr. Donald will be 100% at risk and performance-based. It is anticipated that long-term incentive compensation awards in the amount of $3,500,000 will be made to Mr. Donald.

No TBS or PBS awards will be made to Mr. Arison in fiscal 2016.

The monetary amounts referred to above are awarded as a number of shares using the share price at the date of grant. As explained in Part I, grants are calculated by reference to the value of shares to facilitate external comparisons and also comparison to other forms of compensation.

PBS awards to be granted in fiscal 2016 will be subject to performance conditions which the Compensation Committees approve as appropriate at the time the grants are made. The precise metrics have not been finalized at the date of this Report, but may be based on similar measures as the awards granted in fiscal 2015, which may include operating income, EBIT, ROIC and TSR, with the precise performance measures, targets and maximums set shortly prior to the grant of the awards. These targets will be disclosed at the end of the performance period (as these targets are deemed strategic and commercially sensitive until then).

Benefits

Benefits in Fiscal 2015 (audited)

The detailed benefits provided to Mr. Arison are described in the footnotes to the single figure table in Section 4.1 below. The detail of benefits provided to Mr. Donald are set out in the All Other Compensation table in the Executive Compensation section of the Proxy Statement.

Benefits in Fiscal 2016 (unaudited)

Benefits provided in fiscal 2016 are expected to be similar to those provided in fiscal 2015.

Pensions

Pensions in Fiscal 2015 (audited)

Details of the pension arrangements that Mr. Arison participated in fiscal 2015 are set out in Section 4.4 below.

No changes to Mr. Arison’s arrangements are anticipated for fiscal 2016.

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ANNEX B

Mr. Donald participated in the Carnival Corporation Fun Ship Savings plan, a qualified 401(k) plan (the “401(k) Plan”) during fiscal 2015. Under this plan, employee contributions are capped at the U.S. Internal Revenue Service (“IRS”) prescribed limits (currently $17,500 per annum or up to $23,000 with catch-up contributions), with an employer matching contribution of up to 50% of this level possible after 12 months of employment), all of which is subject to discrimination testing. Carnival Corporation also operates a profit sharing arrangement under which participants who are deemed highly compensated employees under IRS regulations are paid the equivalent of their annual matching award (less any amount actually contributed by Carnival Corporation to the 401(k) Plan on their behalf as a matching contribution) and profit sharing contribution as additional cash compensation. This is currently set according to a prescribed scale as set out in the section relating to Pension Benefits in the Executive Compensation section of the Proxy Statement.

Pensions in Fiscal 2016 (unaudited)

No material changes to the arrangements as applied in fiscal 2015 are envisaged.

Stock Ownership Guidelines	Stock Ownership Policy (audited) A description of the stock ownership policy applicable to Executive Directors is set out in Part I. Mr. Arison and Mr. Donald comply with the applicable levels.
Non-Executive Directors
Fees

Fees in Fiscal 2015 (not audited)

As described in last year’s Report, during fiscal 2015, Non-Executive Directors were entitled to a $110,000 annual retainer. For fiscal 2015, the Senior Independent Director received an additional retainer of $25,000 per annum. In addition, Non-Executive Directors receive additional compensation for serving as Chairperson of a Board Committee as set out in “Director Compensation” section of the Proxy Statement.

Restricted Stock Awards in Fiscal 2015 (audited)

Each Non-Executive Director re-elected in April 2015 received share awards worth $160,000.

Fees in Fiscal 2016 (not audited)

No material changes to the arrangements as applied in fiscal 2015 are envisaged.

2.2	Service Contracts (not audited)

Because Directors, other than Mr. Donald, do not have formal agreements, it is not feasible to include a table with the unexpired terms. Mr. Donald’s terms are summarized in the Proxy Statement. As explained more fully in the Proxy Statement, Mr. Donald would generally receive one times his base salary and target bonus upon termination.

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ANNEX B

Non-Executive Directors are appointed under terms set out in a letter of appointment. They do not have service contracts and their appointments can be terminated (by the Boards) without any compensation on termination. However, they may retain their share awards (if they have already served for at least one year) and may receive a departing gift of up to $25,000 in value.

3.	Implementation Section (not audited)

3.1	Compensation Committees

The current membership of the Compensation Committees consists of three members who are deemed independent by the Boards of Directors: Randall J. Weisenburger (chairman), Richard J. Glasier and Laura Weil. The members of the Compensation Committees are appointed by the Boards based on the recommendations of the Nominating & Governance Committees. Further details regarding the Compensation Committees (including the number of meetings of the Compensation Committees held in fiscal 2015 and the attendance of the members at such meetings) can be found in the Carnival plc Corporate Governance Report attached as Annex C to the Proxy Statement.

Details of the Compensation Committees’ process for making compensation determinations, including the advice provided by internal colleagues and external advisers is set out in Part I. As stated in Part I, Frederic W. Cook & Co., Inc. (together with its UK affiliated firm, FIT Remuneration Consultants LLP, which is a member of the Remuneration Consultants Group, the UK professional body and complies with its code of conduct) were appointed by the Compensation Committees as their external advisors. They provide no other services to Carnival Corporation & plc and, accordingly, are considered independent by the Compensation Committees and to provide objective advice.

Fees paid to the Compensation Committees’ external advisers in fiscal 2015 were $288,739, such fees being charged on these firms’ standard terms of business for advice provided.

3.2	Shareholder Voting on Remuneration Matters

The Annual Meetings of Shareholders of Carnival Corporation and Carnival plc were held on April 14, 2015. The results of this are outlined in the table below.

	For		Against		Withheld	Broker Non-Votes
Proposal	No. of Votes	%	No. of Votes	%	No. of Votes	No. of Votes
To approve the fiscal 2014 compensation of the Named Executive Officers of Carnival Corporation & plc	547,733,726	86.5%	85,519,983	13.5%	11,961,605	19,882,490
To approve the Directors’ Remuneration Report (other than the Carnival plc Directors’ Remuneration Policy) for the year ended November 30, 2014	541,640,017	85.5%	91,860,187	14.5%	11,715,110	19,882,490

The votes on the various remuneration related resolutions, including on the remuneration policy, held at the 2014 Annual General Meeting were reported in last year’s Directors’ Report and are incorporated by reference into this Directors’ Report.

Carnival Corporation & plc has a long-standing shareholder outreach program and routinely interacts with shareholders on a number of matters, including executive compensation. The Compensation Committees consider all constructive feedback received about executive compensation.

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ANNEX B

In April 2015, shareholders approved our remuneration proposals. Following its review of the 2015 voting results, the Compensation Committees decided that all compensation of Mr. Donald, other than base salary, pensions and benefits, will be 100% at risk and performance-based. We continued to seek and incorporate shareholder feedback in our compensation deliberations. The Compensation Committees have and will continue to consider results from the annual shareholder advisory votes, including the next vote in April 2016, as well as other shareholder input, when reviewing executive compensation programs and policies.

3.3	Performance Graph and Table

Graphs representing TSR performance for both Carnival Corporation and Carnival plc have been included in the Carnival Corporation & plc 2015 Annual Report within the section titled “Stock Performance Graphs” on pages 79 and 80, respectively. The LMCG Regulations require similar tables but comparing to only one recognized index. The tables below show a comparison to the S&P 500 index of which Carnival Corporation is a constituent (as a broad index) for a period from December 1, 2008 to November 30, 2015 and have been calculated on a U.S. dollar basis.

Carnival plc Directors’ Remuneration Report – Part II	B-7

ANNEX B

The following table sets out, for the President and Chief Executive Officer, the total remuneration as seen in the single figure table, the bonus paid as a percentage of the maximum opportunity, and the number of shares that have vested against the maximum number of shares that could have been received over a seven year period.

Year	Name	Single Figure of Total Remuneration ($000)	Annual Bonus as a % of Maximum	PBS Award Vesting as a % of Maximum(1)
2015	Mr.Donald	$11,031	87%	80%
2014	Mr.Donald	$7,241	74%	N/A
2013	Mr.Donald(3)	$1,919	N/A(2)	N/A
2013	Mr.Arison(3)	$2,213	0%	0%
2012	Mr.Arison	$6,196	29%	N/A
2011	Mr.Arison	$5,716	35%	N/A
2010	Mr.Arison	$7,590	53%	N/A
2009	Mr.Arison	$9,769	44%	N/A

(1)	The reference to long-term incentive vesting only includes PBS awards because TBS awards do not have a variable vesting level.
(2)	The annual performance bonus for Mr. Donald is not applicable because for fiscal 2013, he received a fixed bonus amount as provided for in his employment agreement.
(3)	The fiscal 2013 figures have been pro-rated for each to reflect the period in office as a Chief Executive Officer.

3.4	Percentage Change in Pay of Chief Executive Officer Fiscal 2014 to Fiscal 2015

The prescribed pay elements are: salaries, taxable benefits, and annual bonus outcomes. UK staff were selected and retained for the purposes of this comparison as it is a requirement of the LMCG Regulations so the Compensation Committees considered it logical to provide comparison for that jurisdiction. The percentages for UK staff have been calculated using a full time equivalent weighted-average number of UK staff for each year.

	Change in Salary (%)	Change in Benefits (%)	Change in Annual Bonus (%)	Change in Total (%)
CEO	0%	(22.0%)	18.1%	12.4%
Staff	2.5%	2.9%	11.6%	3.3%

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ANNEX B

3.5	Relative Importance of Spend on Pay

(1)	Profit distributed by way of dividend taken as dividends declared set out in the Consolidated Statements of Shareholders’ Equity in the Carnival Corporation & plc joint Annual Report on Form 10-K.
(2)	Profit distributed by way of share buyback returned to shareholders as purchases of treasury stock, inclusive of stock swap benefits, in the Consolidated Statements of Shareholders’ Equity.
(3)

Overall expenditure on pay has been calculated on a broadly consistent approach to the standard UK approach to calculating this amount and includes all global staff using normal accounting conventions for benefits and includes expected value assumptions in respect of share awards and so is not consistent with methodologies used elsewhere in this Part II.

4.	Implementation Section (audited)

4.1	Single Figure Table

Executive Directors

The compensation of the Executive Directors of Carnival Corporation and Carnival plc for fiscal 2015 is as follows.

	Salary		Benefits(1)		Annual Bonus(2)		TBS Award(3)		PBS Award(4)		Pension		Total
$000	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Arnold W. Donald	1,000	1,000	227	291	4,619	3,911	2,375	2,039	2,810	-	-	-	11,031	7,241
Micky Arison	1,000	1,000	210	320	-	-	-	2,550	912	1,211	24	-	2,146	5,081

(1)

Details of the matters for Mr. Donald provided within Benefits are disclosed in (and taken from) the All Other Compensation table in the Executive Compensation section of the Proxy Statement. Benefits provided to Mr. Arison include ($000): private medical health insurance costs ($31), driver and security ($29), personal use of the company Aircraft ($127), and the following other benefits: accidental death or dismemberment insurance premiums, disability insurance premiums, life insurance premiums, automobile lease, automobile repairs and expenses, the opportunity to travel on Carnival Corporation & plc cruise lines for reduced fares ($23). Consistent with past practice, benefits reflect the position under U.S. rules as no UK tax is payable.

(2)

Details of the performance measures and targets applicable to the annual bonus for fiscal 2015 are set out in Section 2.1 above and in Part I of this Report. No element of the annual bonus is subject to deferral.

(3)

TBS figures are the value of the awards granted during the year using the average share price over the last three months of the fiscal year and include dividends actually received in respect of awards in the year. Dividends are paid on unvested Carnival Corporation TBS awards as they arise and have been included in these figures.

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ANNEX B

(4)

The 2015 PBS figures include the value of the 2013 PBS grant for which the performance period ended on November 30, 2015. The 2014 PBS figure includes the value of the portions of the 2012 and 2013 PBS grants released due to Mr. Arison reaching retirement age pursuant to the terms of the associated PBS agreements.

During fiscal 2015, Mr. Donald served as a Non-Executive Director of companies outside the Carnival Corporation & plc group, for which he earned fees totalling $187,000, which he retained.

Non-Executive Directors

The compensation of the Non-Executive Directors of Carnival Corporation and Carnival plc for fiscal 2015 is as follows. The format is different from the preceding table for Executive Directors as certain aspects (such as bonus and pension) do not apply to Non-Executive Directors.

	Fees		Benefits(1)		Restricted Stock/ RSUs(2)		Total
$000	2015	2014	2015	2014	2015	2014	2015	2014
Sir Jonathon Band	112	85	11	16	176	129	299	230
Richard J. Glasier	144	143	2	11	176	129	322	283
Debra Kelly-Ennis	112	83	-	9	190	126	302	221
Sir John Parker	142	114	6	4	176	129	324	247
Stuart Subotnick	154	129	-	5	176	129	330	263
Laura Weil	114	113	-	-	176	129	290	242
Randall J. Weisenburger	144	140	7	5	176	129	327	274

(1)

Details of the matters provided within Benefits are disclosed in and taken from the Director Compensation section of the Proxy Statement. Consistent with past practice, benefits reflect the position under U.S. tax rules.

(2)

Restricted stock awards may be structured as restricted stock (in which case dividends are paid as they arise) or restricted stock units (in which case dividends are rolled-up to vesting) at the election of the director. The reported figures are the value of the awards granted during the year using the average share price over the last three months of the fiscal year and include dividends actually received in respect of those awards in the year.

The aggregate emoluments (being salary, bonuses, fees and benefits, and excluding long-term incentives and pensions) of all Directors during fiscal 2015 was approximately $9.25 million.

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ANNEX B

4.2	Share Plan Awards Made to Directors in Fiscal 2015

The LMCG Regulations require disclosure of awards made in the year plus a table of aggregate outstanding awards, separately detailing awards that vest or are exercised in the year. The latter information is included in Section 4.3 below.

Share Plan Awards Made to Directors During Fiscal 2015
Director	Grant Date	Plan(1)	No. of Shares	Face Value(2) ($)	Threshold Vesting Level %	Vesting Level % at Maximum Performance(3)	Anticipated Vesting Date
Micky Arison	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Arnold W. Donald	1/12/2015	TBS	45,366	2,099,992	N/A	100%	1/12/2018
	4/14/2015	PBS	29,479	1,399,958	50%	200%	4/14/2018
Sir Jonathon Band	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Richard J. Glasier	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Debra Kelly-Ennis	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Sir John Parker	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Stuart Subotnick	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Laura Weil	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018
Randall J. Weisenburger	4/14/2015	Restricted Stock	3,369	159,994	N/A	100%	4/14/2018

(1)

The terms of TBS and PBS awarded to one Executive Director and the terms of restricted stock awarded to Non-Executive Directors and the basis on which these awards are made are summarized in the table above are described in the “Director Compensation” and “Executive Compensation” sections of the Proxy Statement.

(2)	Face values for all are calculated using the closing share prices at the relevant grant dates being: $46.29 at January 12, 2015 and $47.49 at April 14, 2015.
(3)

Only PBS awards have performance measures. These are described in Part I of this Report. Consistent with U.S. practice, these have been included at their target values. To comply with the LMCG Regulations, a column for the maximum percentage (before dividend accrual) has been included and the UK face values should be taken as the reported figure multiplied by those percentages. Similarly, the threshold percentages are expressed as a percentage of target rather than maximum. The performance period for the April 2015 PBS grants is fiscal 2015, 2016 and 2017.

4.3	Directors’ Shareholding and Share Interests

Details of Carnival Corporation & plc’s stock ownership requirements for Executive Directors are set out in Part I. Mr. Arison and Mr. Donald comply with the policy, which require each of them to own Carnival Corporation or Carnival plc shares with a value equivalent to five times his salary.

The stock ownership policy for Non-Executive Directors provides that all Non-Executive Directors are required to own shares (inclusive of unvested restricted stock, RSUs and shares in a trust beneficially owned by the Director) of either Carnival Corporation common stock or Carnival plc ordinary shares with a value equal to four times the cash retainer. New Directors must achieve this requirement no later than five years from the date of their initial election to the Boards by the shareholders. Each of the Non-Executive Directors has already achieved this Board-mandated requirement.

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ANNEX B

The following table shows the total outstanding (plus those exercised during the year) shares under any incentive plans.

Total Share Plan Interests as at November 30, 2015 (or date of cessation, if earlier)
	Share Options			Shares (including Restricted Stock and RSUs)
Executive Director	No. of Securities Underlying Unexercised Options - Exercisable	No. of Securities Underlying Unexercised Options Unexercisable	No. of Shares Acquired on Option Exercise	TBS Awards That Have Not Vested	PBS Awards That Have Not Vested	No. of Shares Acquired on Vesting
Micky Arison	-	-	-	132,985	17,798	86,775
Arnold W. Donald	5,000	-	5,000	99,555	216,084	3,840

Non-Executive Director
Sir Jonathon Band	-	-	-	10,195	N/A	3,840
Richard J. Glasier	10,000	-	10,000	10,195	N/A	3,840
Debra Kelly-Ennis(1)	-	-	-	10,195	N/A	4,120
Sir John Parker	-	-	-	10,195	N/A	3,840
Stuart Subotnick	-	-	-	10,195	N/A	3,840
Laura Weil	-	-	-	10,195	N/A	3,840
Randall J. Weisenburger	-	-	-	10,195	N/A	3,840

(1)

Ms. Kelly-Ennis’ awards prior to fiscal 2014 are in the form of restricted stock units so the dividends are added to the initial shares granted upon vesting. Other Executive Directors and Non-Executive Directors (including Ms. Kelly-Ennis for fiscal 2014 and after) received TBS awards in the form of restricted stock so dividends were paid on outstanding awards.

The aggregate gain on the exercise of share options and on other shares that vested during fiscal 2015 were $74,900 and $5,239,220, respectively. These values are based on the closing prices of Carnival Corporation common stock and Carnival plc ordinary shares on the respective exercise or vesting dates of the shares. All Directors receive Carnival Corporation common stock, which are denominated in U.S. dollars.

Details of the Directors’ interests are as follows*:

	Carnival plc				Carnival Corporation
Directors	Dec. 1, 2014		Nov. 30, 2015		Dec. 1, 2014 **	Nov. 30, 2015 **
Micky Arison(1)	—		—		138,271,621	126,123,090
Sir Jonathon Band	—		—		17,110	20,669
Arnold W. Donald	—		—		74,396	119,879	(3)
Richard J. Glasier	—		—		25,281	24,686
Debra Kelly-Ennis	—		—		3,215	10,811
Sir John Parker	10,004	(2)	10,004	(2)	32,747	36,524
Stuart Subotnick	—		—		33,252	37,262
Laura Weil	—		—		30,048	33,736
Randall J. Weisenburger	—		—		83,472	87,413

*	For consistency with Part I, the above table includes restricted stock (but not RSUs) held.
**

As part of the establishment of the DLC arrangement, Carnival plc issued a special voting share to Carnival Corporation, which transferred such share to the trustee of the P&O Princess Special Voting Trust (the “Trust”), a trust established under the laws of the Cayman Islands. Shares of beneficial interest in the Trust were transferred to Carnival Corporation. The trust shares represent a beneficial interest in the Carnival plc special voting share. Immediately following the transfer, Carnival Corporation distributed such trust shares by way of a dividend to holders of shares of common stock of Carnival Corporation. Under a pairing agreement, the trust shares are paired with, and evidenced by, certificates representing shares of Carnival Corporation common stock on a one-for-one basis. In addition, under the pairing agreement, when

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ANNEX B

a share of Carnival Corporation common stock is issued to a person after the implementation of the DLC arrangement, a paired trust share will be issued at the same time to such person. Each share of Carnival Corporation common stock and the paired trust share may not be transferred separately. The Carnival Corporation common stock and the trust shares (including the beneficial interest in the Carnival plc special voting share) are listed and trade together on the New York Stock Exchange under the ticker symbol “CCL.” Accordingly, each holder of Carnival Corporation common stock is also deemed to be the beneficial owner of an equivalent number of trust shares.

(1)

As of November 30, 2015, includes (i) 3,238,210 shares of common stock held by the Nickel 2003 Revocable Trust, (ii) 85,736,445 shares of common stock held by MA 1994 B Shares, L.P., (iii) 35,465,423 shares of common stock held by the Artsfare 2005 Trust No. 2 by virtue of the authority granted to Mr. Arison under the last will of Ted Arison, (iv) 841,506 shares of common stock held by the NA 2008 Trust and (v) 841,506 shares held by the KA 2008 Trust.

(2)	Includes 7,000 shares owned by GHM Trustees Limited, the trustee of Sir John Parker’s Fixed Unapproved Restricted Retirement Scheme of which Sir John Parker is a discretionary beneficiary.
(3)	Includes 1,807 shares held by The Arnold W. Donald Revocable Trust UAD 5/26/98.

The following changes in the above share interests occurred between December 1, 2015 and January 20, 2016:

	Carnival plc		Carnival Corporation
Directors	Jan. 20, 2016	Dec. 1, 2015	Jan. 20, 2016	Dec. 1, 2015
Sir Jonathon Band	—	—	20,730	20,669
Arnold W. Donald	—	—	157,045	119,879
Debra Kelly-Ennis	—	—	10,868	10,811
Sir John Parker	—	—	36,586	36,524
Stuart Subotnick	—	—	37,441	37,262
Laura Weil	—	—	33,831	33,736
Randall J. Weisenburger	—	—	87,574	87,413

4.4	Total Pension Entitlements

Details of the retirement benefits of current Directors arising from their participation in defined benefit pension arrangements are as follows

Executive Director	Accrued Benefit(1) at Nov. 30, 2015 $000	Increase/(Decrease) in Accrued Benefits Including Inflation $000	Value of Increase/(Decrease) in Accrued Benefits Net of Inflation and Directors’ Contributions $000
Micky Arison	145	1	24
Arnold Donald	--	--	--

(1)

The accrued benefit is that pension which would be paid annually on retirement at the normal retirement age of 65 under the various defined benefit plans described in Part I of the Carnival plc Directors’ Remuneration Report in the Proxy Statement based on service to November 30, 2015. Current Directors are not entitled to any early retirement benefits.

4.5	Payments for Loss of Office

No payments for loss of office (as that term is defined in the LMGC Regulations) were made during the year.

On Behalf of the Board

Randall J. Weisenburger

Chair of the Compensation Committee

February 19, 2016

Carnival plc Directors’ Remuneration Report – Part II	B-13

ANNEX C

CARNIVAL PLC CORPORATE GOVERNANCE REPORT

Corporate Governance

Carnival Corporation and Carnival plc (together referred to as “Carnival Corporation & plc”) operate under a dual listed company arrangement with primary listings in the U.S. and the UK. Accordingly, Carnival Corporation & plc has implemented a single corporate governance framework consistent, to the extent possible, with the governance practices and requirements of both countries. Where there are customs or practices that differ between the two countries, Carnival Corporation & plc has nonetheless sought to be compliant with UK best practices whenever possible. Carnival Corporation & plc believes that its resulting corporate governance framework effectively addresses the corporate governance requirements of both the U.S. and the UK.

Corporate Governance Guidelines

Carnival Corporation & plc has adopted corporate governance guidelines (the “Guidelines”) that set forth the general governance principles approved by the Boards of Directors. These principles are available on Carnival Corporation & plc’s website and are summarized as follows:

•

A majority of the members of each of the Boards must be independent in accordance with the corporate governance rules applicable to companies listed on the New York Stock Exchange and the London Stock Exchange.

•

The Boards will each have at all times an Audit Committee, a Compensation Committee, a Health, Environmental, Safety & Security (“HESS”) Committee and a Nominating & Governance Committee (collectively, the “Committees”). All the members of the Committees will be independent Directors under the criteria applicable to companies listed on the New York Stock Exchange, the London Stock Exchange and any other applicable regulatory requirements. Each Committee has its own written charter, which principally sets forth the purposes, goals and responsibilities of the Committees.

•

The Nominating & Governance Committees will review with the Boards, on an annual basis, the requisite skills and characteristics of new Board members, as well as the composition of the Boards as a whole. The Nominating & Governance Committees will assess and recommend Board candidates for appointment as Directors.

•

The responsibilities of the Directors are laid out in the Guidelines and cover matters such as the Directors’ duties to Carnival Corporation & plc and its shareholders, attendance at meetings and the annual review of Carnival Corporation & plc’s long-term strategic plans and the principal issues that Carnival Corporation & plc may face in the future.

•

The Non-Executive Directors shall appoint a Senior Independent Director to preside at meetings of the Non-Executive Directors and at Board meetings in the absence of the Chairman, and to serve as the principal liaison for Non-Executive Directors.

•

Directors have free and full access to officers and employees of Carnival Corporation & plc, to the advice and services of the Company Secretary to the Boards and to independent professional advice at the expense of Carnival Corporation & plc.

•

The Compensation Committees will recommend the form and amount of Director and senior executive compensation in accordance with the policies and principles set forth in its charter and conduct an annual review thereof. In particular, the Compensation Committees will annually review the compensation of the Chief Executive Officer (“CEO”) and his performance to enable the CEO to provide strong leadership for Carnival Corporation & plc in the short and long-term.

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•	The Boards and the Nominating & Governance Committees are responsible for CEO succession planning.
•	The Nominating & Governance Committees will maintain orientation programs for new Directors and continuing education programs for all Directors.
•	The Boards will conduct an annual performance evaluation to determine whether they, their Committees and individual Directors are functioning effectively.
•	The Non-Executive Directors will meet at least annually under the direction of the Senior Independent Director to conduct an appraisal of the Chairman’s performance.
•

All shareholders may communicate with the Boards by addressing all communications to the Company Secretary, who must forward any item requiring immediate attention to the Senior Independent Director, who must in turn notify the Boards of any matters for discussion or action as appropriate.

Carnival Corporation & plc monitors governance developments in the U.S. and the UK to support a vigorous and effective corporate governance framework.

Set out below is a statement of how Carnival Corporation & plc has applied the main principles of the UK Corporate Governance Code (formerly known as the Combined Code) published by the UK Financial Reporting Council in September 2014 (the “Corporate Governance Code”) during the year ended November 30, 2015. A copy of the Corporate Governance Code is available on the website of the UK Financial Reporting Council at www.frc.org.uk. The requirements of rule 7.2.6R of the UK Listing Authority’s Disclosure and Transparency Rules can be found in the Carnival plc Directors’ Report in Annex A of the Proxy Statement.

Board Composition

Each of the Boards of Directors is currently comprised of nine members, of which two are Executive Directors and seven are Non-Executive Directors. Each member of the Boards has served for the full year. All Directors are required to submit themselves for annual re-election. The biographical details of the members of the Boards standing for re-election and their qualifications to serve as Board and Committee members are contained in the Proxy Statement. All Directors serving during the year ended November 30, 2015 have been subject to a formal performance evaluation during the year, as described below.

As of the date of this report, 22% of the members of the Boards are women (being two of nine members). The Boards have expressed their intent to fill the next Board vacancy with a female candidate, where skill set and experience for the vacancy can be met to achieve a target of 25% female Board members. The Boards expect to achieve this target in 2016.

Board Balance and Independence

As part of the Boards’ annual independence assessment, each Director was required to complete an independence questionnaire. All questionnaires were reviewed and assessed by the full Board. Following this review, all of the seven nominees for re-election as Non-Executive Directors are considered by the Boards to be independent in accordance with the corporate governance rules of the New York Stock Exchange and the London Stock Exchange. Richard J. Glasier, Sir John Parker and Stuart Subotnick have been Non-Executive Directors for more than nine years from the date of their first election to the Boards. However, notwithstanding this fact, the Boards have determined that each of those Directors is independent for the reasons set forth below.

Consistent with U.S. practice, the Boards believe that length of tenure should be only one of the factors considered with respect to the independence of Directors and, accordingly, that tenure alone should not result in the loss of independence. The Boards believe that automatic loss of independence status for Directors due to tenure would effectively operate as a term limit for independent Directors and result

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in the loss of the valuable contributions of Directors who have been able to develop over time increasing insight into Carnival Corporation & plc and its operations. The Boards prefer to rely on rigorous annual evaluations of individual Directors to review their objectivity and independence, as well as their overall effectiveness as Directors. All Directors are also subject to annual re-election by shareholders following individual evaluations and recommendations by the Nominating & Governance Committees.

Directors’ Indemnities

As at the date of this report, indemnities are in force under which Carnival Corporation & plc have agreed to indemnify the Directors of Carnival Corporation & plc, to the extent permitted by law and the Third Amended and Restated Articles of Incorporation of Carnival Corporation and the Articles of Association of Carnival plc, in respect of all losses arising out of, or in connection with, the execution of their powers, duties and responsibilities, as Directors of Carnival plc. Carnival Corporation & plc maintains insurance to indemnify the Directors when it is unable to do so due to insolvency or as a result of a derivative suit.

Board Procedures and Responsibilities

Meetings of the Boards are held on a regular basis to enable the Boards to properly discharge their responsibilities. During the year ended November 30, 2015, the Board of Directors of Carnival plc held a total of six meetings. All Board meetings during the year were attended by the full Board. In addition, the Non-Executive Directors meet periodically during the year with the Chairman of the Boards with no other Executive Directors present.

The agenda for each Board meeting and meeting schedules are prepared by the Chairman and reviewed and approved by Stuart Subotnick, the Senior Independent Director, to enable the flow of relevant information to the Boards. Each Board member is entitled to suggest the inclusion of items on the agenda and to raise at any Board meetings subjects that are not on the agenda for that meeting.

Non-Executive Directors are required to allocate sufficient time to meet the expectations of their role. The consent of the Chairman and the Senior Independent Director must be sought before accepting additional directorships that might affect the time a Non-Executive Director of Carnival Corporation & plc is able to devote to that role.

The Boards have resolved that Executive Directors may not serve as a Non-Executive Board member on more than one FTSE 100 or Fortune 100 company nor as the Chairperson of such a company.

Board Structures and Delegation to Management

The basic responsibility of the Directors is to exercise their business judgment in the way they consider, in good faith, would be most likely to promote the success of Carnival Corporation & plc and for the benefit of the shareholders as a whole. Further details of the responsibilities of the Directors are set out in the Guidelines. The Boards have a formal schedule of matters specifically reserved to them for decision, which includes the approval of annual, interim and quarterly results and financial statements, dividends, significant changes in accounting policy, material acquisitions and disposals, material agreements, major capital expenditures, annual operating plans, strategic plans, treasury policy, risk management policy, material changes to employee incentive plans as well as approval of share awards or other share-related benefits, and health, environmental, safety, security and sustainability policies.

Details of the Committees of the Boards are set out in the section below. In addition, any matters reserved for the Boards that arise between formal Board meetings that need to be resolved are delegated to an Executive Committee, comprising two Executive Directors and a Non-Executive

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Director. Any resolutions made by the Executive Committee are presented for ratification by the Board of Directors at the next Board meeting.

The strategic management and direction of, and significant commercial decisions in relation to, global operations of Carnival Corporation & plc, except to the extent reserved to the full Boards under their schedule of reserved matters, is delegated by the Boards to the Boards of subsidiary companies within the group and to management committees of the Boards, which in turn delegate to local management as appropriate.

Committees of the Boards

The following Committees have operated throughout the year. Each Committee has a written charter, copies of which can be found on Carnival Corporation & plc’s website at www.carnivalcorp.com or www.carnivalplc.com.

Audit Committees

The Audit Committees of the Boards are comprised of the following four independent Non-Executive Directors: Richard J. Glasier (chairman), Stuart Subotnick, Laura Weil and Randall J. Weisenburger. The Board of Carnival plc has determined that each member of the Audit Committees has “recent and relevant financial experience” for the purposes of the Corporate Governance Code. The qualifications of each member of the Audit Committees are contained in the Proxy Statement.

The Audit Committees are typically scheduled to meet at least 13 times a year and at other times if required, with a minimum of four meetings per year as required by the Audit Committees’ charter. The Chief Financial Officer, the Chief Accounting Officer, the General Counsel and the Chief Audit Officer, who is responsible for the internal audit function and enterprise risk management facilitation within Carnival Corporation & plc, and representatives from the external auditors normally attend meetings at the invitation of the Audit Committees. During the year, 14 meetings of the Carnival plc Audit Committee were held, which were attended by all members.

The main role and responsibilities of the Audit Committees are to review the principal risks or exposures of Carnival Corporation & plc (other than health, environmental, safety, security and sustainability matters), the adequacy of internal controls, the quarterly, interim and annual consolidated financial statements, any formal announcements relating to the Carnival Corporation & plc’s financial performance, the appointment, replacement, reassignment or dismissal of the Chief Audit Officer, to liaise with, appoint and assess the effectiveness and independence of, the external auditors, assisting the Boards, if so requested, in ensuring that the annual report and accounts of Carnival plc, taken as a whole, is fair and balanced and understandable and provides the information necessary for shareholders of Carnival plc to assess Carnival plc’s position and performance, business model and strategy and to review compliance with the Carnival Corporation & plc Code of Business Conduct and Ethics. The Audit Committees have established and monitor the procedures for receipt of employee complaints regarding any alleged fraud or violations of law.

In fulfilling their responsibilities during the year, the Audit Committees have, among other things:

•	Reviewed the quarterly and annual financial results of Carnival Corporation & plc, including accounting matters and key factors affecting financial results and future forecasts;
•

Reviewed financial statements and related disclosures, and other proposed filings with the U.S. Securities and Exchange Commission (“SEC”) and draft earnings press releases of Carnival Corporation & plc;

•

Reviewed the form and content of the annual reports and accounts, including the Strategic Report (including the going concern confirmation, the viability statement, the assessment of internal control and risk assessment, and the annual risk management and/or mitigation of principal risks),

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financial statements and Directors’ Report, to be presented to shareholders of Carnival plc at the half year and at the year end;
•	Confirmed completion of certification letters, disclosure controls and procedure checklists and loss contingency memos from all reporting units;
•	Received briefings on Carnival Corporation & plc’s Sarbanes-Oxley 404 compliance program;
•

Reviewed reporting from the independent auditors concerning the audit work performed, identified internal control deficiencies and accounting issues, and all relationships between the independent auditors and Carnival Corporation & plc;

•	Reviewed and approved fees for audit and non-audit related services provided by Carnival Corporation & plc’s independent auditors;
•	Received and reviewed various reports from the independent auditors regarding the planning, status, execution and conclusions of their work;
•

Received reporting, as well as quarterly briefings from the Risk Advisory & Assurance Services (“RAAS”) Department concerning results from their internal auditing work. Reporting included significant findings, any identified internal control deficiencies and management plans for remedial action;

•

Reviewed reports of the RAAS Department issued under the Carnival Corporation & plc’s enterprise risk management program, as well as the company-wide audit risk assessment, historical audit coverage and audit plan for the upcoming year;

•

Reviewed reports of the RAAS Department concerning progress against their audit plan, department staffing and professional qualifications, and the status of management action plans for previously identified action steps;

•	Reviewed reports of the Global Information Technology Department regarding data security, including cybersecurity;
•	Reviewed the status of complaints received through Carnival Corporation & plc’s third-party administered hotline and other channels; and
•	Reviewed and approved certain swap transactions that are exempt from the clearing requirements under the Commodity Exchange Act, as amended, and reviewed our policies governing the use of such swaps.

Compensation Committees

The Compensation Committees of the Boards are comprised of the following three independent Non-Executive Directors: Randall J. Weisenburger (chairman), Richard J. Glasier and Laura Weil.

The Compensation Committees are scheduled to meet at least four times a year and at other times if required. Executive Directors are invited to attend for appropriate items, but are excluded when their own performance and remuneration are being discussed and determined. During the year, four meetings of the Carnival plc Compensation Committees were held, which were attended by all members. The Compensation Committees also acted on one occasion by unanimous written consent.

The Compensation Committees are responsible for the evaluation and approval of the Director and officer compensation plans, policies and programs of Carnival Corporation & plc. They annually review and approve corporate goals and objectives relevant to the CEO’s compensation and determine and approve the CEO’s compensation. They also annually determine and approve the compensation of all other Executive Directors and other senior officers and make recommendations to the Boards with respect to the compensation of the Non-Executive Directors. The Compensation Committees are empowered to retain compensation consultants of their choice to be used to assist in the evaluation of compensation issues.

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HESS Committees

The HESS Committees of the Boards are comprised of the following three independent Non-Executive Directors: Sir John Parker (chairman), Sir Jonathon Band, and Debra Kelly-Ennis.

The HESS Committees are scheduled to meet at least four times per year as required by the HESS Committees’ charter, and meet at other times if required. During the year, four meetings of the Carnival plc HESS Committee were held, which were attended by all members. The CEO and the Chief Executive Officers of our cruise brands also attend meetings of the HESS Committees.

The principal function of the HESS Committees is to assist the Boards in fulfilling their responsibility to supervise and monitor Carnival Corporation & plc’s health, environmental, safety, security and sustainability policies, programs, initiatives at sea and ashore, and compliance with legal and regulatory requirements relating to health, environmental, safety, security and sustainability. The HESS Committees receive quarterly reporting from the Carnival Corporation & plc Maritime Policy and Analysis Department regarding the status of Carnival Corporation & plc’s Environmental Compliance Plan and from the RAAS Department regarding the vessel auditing program, as well as any instances of non-compliance and planned remedial action.

Nominating & Governance Committees

The Nominating & Governance Committees of the Boards are comprised of the following four independent Non-Executive Directors: Stuart Subotnick (chairman), Richard J. Glasier, Sir John Parker and Randall J. Weisenburger. The qualifications of each member of the Nominating & Governance Committees are contained in the Proxy Statement.

The Nominating & Governance Committees meet periodically as required. During the year, five meetings of the Carnival plc Nominating & Governance Committee were held, which were attended by all members.

The principal function of the Nominating & Governance Committees is to assess and recommend to the Boards candidates for appointment as Directors of Carnival Corporation & plc and members of the Committees and to assist the Boards with CEO succession planning. Further details on the succession planning process and the Nominating & Governance Committees’ approach to diversity are contained in the Proxy Statement under the heading “Board Structure and Committee Meetings,” and which is incorporated by reference into this Corporate Governance Report. They are also responsible for establishing procedures to exercise oversight of the evaluation of the Boards and management and the maintenance of orientation programs for new Directors, continuing education for all Directors and for annually reviewing and reassessing the adequacy of the Guidelines and recommending any proposed changes to the Boards for approval.

Carnival plc Supplement to the Report of the Audit Committees

Certain information required to be included in the Carnival plc Report of the Audit Committee is set forth in the Report of the Audit Committees that can be found on page 69 of the Proxy Statement, and which is incorporated by reference into this Corporate Governance Report. The principal purpose of this Carnival plc Supplement to the Report of the Audit Committees is to comply with the Corporate Governance Code requirements, which are only applicable to Carnival plc.

Significant Accounting Judgments

The significant areas considered by the Carnival plc Audit Committee and discussed with the Carnival plc external auditors, PricewaterhouseCoopers LLP (“PwC”), for fiscal 2015 were as follows:

•	Impairment Reviews of AIDA Cruises (“AIDA”), Costa Cruises (“Costa”) and Cunard Goodwill: The Audit Committee considered whether the carrying value of AIDA’s, Costa’s and Cunard’s goodwill

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held by Carnival plc should be impaired. The judgment in relation to the impairment assessments largely relates to the assumptions underlying the calculation of the fair value less the cost of selling (market participant) model. The Audit Committee evaluated the key assumptions, including assessing sensitivities, related to net revenue yields; net cruise costs, including fuel prices; capacity changes; weighted-average cost of capital and long-term growth rates. The Audit Committee performed this evaluation using reports received from management, including the Board approved strategic plan, outlining the basis for assumptions used. The Audit Committee determined that these key assumptions were reasonable and that AIDA’s, Costa’s and Cunard’s goodwill was not impaired as of July 31, 2015 and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 11).

•

Impairment Reviews of Certain Costa, P&O Cruises (Australia) and P&O Cruises (UK) Ships. The Audit Committee considered whether the carrying value of certain ships within these fleets may be impaired. The judgment in relation to impairment largely relates to the assumptions underlying the calculation of the value in use of the ship being tested for impairment, primarily whether the strategic plan for these ships is achievable and the overall macroeconomic assumptions that underpin the valuation process. The Audit Committee evaluated the key assumptions, including assessing sensitivities, related to net revenue yields, net cruise costs, including fuel prices, life of these ships, estimated sale values, probability of sale occurring and recoverability of proceeds and discount rate. The Audit Committee addressed these matters using reports received from management outlining the basis for assumptions used. The strategic plan for these ships used in the calculation was reviewed by the Audit Committee. The Audit Committee has determined that the judgments made by management are reasonable and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 10).

•

The January 2012 ship incident. The Audit Committee considered whether the exposure to personal injury, loss or damage to personal property, business interruption losses or environmental damages to any affected coastal waters and surrounding areas and legal claims and the amounts recoverable under insurance are appropriate. The Audit Committee received briefings of the expected future costs, legal claims received and paid and reports from the insurance companies on the status of payments and claims. The Audit Committee has agreed the approach for the estimation of these costs and recoverable amounts with management and determined that the judgments made by management are reasonable and that appropriate disclosures have been made in the Carnival plc consolidated IFRS financial statements (see Note 23).

•	Risks of fraud in relation to revenue recognition. The Audit Committee considered the presumed risks of fraud as defined by auditing standards and was satisfied that there were no significant issues.

External Auditors and Audit Tendering

The Audit Committees have the responsibility for making a recommendation on the appointment, reappointment and removal of the external auditors. PwC was recommended by the Audit Committees for reappointment as auditors of Carnival plc at the Annual General Meeting held in April 2015, and reappointment was approved by the shareholders. The Audit Committees also reappointed PwC as Carnival Corporation’s independent registered certified public accounting firm, as ratified by the shareholders at the April 2015 Annual General Meeting. In addition, the policy of the Audit Committees is to undertake a formal assessment of the auditor’s independence each year, which includes:

•	a review of non-audit services provided and related fees;
•

discussion with the auditors pertaining to a written report detailing all relationships with Carnival Corporation & plc and any other party that could affect the independence or the objectivity of the auditors; and

•	evaluation with the Boards and management of the effectiveness of the external audit process.

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PwC has served as Carnival Corporation’s independent auditor from 1986 to 2002. In 2003, following formation of the DLC arrangement between Carnival Corporation and Carnival plc, the independent audits for the consolidated entity, Carnival Corporation & plc, and Carnival plc were tendered. Deloitte & Touche LLP, KPMG LLP and PwC participated in these tenders. Upon completion of this tender process, the Audit Committees decided to recommend to the shareholders that PwC be appointed as the Carnival Corporation and Carnival plc independent auditors for fiscal 2003, an annual recommendation that has continued through to this date.

The comply-or-explain provision in the Corporate Governance Code on audit tendering continues to apply to Carnival plc this year and Carnival plc has also had to take account of the developments in this area from both the European Union (“EU”) and the UK Competition and Markets Authority’s (“CMA”), which will affect Carnival plc from 2016 onwards. The EU rules are subject to a detailed implementation process in the UK, as in other member states.

The relevant EU regulation requires mandatory rotation of audit firms every ten years, but member states of the EU may instead allow a tender process as a result of which the incumbent may be reappointed after ten years for an additional ten years, in which case the audit firm must be replaced after 20 years at the latest. The UK Government has confirmed that it has taken up this option to provide for the extension of the maximum duration of the audit engagement to up to 20 years, subject to re-tendering at least every ten years (the “Member State Option”). The EU regulation also sets out transitional rules that determine the latest date for the initial rotation or tender process. PwC has been Carnival plc’s auditor since 2003, so the transitional rules state that they may not be reappointed more than nine years after June 2014, effectively meaning that the audit firm must be changed for the fiscal 2024 audit at the latest. In Carnival plc’s case, the CMA’s transitional rules have the same effect as the EU regulation.

The last audit tender was carried out in 2003. Going forward, Carnival plc will adopt a policy that complies with the Corporate Governance Code and the EU and CMA requirements and Carnival plc will hold an audit tender at least every ten years and change auditors at least every 20 years. Our reasons for not putting the audits out for tender for fiscal 2016 are as follows:

•

The Audit Committees meet regularly with PwC in executive sessions, where management is not present. These executive sessions, which are not required under UK or U.S. regulations, further support PwC’s independence from management.

•

The Audit Committees’ Key Policies and Procedures establish a framework to monitor and maintain PwC’s independence. These Key Policies and Procedures require, among other things, pre-approval from the Audit Committees for audit and permissible non-audit services prior to the performance of any such services in accordance with UK and U.S. regulations. The Audit Committees only approve services to be provided by PwC that are consistent with these regulations, which helps to support auditor independence.

•	The communication between the Audit Committees and PwC has been timely and informative, which has assisted the Audit Committees in the performance of their oversight responsibilities.
•

The Audit Committees and management believe that PwC has performed the audits of Carnival Corporation & plc and Carnival plc with proper professional skepticism and demonstrated the necessary knowledge, experience and skills to meet their audit requirements.

•

PwC is one of the largest independent audit firms in the world. In addition, PwC is uniquely qualified because they are the auditors for the three largest public cruise companies in the world, which comprise over 75% of the global cruise industry. As such, it has an exceptional level of understanding of the cruise industry, the significant accounting principles used by it and the economic environment in which it operates.

•	Carnival Corporation & plc have periodically undertaken internal surveys to confirm PwC’s qualifications and performance, the quality and candor of their communication with the Audit

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Committees and management and their independence, objectivity and professional skepticism. The results of these surveys have supported the Audit Committees’ and management’s recommendations to appoint PwC as the independent auditors of Carnival Corporation & plc and Carnival plc.

•

PwC’s lead audit engagement partner for Carnival Corporation & plc and its engagement partner for Carnival plc are rotated from the engagement at least every five years. The PwC subsidiary engagement partners are rotated from these engagements at least every seven years. The Audit Committees and management believe the partner rotations support an independent auditor view of our operations and provide fresh insights into the audit processes.

•	Based on the review and analysis of audit fees of comparable public companies, the Audit Committees and management believe the PwC audit fees are competitive.

The Audit Committees continue to be confident that the effectiveness and independence of the external auditors is not impaired in any way. There are no contractual restrictions on the choice of external auditor and, therefore, a resolution proposing the reappointment of PwC as external auditors will be put to the Carnival plc shareholders at the 2016 Annual General Meeting.

The fees payable to PwC in respect of the audit and non-audit services provided to Carnival plc during fiscal 2015 were $2.0 million and $0.2 million, respectively. The policy on Audit Committee pre-approval and permissible non-audit work of the independent auditors, are set out in the Proxy Statement under the heading “Independent Registered Certified Public Accounting Firm,” which is incorporated by reference into this Corporate Governance Report.

On behalf of the Audit Committee

Richard J. Glasier

Chairman of the Audit Committee

Information and Professional Development

The Company Secretary is required to provide members of the Boards with appropriate information in advance of each meeting and Directors are required to devote adequate preparation time reviewing this information in advance of each meeting. The Company Secretary is also responsible for advising the Boards through the Chairman on all corporate governance matters.

All Directors have access to the advice and services of the Company Secretary and are permitted to obtain independent professional advice, at Carnival Corporation & plc’s expense, as he or she may deem necessary to discharge his or her responsibilities as a Director. A Director is required to inform the Senior Independent Director of his or her intention to do so.

Directors are offered the opportunity to attend training programs of their choice. The subject matter and content of such programs are reviewed periodically during the year.

Board Performance Evaluations

During fiscal 2015, the Nominating & Governance Committees conducted performance evaluations of the Boards, the Boards’ Committees and the members of our Boards of Directors. The performance review of Micky Arison, in his role as Chairman, was conducted separately by the Non-Executive Directors, led by the Senior Independent Director, Stuart Subotnick, taking into account the view of the other Executive Director.

As part of the Boards’ evaluation exercise, each Director was required to complete a questionnaire about the performance of the Boards and their Committees. All questionnaires were reviewed and assessed by the Nominating & Governance Committees.

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In addition, the Nominating & Governance Committees reviewed the individual performance of each Director focusing on his or her contribution to Carnival Corporation & plc, and specifically focusing on areas of potential improvement. In making their assessment, the Nominating & Governance Committees reviewed considerations of age, diversity, experience and skills in the context of the needs of the Boards, and with the aim of achieving an appropriate balance on the Boards.

The Nominating & Governance Committees also discussed and reviewed with Non-Executive Directors any significant time commitments they have with other companies or organizations. In addition, the number of directorships held by Non-Executive Directors was taken into account, in line with Carnival Corporation & plc’s policy on limiting multiple appointments.

The Nominating & Governance Committees reported the results of the reviews to the Boards, concluding that each Director was an effective member of the Boards and had sufficient time to carry out properly their respective commitments to the Boards, their Committees and all other such duties as were required of them. It is the view of the Nominating & Governance Committees that the Boards continued to operate effectively during fiscal 2015.

During fiscal 2015, the Nominating & Governance Committees also reviewed their own performance against their respective charters by completing questionnaires that were provided to the Chairman of the Nominating & Governance Committees. The results of such reviews were discussed among the members and reported to the Boards. The Boards concluded that the Nominating & Governance Committees continued to function effectively and continued to meet the requirements of their respective charters.

The Corporate Governance Code requires that an externally facilitated evaluation on the Board’s effectiveness be undertaken at least once every third year. During fiscal 2015, we did not have an externally facilitated evaluation because we believe our internal evaluation process is both robust and thorough. In January 2016, the Nominating & Governance Committees engaged a third-party governance expert to perform an assessment of the effectiveness of the Boards. The third-party governance expert will interview each Director and members of senior management who interact substantially with the Board, review the results of the assessment with the Senior Independent Director and then organize and summarize the assessment for discussion with the full Board.

Directors’ Remuneration

The Carnival plc Directors’ Remuneration Report is presented in two parts, with Part I forming part of the Proxy Statement to which this report is annexed and Part II being attached as Annex B to that Proxy Statement. A resolution to approve the Directors’ Remuneration Report will be proposed at the forthcoming Annual General Meeting.

Relations with Shareholders

The formal channels of communication by which the Boards communicate to shareholders the overall performance of Carnival Corporation & plc are the Annual Reports, Carnival plc half yearly financial report, joint Annual Report on Form 10-K, joint Quarterly Reports on Form 10-Q and joint Current Reports on Form 8-K, the Proxy Statement and press releases.

Senior management and Non-Executive Directors of Carnival Corporation & plc meet periodically with representatives of institutional shareholders to discuss their views and to enable the strategies and objectives of Carnival Corporation & plc to be well understood. Issues discussed with institutional shareholders include executive compensation, performance, business strategies and any corporate governance concerns.

Presentations are made to representatives of the investment community periodically in the U.S., the UK and elsewhere. Results of each fiscal quarter are reviewed with the investment community and others following each quarter on conference calls that are broadcast live over the Internet.

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The Boards receive periodic briefings from management regarding feedback and information obtained from Carnival Corporation & plc’s shareholders and brokers. During fiscal 2015, Carnival Corporation & plc’s management and its corporate brokers made presentations to the Boards regarding shareholder issues. The Boards’ members were also provided with copies of reports prepared by key market analysts.

Shareholders will have the opportunity at the forthcoming Annual General Meeting, notice of which is contained in the Proxy Statement to which this report is annexed, to put questions to the Boards, including the Chairpersons of the Committees of the Boards.

The Boards have implemented procedures to facilitate communications between shareholders or interested parties and the Boards. Shareholders or interested parties who wish to communicate with the boards or the Senior Independent Director should address their communications to the attention of the Company Secretary of Carnival Corporation & plc at 3655 N.W. 87th Avenue, Miami, Florida 33178-2428 U.S.A. The Company Secretary maintains a log of all such communications and promptly forwards to the Senior Independent Director, Stuart Subotnick, those which the Company Secretary believes require immediate attention, and also periodically provides the Senior Independent Director with a summary of all such communications and any responsive action taken. The Senior Independent Director notifies the Boards or the Chairman of the relevant Committees of the Boards of those matters that he believes are appropriate for further action or discussion.

Annual Meetings of Shareholders

As we have shareholders in both the UK and the U.S., we rotate the location of the Annual Meetings between the UK and the U.S. each year in order to accommodate shareholders on both sides of the Atlantic. Last year we held our Annual Meetings in the United Kingdom, and this year we will be holding them in the United States.

This year the Annual Meetings will be held at the Four Seasons Hotel, 57 East 57th Street, New York, New York 10022, United States on Thursday, April 14, 2016. The meetings will commence at 8:30 a.m. (EDT), and although technically two separate meetings (the Carnival plc meeting will begin first), shareholders of Carnival Corporation may attend the Carnival plc meeting and vice-versa.

We are also offering an audio replay of the business portion of the Annual Meetings, which will be available shortly after the meetings at www.carnivalcorp.com or www.carnivalplc.com.

Directors’ Responsibility for Financial Statements

The Statement of Directors’ Responsibilities in relation to the Carnival plc financial statements follows the Carnival plc Directors’ Report in Annex A of the Proxy Statement.

Statement of Compliance with the Corporate Governance Code published by the UK Financial Reporting Council in September 2014

Carnival Corporation & plc has applied the main principles of the Corporate Governance Code and complied with its provisions throughout the year ended November 30, 2015, with the following exceptions:

•	there was no externally facilitated evaluation of the Boards’ effectiveness;
•	there are no performance conditions attaching to the vesting of the majority of the outstanding equity-based awards;
•

until 2006, certain Non-Executive Directors received share options and certain of those options remain outstanding, however, since 2007 all equity-based awards were made in the form of restricted shares or restricted share unit awards;

•	annual bonuses of U.S. Executive Directors form part of their pensionable salary; and
•	there was no audit tender during 2015.

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ANNEX C

The above matters of non-compliance are explained in the Carnival plc Directors’ Remuneration Report attached as Annex B to the Proxy Statement, with the exception of the externally facilitated evaluation and audit tender, which are explained above in this Corporate Governance Report.

By order of the Board

Arnaldo Perez

Company Secretary

February 19, 2016

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ATTN: DOREEN FURNARI 3655 N.W. 87TH AVENUE MIAMI, FL 33178-2428

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M99309-P72566	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARNIVAL CORPORATION

The boards of directors unanimously recommend that you cast your vote “FOR” Proposals 1-17.	For	Against	Abstain
1. To re-elect Micky Arison as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐		For	Against	Abstain
2. To re-elect Sir Jonathon Band as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐

12.   To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors for Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm for Carnival Corporation.

					☐	☐	☐
3. To re-elect Arnold W. Donald as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐
4. To re-elect Richard J. Glasier as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐	13. To authorize the Audit Committee of Carnival plc to agree the remuneration of the independent auditors of Carnival plc.	☐	☐	☐
5. To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐	14. To receive the UK accounts and reports of the Directors and auditors of Carnival plc for the year ended November 30, 2015 (in accordance with legal requirements applicable to UK companies).	☐	☐	☐
6. To re-elect Sir John Parker as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐
7. To re-elect Stuart Subotnick as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐	15. To approve the giving of authority for the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
8. To re-elect Laura Weil as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐	16. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc (in accordance with customary practice for UK companies).	☐	☐	☐
9. To re-elect Randall J. Weisenburger as a director of Carnival Corporation and as a director of Carnival plc.	☐	☐	☐

17.   To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market (in accordance with legal requirements applicable to UK companies desiring to implement share buy back programs).

					☐	☐	☐
10. To hold an advisory vote to approve executive compensation.	☐	☐	☐
11. To approve the Carnival plc Directors’ Remuneration Report (in accordance with legal requirements applicable to UK companies).	☐	☐	☐	18. To transact such other business as may properly come before the meeting.	☐	☐	☐
PERSONS WHO DO NOT INDICATE ATTENDANCE AT THE ANNUAL MEETING ON THIS PROXY CARD WILL BE REQUIRED TO PRESENT PROOF OF STOCK OWNERSHIP TO ATTEND.				Please indicate if you plan to attend this meeting.	☐ Yes	☐ No

(Please sign exactly as name appears above.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M99310-P72566

CARNIVAL CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 14, 2016

The undersigned shareholders of Carnival Corporation hereby revoke all prior proxies and appoint Micky Arison and Arnaldo Perez, and each of them, proxies and attorneys in fact, each with full power of substitution, with all the powers the undersigned would possess if personally present, to vote all shares of common stock of Carnival Corporation which the undersigned is entitled to vote at the annual meeting of shareholders to be held on April 14, 2016 or any postponement or adjournment of the annual meeting.

The shares represented by this Proxy will be voted as specified herein. If not otherwise specified, such shares will be voted by the proxies FOR Proposals 1-17.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side

Carnival PLC

Admission Card Annual General Meeting Thursday, April 14, 2016 at 8:30 a.m. (EDT) Venue

Four Seasons Hotel 57 East 57th Street New York, New York 10022

Notice of Availability – important, please read carefully:

You can now access the 2015 Strategic Report and Financial Statements and Notice of Annual General Meetings at www.carnivalplc.com. You can submit your proxy via the internet at www.sharevote.co.uk.

If you come to the meeting please bring this card with you. It is evidence of your right to attend and vote at the meeting and will help you gain admission as quickly as possible. Please also see overleaf.

Notes

1 A shareholder entitled to attend and vote at the meeting may appoint one or more proxies to attend, speak and vote instead of him. All of the proposed resolutions will be voted on a poll. A proxy need not be a shareholder of the Company.

2. A shareholder who appoints more than one proxy must appoint each proxy to exercise the votes attaching to specified shares held by that shareholder. To appoint more than one proxy, (an) additional proxy card(s) may be obtained by contacting the Company’s registrars on 0371 384 2665* from within the United Kingdom (or +44 (0)121 415 7107 from elsewhere) or you may photocopy this proxy card.

Please indicate in the box next to the proxy holder’s name the number of shares in relation to which they are authorised to act as your proxy. Please also indicate by ticking the box provided if the proxy instruction is one of multiple instructions being given. All proxy cards must be signed and should be returned together in the same envelope. When two or more valid proxy appointments are delivered or received in respect of the same share for use at the same meeting, the one which was executed last shall be treated as replacing and revoking the others in their entirety as regards that share. If the Company is unable to determine which was executed last, none of them shall be valid in respect of that share.

3. To be valid, your signed and dated proxy card must be completed, signed and deposited together with any power of attorney or authority under which it is signed or a certified copy of such power of attorney or authority (whether delivered personally or by post), at the offices of the Company’s registrars, Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA as soon as possible and no later than 1:30 p.m. (BST) on April 12, 2016. In the case of a corporation, the proxy card should be executed under its common seal and/or the hand of a duly authorised officer or person.

4. The ‘Vote Abstained’ box is provided to enable you to abstain on any particular resolution. However, it should be noted that a ‘vote abstained’ is not a vote in law and will not be counted in the calculation of the proportion of votes ‘for’ and ‘against’ a resolution but will be counted to establish if a quorum is present.

5. If you would like to submit your proxy vote via the Internet, you can do so by accessing the www.sharevote.co.uk website. To do this you will need to use the Voting ID, Task ID and Shareholder Reference Number, which are given opposite. Alternatively, CREST members can submit their proxy through the CREST Electronic Proxy Appointment Service (ID RA19).

6. Only those shareholders registered on the register of members of the Company at 6:00 p.m. (BST) on April 12, 2016 shall be entitled to attend or vote at the meeting in respect of the number of shares registered in their name at that time. Changes to the entries on the register of members after 6:00 p.m. (BST) on April 12, 2016 shall be disregarded in determining the rights of any person to attend or vote at the meeting.

7. In the case of joint registered holders, the signature of one holder on a proxy card will be accepted and the vote of the senior holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders. For this purpose, seniority shall be determined by the order in which the names stand on the register of members of the Company in respect of the relevant joint holding.

8. To appoint one or more proxies or to give an instruction to a proxy (whether previously appointed or otherwise) via the CREST system, CREST messages must be received by the issuer’s agent (ID RA19) by 1:30 p.m. (BST) on April 12, 2016. For this purpose, the time of receipt will be taken to be the time (as determined by the timestamp generated by the CREST System) from which the issuer’s agent is able to retrieve the message. The Company may treat as invalid a proxy appointment sent by CREST in the circumstances set out in Regulation 35(5)(a) of the Uncertificated Securities Regulations 2001.

9. Return of this proxy card will not prevent a registered shareholder from attending the meeting and voting in person.

10. In respect of any resolution for which you have not given specific instructions on how your proxy should vote, your proxy will have discretion to vote on that resolution, in respect of your total holding, as they see fit. Your proxy will also have discretion to vote as they see fit on any other business which may properly come before the meeting, including amendments to resolutions, and at any adjournment of the meeting.

Lines are open 8:30 a.m. to 5:30 p.m., Monday to Friday.

Carnival PLC

Annual General Meeting

Sharevote.co.uk

+ + 2715-094-S VOTING ID TASK ID

SHAREHOLDER REFERENCE NUMBER

I/We, hereby appoint the Chairman of the meeting, or

as my/our proxy to attend and vote on my/our behalf at the Annual General Meeting of Carnival plc (the Company) to be held on Thursday, April 14, 2016 and at any adjournment of the meeting. I would like my proxy to vote on the resolutions proposed at the meeting as indicated on this proxy card.

Please indicate your vote by marking the appropriate boxes in black ink like this X

Proposal For Against Abstain

1. To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc

2. To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc

3. To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc

4. To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc

5. To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc

6. To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc

7. To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc

8. To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc

9. To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc

10. To hold an advisory vote to approve executive compensation

11. To approve the Carnival plc Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2015

Proposal For Against Abstain

12. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation

13. To authorize the Audit Committee of the Board of Directors of Carnival plc to agree the remuneration of the independent auditors of Carnival plc

14. To receive the UK accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2015

15. To approve the giving of authority for the allotment of new shares by Carnival plc

16. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc

17. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market

*Please tick here if this proxy appointment is one of multiple appointments being made.

Date Signature

*For the appointment of more than one proxy, please refer to Note 2.

This card should not be used for any comments, change of address, or other queries. Please send a separate instruction.

+ +

Business Reply Plus

Licence Number

RRHE-RYJB-ZUEL

Equiniti

Aspect House

Spencer Road

LANCING

BN99 6GL

1

Poll Card

Please bring this card with you to the meeting. Do NOT post this card to the Registrar.

RESOLUTIONS For Against Abstain

1. To re-elect Micky Arison as a director of Carnival Corporation and Carnival plc

2. To re-elect Sir Jonathon Band as a director of Carnival Corporation and Carnival plc

3. To re-elect Arnold W. Donald as a director of Carnival Corporation and Carnival plc

4. To re-elect Richard J. Glasier as a director of Carnival Corporation and Carnival plc

5. To re-elect Debra Kelly-Ennis as a director of Carnival Corporation and Carnival plc

6. To re-elect Sir John Parker as a director of Carnival Corporation and Carnival plc

7. To re-elect Stuart Subotnick as a director of Carnival Corporation and Carnival plc

8. To re-elect Laura Weil as a director of Carnival Corporation and Carnival plc

9. To re-elect Randall J. Weisenburger as a director of Carnival Corporation and Carnival plc

10. To hold an advisory vote to approve executive compensation

11. To approve the Carnival plc Directors’ Remuneration Report as set out in the annual report for the year ended November 30, 2015

12. To re-appoint the UK firm of PricewaterhouseCoopers LLP as independent auditors of Carnival plc and to ratify the selection of the U.S. firm of PricewaterhouseCoopers LLP as the independent registered certified public accounting firm of Carnival Corporation

13. To authorize the Audit Committee of the Board of Directors of Carnival plc to agree the remuneration of the independent auditors of Carnival plc

14. To receive the UK accounts and the reports of the Directors and auditors of Carnival plc for the year ended November 30, 2015

15. To approve the giving of authority for the allotment of new shares by Carnival plc

16. To approve the disapplication of pre-emption rights in relation to the allotment of new shares by Carnival plc

17. To approve a general authority for Carnival plc to buy back Carnival plc ordinary shares in the open market

Name

Signature